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SECURITY INCOME FUND(R)
  o  SECURITY CAPITAL PRESERVATION FUND

One Security Benefit Place, Topeka, Kansas 66636-0001
(785) 438-3127
(800) 888-2461

This  Statement of Additional  Information  ("SAI") is not a  Prospectus.  It is
intended  to provide  additional  information  regarding  those  activities  and operations  of the  Security  Capital  Preservation  Fund and  should be read in conjunction  with the Prospectus  dated July 1, 2005, as it may be  supplemented from time to time.  The  Prospectus  provides  the basic  information  investors should know before  investing.  A Prospectus may be obtained by writing Security
Distributors, Inc., One Security Benefit Place, Topeka, Kansas 66636-0001, or by
calling  (785)  438-3127  or (800)  888-2461.  The Fund's  financial  statements included  in the Fund's  September  30,  2004  Annual  Report and March 31, 2005
Semi-Annual Report are incorporated herein by reference.

STATEMENT OF ADDITIONAL INFORMATION
JULY 1, 2005, AS SUPPLEMENTED AUGUST 30, 2005
RELATING TO THE PROSPECTUS DATED JULY 1, 2005
AS IT MAY BE SUPPLEMENTED FROM TIME TO TIME
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FUND ADMINISTRATOR
Security Management Co., LLC
One Security Benefit Place
Topeka, Kansas 66636-0001

DISTRIBUTOR
Security Distributors, Inc.
One Security Benefit Place
Topeka, Kansas 66636-0001

CUSTODIAN
UMB Bank, N.A.
928 Grand Avenue
Kansas City, Missouri 64106

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

   U.S. Dollar-Denominated Sovereign and

   Municipal Leases, Certificates of Participation

   Limitations and Risks Associated with Transactions in Options,

GENERAL INFORMATION

Security Capital Preservation Fund (the "Fund") is a separate series of Security
Income Fund, an open-end,  management  investment  company  (mutual fund) of the series type, offering shares of the Fund ("Shares") as described herein.

As described in the Fund's Prospectus,  the Fund seeks to achieve its investment objective by investing in investment  grand fixed income  securities  including, without  limitation,  corporate  bonds  and  other  corporate  debt  securities, securities issued by the U.S. Government or its agencies and  instrumentalities, and mortgage-backed and asset-backed securities.  Prior to the date of this SAI, the Fund sought to achieve its  investment  objective by  investing  all its net
investable  assets  in  PreservationPlus  Income  Portfolio   ("Portfolio"),   a
diversified  open end management  investment  company having the same investment objective as the Fund.

Security  Management  Company,  LLC ("SMC" or  "Investment  Manager")  currently serves as the Fund's investment manager.

Shares  of the  Fund  are  sold  by  Security  Distributors,  Inc.,  the  Fund's distributor (the "Distributor"), to individuals and others that meet the minimum investment and other requirements for investing in the Fund, as discussed in the
Prospectus.

Shares are offered either directly, through broker/ dealers, or through vehicles such as bank collective funds or insurance company separate accounts. Shares are also  available  to employee  benefit  plans which invest in the Fund through an omnibus account or similar arrangement.

This  SAI is not an offer by the Fund to an  investor  that has not  received  a
Prospectus.  Capitalized  terms  not  otherwise  defined  in this  SAI  have the meanings ascribed to them in the Prospectus.

INVESTMENT METHODS AND ADDITIONAL RISK FACTORS

SHORT-TERM  INSTRUMENTS  -- When the Fund  experiences  large cash inflows,  for example,  through the sale of securities,  and investments  deemed attractive by the Investment  Manager are unavailable in sufficient  quantities,  the Fund may hold  short-term  investments  (or shares of money  market  mutual  funds) for a limited time pending availability of such investments.  In addition, when in the
Investment  Manager's  opinion,  it is advisable to adopt a temporary  defensive position because of unusual and adverse market or other  conditions,  up to 100%
of the Fund's assets may be invested in such short-term instruments.

Short-term   instruments  consist  of  foreign  and  domestic:   (1)  short-term
obligations  of  sovereign  governments,   their  agencies,   instrumentalities,
authorities or political  subdivisions;  (2) other  short-term  debt  securities rated AA or higher by S&P or Aa or higher by Moody's or, if unrated,  are deemed to be of  comparable  quality in the  opinion  of the  Investment  Manager;  (3)
commercial paper; (4) bank  obligations,  including  negotiable  certificates of deposit, time deposits and banker's acceptances;  and (5) repurchase agreements.
At the time the Fund invests in commercial paper, bank obligations or repurchase agreements,  the issuer or the issuer's parent must have  outstanding debt rated
AA or higher by S&P or Aa or higher by Moody's;  outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's;  or, if no such ratings are available,  the instrument must be deemed to be of comparable quality in the opinion of the Investment Manager. These instruments may be denominated in U.S.
dollars.

U.S.  GOVERNMENT  SECURITIES  -- The Fund may  invest in  obligations  issued or guaranteed by the U.S. government including:  (1) direct obligations of the U.S.
Treasury  and  (2)   obligations   issued  by  U.S.   government   agencies  and
instrumentalities.  Included  among direct  obligations of the U.S. are Treasury
Bills,  Treasury  Notes  and  Treasury  Bonds,  which  differ  in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year,  Treasury  Notes have  maturities  of one to 10 years and
Treasury Bonds generally have maturities of greater than 10 years at the date of
issuance.    Included   among   the   obligations   issued   by   agencies   and
instrumentalities  of the U.S. are:  instruments  that are supported by the full faith and  credit of the U.S.  (such as  certificates  issued by the  Government
National  Mortgage  Association  ("GNMA" or "Ginnie Mae");  instruments that are supported by the right of the issuer to borrow from the U.S.  Treasury  (such as securities  of Federal  Home Loan Banks);  and  instruments  that are  supported solely by the credit of the  instrumentality  (such as Federal National Mortgage
Association ("FNMA" or "Fannie Mae") and Federal Home Loan Mortgage  Corporation
("FHLMC" or "Freddie Mac").

Other U.S.  government  securities  the Fund may invest in include  (but are not
limited  to)   securities   issued  or   guaranteed   by  the  Federal   Housing
Administration,  Farmers  Home Loan  Administration,  Export-Import  Bank of the
U.S., Small Business Administration,  General Services  Administration,  Central
Bank for Cooperatives,  Federal Farm Credit Banks,  Federal  Intermediate Credit
Banks, Federal Land Banks, Maritime Administration,  Tennessee Valley Authority,
District  of  Columbia  Armory  Board and Student  Loan  Marketing  Association.
Because the U.S.  government  is not  obligated by law to provide  support to an instrumentality it sponsors,  the Fund will invest in obligations issued by such an  instrumentality  only if the Investment  Manager  determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

The Fund may also invest in separately traded principal and interest  components of  securities  guaranteed  or issued by the U.S.  Government  or its  agencies,
instrumentalities   or   sponsored   enterprises   if  such   components   trade
independently under the Separate Trading of Registered Interest and Principal of
Securities  program  ("STRIPS")  or any similar  program  sponsored  by the U.S.
Government.  STRIPS  may be sold as zero  coupon  securities.  See "Zero  Coupon
Securities and Deferred Interest Bonds."

CERTIFICATES OF DEPOSIT AND BANKERS'  ACCEPTANCES -- Certificates of deposit are receipts  issued by a  depository  institution  in  exchange  for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary  market prior to maturity.  Bankers'  acceptances
typically  arise  from  short-term  credit   arrangements   designed  to  enable
businesses to obtain funds to finance  commercial  transactions.  Generally,  an acceptance  is a time draft  drawn on a bank by an  exporter  or an  importer to obtain a stated  amount of funds to pay for specific  merchandise.  The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the  instrument on its maturity  date.  The acceptance may then be held  by the  accepting  bank  as an  earning  asset  or it may be  sold  in the secondary market at the going rate of discount for a specific maturity. Although maturities for  acceptances can be as long as 270 days,  most  acceptances  have maturities of six months or less.

COMMERCIAL PAPER -- The Fund may invest in commercial paper. The Fund may invest in fixed rate or  variable  rate  commercial  paper,  issued by U.S.  or foreign entities.  Commercial paper consists of short-term  (usually from 1 to 270 days)
unsecured  promissory  notes issued by U.S. or foreign  corporations in order to finance  their  current  operations.  Any  commercial  paper issued by a foreign entity corporation and purchased by the Fund must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

Commercial  paper  when  purchased  by the Fund  must be  rated  in the  highest short-term  rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be believed by the  Investment  Manager,  acting  under  the  supervision  of the  Board  of
Directors  of the  Fund,  to be of  comparable  quality.  Investing  in  foreign commercial  paper  generally  involves  risks relating to obligations of foreign banks or foreign branches and subsidiaries of U.S. and foreign banks.

The Fund may also invest in variable rate master  demand notes.  A variable rate master  demand note (which is a type of  commercial  paper)  represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

For a description of commercial paper ratings, see the Appendix to this SAI.

U.S.  DOLLAR-DENOMINATED  FOREIGN SECURITIES -- The Fund may invest a portion of its assets in U.S.  dollar-denominated  debt  securities  of foreign  companies.
Investing  in the  securities  of  foreign  companies  involves  more risks than investing in  securities of U.S.  companies.  Their value is subject to economic and political  developments in the countries where the companies  operate and to changes in foreign currency  values.  Values may also be affected by foreign tax laws,  changes  in foreign  economic  or  monetary  policies,  exchange  control regulations  and  regulations  involving  prohibitions  on the  repatriation  of foreign currencies.

In general, less information may be available about foreign companies than about
U.S.  companies,  and foreign  companies  are  generally not subject to the same accounting,  auditing and financial  reporting  standards as are U.S. companies.
Foreign  securities  markets may be less  liquid and subject to less  regulation than the U.S.  securities  markets.  The costs of  investing  outside the United
States  frequently  are  higher  than those in the United  States.  These  costs include relatively higher brokerage commissions and foreign custody expenses.

U.S.  DOLLAR-DENOMINATED  SOVEREIGN AND SUPRANATIONAL FIXED INCOME SECURITIES --
The  Fund  may  invest  in  U.S.   dollar-denominated  foreign  government  debt
securities,  which  include debt  obligations  issued or guaranteed by national,
state  or  provincial   governments  or  similar   political   subdivisions  and
quasi-governmental  and supranational  entities  (collectively,  "sovereign debt obligations"). Sovereign debt obligations may involve a high degree of risk. The issuer of such an obligation or the  governmental  authorities  that control the repayment of the  obligation  may be unable or unwilling to repay  principal and interest  when  due and  may  require  renegotiations  or  rescheduling  of debt payments.  In addition,  prospects  for  repayment of principal and interest may depend  on  political  as  well  as  economic  factors.  Quasi-governmental  and
supranational  entities  include  international   organizations   designated  or
supported  by  governmental  entities  to  promote  economic  reconstruction  or development  and  international  banking  institutions  and  related  government agencies.  Examples include (but are not limited to) the International  Bank for
Reconstruction  and  Development  (the "World Bank"),  the Japanese  Development
Bank,  the  Asian  Development  Bank and the  Inter-American  Development  Bank.
Currently,  the Fund intends to invest only in obligations  issued or guaranteed by the Asian  Development Bank, the  Inter-American  Development Bank, the World
Bank,  the African  Development  Bank,  the  European  Economic  Community,  the
European  Investment Bank and the Nordic  Investment  Bank.  Foreign  government securities  also include  mortgage-related  securities  issued or  guaranteed by
national,   state  or  provincial  governmental   instrumentalities,   including
quasi-governmental agencies.

FIXED INCOME SECURITY RISK. Fixed income securities generally expose the Fund to four types of risk:  (1) interest rate risk (the potential for  fluctuations  in bond prices due to changing interest rates);  (2) income risk (the potential for a decline in the Fund's income due to falling market interest rates); (3) credit risk (the  possibility  that a bond issuer will fail to make timely  payments of either interest or principal to the Fund);  and (4) prepayment risk or call risk
(the likelihood that,  during period of falling interest rates,  securities with high stated  interest  rates will be prepaid,  or  "called"  prior to  maturity, requiring the Fund to invest the proceeds at generally  lower  interest  rates).
Investing in U.S.  dollar-denominated  foreign  government  debt  securities may involve more risk than investing in U.S.  government debt securities.  See "U.S.
Dollar-Denominated Foreign Securities above.

PUT BONDS -- A put bond  (also  referred  to as a tender  option or third  party bond) is a bond created by coupling an intermediate or long-term fixed rate bond with an agreement  giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the  bond  (usually  a bank,  broker-dealer  or  other  financial  intermediary)
receives periodic fees that equal the difference between the bond's fixed coupon rate and the rate  (determined  by a  remarketing  or similar  agent) that would cause the bond,  coupled with the tender option,  to trade at par. By paying the tender  offer  fees,  the Fund in effect  holds a demand  obligation  that bears interest at the prevailing short-term rate.

In   selecting   put  bonds,   the   Adviser   takes  into   consideration   the
creditworthiness of the issuers of the underlying bonds and the creditworthiness of the  providers  of the tender  option  features.  A sponsor may  withdraw the tender option feature if the issuer of the underlying  bond defaults on interest or principal payments or the bond's rating is downgraded.

SENIOR LOANS -- The Fund invests in Senior Loans (i.e.,  senior secured floating rate corporate loans).

Senior Loans are loans made to  corporations.  In return,  the corporation  pays interest and principal to the lenders.  Senior Loans also include  participation interests in Senior Loans or assignments of Senior Loans. A Senior Loan in which the Fund may invest typically is structured by an agent bank acting on behalf of a group of lenders to whom the loan will be syndicated. The syndicate of lenders
often  consists  of  commercial  and  investment  banks,  thrift   institutions,
insurance  companies,  finance companies,  mutual funds and other  institutional investment vehicles or other financial institutions.  Typically,  the agent bank administers the Loan on behalf of all the lenders. This lender is referred to as the agent bank.

The Fund may  invest in a Senior  Loan in one of two  ways.  It may  purchase  a participation interest or it may purchase an assignment. Participation interests are interests issued by a lender or other financial institution, which represent a  fractional  interest in a Senior  Loan.  The Fund may  acquire  participation interests from a lender or other holders of participation interests.  Holders of
participation   interests  are  referred  to  as  participants.   An  assignment
represents  a portion of a Senior Loan  previously  attributable  to a different lender. Unlike a participation interest, the Fund will generally become a lender for the purposes of the relevant loan agreement by purchasing an assignment.

The Fund  will  not  originate  loans.  As such,  it will not be  buying  in the
"primary" market.  When Fund purchases an existing  assignment of a Senior Loan, or  purchases  a  participation  interest  in a  Senior  Loan,  it is said to be purchasing in the "secondary" market. Purchases of Senior Loans in the secondary market  may take  place at,  above,  or below  the par  value of a Senior  Loan.
Purchases  above  par will  effectively  reduce  the  amount of  interest  being received by Fund through the amortization of the purchase price premium, whereas purchases  below par will  effectively  increase  the amount of  interest  being received by Fund through the  amortization of the purchase price  discount.  The
Fund may be able to invest in Senior Loans only through participation  interests or assignments at certain times when reduced direct investment  opportunities in
Senior Loans may exist.

If the Fund purchases an assignment from a lender,  the Fund will generally have direct contractual  rights against the borrower in favor of the lenders.  On the other hand, if the Fund purchases a participation  interest either from a lender or a participant,  the Fund typically will have established a direct contractual relationship  with the seller of the  participation  interest,  but not with the borrower.  Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation  interest to the Fund, in addition to the usual credit risk of the  borrower.  Therefore,  when the Fund invests in Senior
Loans through the purchase of participation  interests,  the Fund's  sub-adviser must  consider  the  creditworthiness  of the  agent  bank and any  lenders  and participants interposed between the Fund and a borrower.

Typically,  Senior  Loans  are  secured  by  collateral  that,  at the  time  of origination, has a fair market value at least equal to the amount of such Senior
Loan.  The  Fund's  sub-adviser  generally  will  determine  the  value  of  the collateral  by customary  valuation  techniques  that it considers  appropriate.
However,   the  value  of  the  collateral  may  decline  following  the  Fund's investment.  Also, collateral may be difficult to sell and there are other risks which may cause the  collateral  to be  insufficient  in the event of a default.
Consequently,  the Fund might not receive payments to which it is entitled.  The collateral  may  consist  of  various  types of  assets or  interests  including intangible  assets.  It may include  working  capital  assets,  such as accounts receivable  or  inventory,  or tangible  fixed  assets,  such as real  property, buildings and equipment.  It may include intangible assets,  such as trademarks,
copyrights   and  patent  rights,   or  security   interests  in  securities  of
subsidiaries  or  affiliates.  The  borrower's  owners  may  provide  additional collateral,  typically by pledging their  ownership  interest in the Borrower as collateral  for the loan.  The  borrower  under a Senior  Loan must  comply with various restrictive covenants contained in any Senior Loan agreement between the borrower and the syndicate of lenders.  A  restrictive  covenant is a promise by the borrower to not take  certain  action that may impair the rights of lenders.
These covenants,  in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions
to  shareholders,   provisions  requiring  the  borrower  to  maintain  specific financial  ratios or  relationships  and limits on total debt.  In  addition,  a covenant may require the borrower to prepay the Senior Loan with any excess cash flow.  Excess cash flow  generally  includes net cash flow after  scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset  dispositions  or sales of securities.  A breach of a covenant  (after  giving  effect to any cure period) in a Senior Loan  agreement which is not waived by the agent bank and the lending  syndicate  normally is an event of  acceleration.  This  means that the agent bank has the right to demand immediate repayment in full of the outstanding Senior Loan.

The Fund  will  make an  investment  in a Senior  Loan  only  after  the  Fund's sub-adviser determines that the investment is suitable for the Fund based on the sub-adviser's  independent  credit  analysis.  Generally,  this  means  that the sub-adviser has determined  that the likelihood  that the corporation  will meet its obligations is acceptable.

The rate of interest payable on Senior Loans is established as the sum of a base lending rate plus a specified margin. These base lending rates generally are the
London Interbank Offered Rate ("LIBOR"),  the interest rate quoted by major U.S.
money  center  commercial  banks at which  such  banks are  willing to lend U.S.
dollars to their most creditworthy borrowers, as quoted daily in the Wall Street
Journal  (Prime Rate),  the  certificate of deposit ("CD") rate, or another base lending rate used by commercial  lenders.  The interest rate on Prime Rate-based
Senior Loans floats daily as the Prime Rate changes,  while the interest rate on
LIBOR-based Senior Loans is reset periodically, typically between 30 days and 90 days.  Certain of the Senior  Loans in which the Fund will invest may permit the borrower to select an interest rate reset period of up to one year. A portion of the Fund's  investments  may consist of loans with interest rates that are fixed for the term of the loan.  Investment in Senior Loans with longer  interest rate reset periods or loans with fixed  interest rates may increase  fluctuations  in the Fund's net asset  value as a result of changes in interest  rates.  However, the Fund may  attempt  to hedge its  fixed  rate  loans  against  interest  rate
fluctuations   by  entering  into   interest  rate  swap  or  other   derivative
transactions.

VARIABLE AND  FLOATING  RATE  INSTRUMENTS  -- The Fund may invest in variable or floating  rate  instruments  and  variable  rate demand  instruments,  including variable amount master demand notes.  These  instruments  will normally  involve industrial  development  or revenue bonds that provide that the rate of interest is set as a specific  percentage  of a  designated  base rate (such as the prime rate) at a major  commercial  bank.  In  addition,  the  interest  rate on these securities may be reset daily, weekly or on some other reset period and may have a floor or ceiling on interest rate changes.  The Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest.

Debt  instruments  purchased by the Fund may be  structured  to have variable or floating  interest rates.  These  instruments may include variable amount master demand notes that permit the  indebtedness  to vary in addition to providing for periodic adjustments in the interest rates.

Other  variable and  floating  rate  instruments  include but are not limited to corporates,  ABS, CMBS, MBS, CMOs, government and agency securities. The Adviser will consider the earning power,  cash flows and other  liquidity  ratios of the issuers and guarantors of such  instruments and, if the instrument is subject to a demand feature,  will  continuously  monitor their  financial  ability to meet payment on demand.  Where  necessary to ensure that a variable or floating  rate instrument is equivalent to the quality standards applicable to the Fund's fixed income  investments,  the  issuer's  obligation  to  pay  the  principal  of the instrument  will be backed by an  unconditional  bank  letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter,  line of credit,  guarantee or loan  commitment will meet the Fund's  investment  quality standards  relating to  investments in bank  obligations.  The Adviser will also continuously  monitor the  creditworthiness  of issuers of such  instruments  to determine whether the Fund should continue to hold the investments.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments,  and the Fund could suffer a loss if the issuer  defaults or during periods in which the Fund is not entitled to exercise its demand rights.

Variable and floating rate  instruments  held by the Fund will be subject to the
Fund's limitation on investments in illiquid  securities when a reliable trading market for the instruments does not exist and the Fund may not demand payment of the principal amount of such instruments within seven days.

WARRANTS  -- The Fund may invest in  warrants.  Warrants  generally  entitle the holder to buy a specified number of shares of common stock at a specified price, which is often  higher  than the  market  price at the time of  issuance,  for a period of years or in  perpetuity.  Warrants  may be issued in units  with other securities  or  separately,  and  may  be  freely  transferable  and  traded  on exchanges.  While the market value of a warrant  tends to be more  volatile than that of the securities underlying the warrant, the market value of a warrant may not necessarily change with that of the underlying security. A warrant ceases to have  value if it is not  exercised  prior to any  expiration  date to which the warrant is subject. The purchase of warrants involves a risk that the Fund could lose the purchase  value of a warrant if the right to  subscribe  to  additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants  involves the risk that the effective  price paid for the warrant added to the  subscription  price of the related  security may exceed the value of the subscribed  security's  market  price,  such as when there is no movement in the level of the underlying security.

MUNICIPAL  SECURITIES  -- The Fund may invest to a limited  extent in  municipal securities.  Municipal  securities consist of bonds, notes and other instruments issued  by or on behalf  of  states,  territories  and  possessions  of the U.S.
(including the District of Columbia) and their political subdivisions,  agencies or  instrumentalities,  the  interest  on which is exempt from  regular  federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily  exempt from the federal  alternative  minimum tax or from state and local  taxes).  Municipal  securities  may also be issued on a taxable basis
(i.e., the interest on such securities is not exempt from regular federal income tax).

Municipal  securities  are  often  issued to obtain  funds  for  various  public purposes,  including the construction of a wide range of public  facilities such as bridges, highways, housing, hospitals, mass transportation,  schools, streets and water and sewer works. Other public purposes for which municipal  securities may be issued include  refunding  outstanding  obligations,  obtaining funds for general  operating  expenses,  and  obtaining  funds  to  lend to  other  public
institutions  and  facilities.   Municipal   securities  also  include  "private
activity" or industrial  development  bonds, which are issued by or on behalf of public  authorities  to provide  financing  aid to acquire sites or construct or
equip  facilities   within  a  municipality  for  privately  or  publicly  owned corporations.

The  two  principal   classifications  of  municipal   securities  are  "general
obligations" and "revenue  obligations."  General obligations are secured by the issuer's  pledge of its full faith and credit for the payment of  principal  and interest although the characteristics and enforcement of general obligations may vary  according  to  the  law  applicable  to  the  particular  issuer.  Revenue obligations,  which  include,  but are not limited to, private  activity  bonds, resource  recovery bonds,  certificates of participation  and certain  municipal notes,  are not backed by the credit and taxing  authority of the issuer and are payable solely from the revenues derived from a particular  facility or class of facilities  or, in some cases,  from the  proceeds of a special  excise or other specific revenue source. Nevertheless, the obligations of the issuer may also be backed by a letter of credit,  guarantee or insurance.  General  obligations and revenue  obligations may be issued in a variety of forms,  including  commercial paper,  fixed,  variable and floating  rate  securities,  tender  option  bonds, auction rate bonds and capital appreciation bonds.

In addition to general obligations and revenue obligations,  there are a variety of hybrid and special  types of municipal  securities.  There are also  numerous differences  in the  credit  backing of  municipal  securities  both  within and between these two principal classifications.

For  the  purpose  of  applying   the  Fund's   investment   restrictions,   the
identification  of the  issuer of a  municipal  security  which is not a general obligation is made by the Adviser based on the  characteristics of the municipal security,  the most important of which is the source of funds for the payment of principal and interest on such securities.

One or a small number of  institutional  investors such as the Fund may purchase an entire issue of municipal  securities.  Thus, the issue may not be said to be publicly  offered.  Unlike some  securities  that are not  publicly  offered,  a secondary  market exists for many  municipal  securities  that were not publicly offered initially and such securities can be readily marketable.

The obligations of an issuer to pay the principal of and interest on a municipal security are subject to the provisions of bankruptcy,  insolvency and other laws affecting the rights and remedies of creditors,  such as the Federal  Bankruptcy
Act,  and laws,  if any,  that may be enacted by Congress or state  legislatures extending  the time for payment of  principal  or  interest  or  imposing  other constraints  upon  the  enforcement  of such  obligations.  There  is  also  the possibility  that,  because  of  litigation  or other  conditions,  the power or ability of the issuer to pay when due  principal  of or  interest on a municipal security may be materially affected.

MUNICIPAL  LEASES,   CERTIFICATES  OF  PARTICIPATION  AND  OTHER   PARTICIPATION
INTERESTS  -- A  municipal  lease  is an  obligation  in the  form of a lease or installment  purchase  contract that is issued by a state or local government to acquire  equipment and  facilities.  Income from such  obligations  is generally exempt from state and local  taxes in the state of issuance  (as well as regular federal  income tax).  Municipal  leases  frequently  involve  special risks not normally  associated  with  general  obligation  or  revenue  bonds.  Leases and installment  purchase or conditional  sale contracts (which normally provide for title to the leased asset to pass  eventually to the  governmental  issuer) have evolved as a means for  governmental  issuers to acquire  property and equipment without meeting the constitutional  and statutory  requirements for the issuance of debt. The debt issuance  limitations are deemed to be inapplicable because of the  inclusion in many leases or contracts of  `non-appropriation'  clauses that relieve the governmental  issuer of any obligation to make future payments under the lease or  contract  unless  money is  appropriated  for such  purpose by the appropriate  legislative  body on a yearly or other  periodic  basis.  Thus, the
Fund's  investment in municipal  leases will be subject to the special risk that the governmental issuer may not appropriate funds for lease payments.

In addition,  such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from  maintaining  occupancy of the leased premises or utilizing the leased equipment.  Although the obligations may be secured by the leased  equipment or  facilities,  the  disposition of the property in the event of  nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in an unsatisfactory or delayed recoupment of the Fund's original investment.

Certificates of participation represent undivided interests in municipal leases, installment  purchase  contracts  or other  instruments.  The  certificates  are typically  issued by a trust or other entity that has received an  assignment of the payments to be made by the state or political  subdivision under such leases or installment purchase contracts.

Certain  municipal lease  obligations and certificates of  participation  may be deemed  illiquid for the purpose of the Fund's  limitations  on  investments  in illiquid  securities.  Other  municipal lease  obligations  and  certificates of participation  acquired by the Fund may be determined by the Investment Manager, pursuant  to  guidelines  adopted  by  the  Board  of  Directors,  to be  liquid securities  for the purpose of the Fund's  limitation on investments in illiquid securities.  In determining  the liquidity of municipal  lease  obligations  and certificates of participation, the Investment Manager will consider a variety of factors including:  (1) the willingness of dealers to bid for the security;  (2)
the number of dealers  willing to purchase or sell the obligation and the number of other  potential  buyers;  (3) the  frequency  of trades  or  quotes  for the obligation;  and (4) the nature of the  marketplace  trades.  In  addition,  the
Adviser  will  consider  factors  unique to  particular  lease  obligations  and certificates of participation affecting the marketability thereof. These include the general  creditworthiness of the issuer, the importance to the issuer of the property  covered by the lease and the likelihood that the  marketability of the obligation will be maintained  throughout the time the obligation is held by the
Fund.  The Fund may not  invest  more  than 5% of its net  assets  in  municipal leases.

The  Fund  may  purchase  participations  in  municipal  securities  held  by  a commercial bank or other financial institution.  Such participations provide the
Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment,  on not more than seven days notice, of all or any part of the Fund's participation interest in the underlying municipal security,  plus accrued interest.

MUNICIPAL NOTES -- Municipal  securities in the form of notes generally are used to provide for short-term  capital needs, in anticipation of an issuer's receipt of other  revenues or financing,  and typically  have  maturities of up to three years. Such instruments may include Tax Anticipation Notes, Revenue Anticipation
Notes,  Bond  Anticipation  Notes,  Tax  and  Revenue   Anticipation  Notes  and
Construction  Loan  Notes.  Tax  Anticipation  Notes are issued to  finance  the working capital needs of governments. Generally, they are issued in anticipation of various tax  revenues,  such as income,  sales,  property,  use and  business taxes,  and are payable from these specific future taxes.  Revenue  Anticipation
Notes are issued in  expectation  of receipt of other kinds of revenue,  such as
federal  revenues  available  under  federal  revenue  sharing  programs.   Bond
Anticipation  Notes are issued to provide interim financing until long-term bond financing can be arranged.  In most cases,  the long-term bonds then provide the funds needed for  repayment  of the notes.  Tax and Revenue  Anticipation  Notes combine  the  funding  sources  of  both  Tax  Anticipation  Notes  and  Revenue
Anticipation  Notes.  Construction  Loan Notes are sold to provide  construction financing.  These  notes are secured by  mortgage  notes  insured by the Federal
Housing Authority; however, the proceeds from the insurance may be less than the economic  equivalent  of the payment of  principal  and interest on the mortgage note if there has been a  default.  The  obligations  of an issuer of  municipal notes are generally  secured by the anticipated  revenues from taxes,  grants or bond financing. An investment in such instruments, however, presents a risk that the  anticipated  revenues  will not be received or that such  revenues  will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

PRIVATE  ACTIVITY  AND  INDUSTRIAL  DEVELOPMENT  BONDS -- The Fund may invest in private activity and industrial  development bonds, which are obligations issued by or on  behalf  of  public  authorities  to  raise  money to  finance  various privately owned or operated facilities for business and manufacturing,  housing, sports  and  pollution  control.  These  bonds are also used to  finance  public facilities such as airports,  mass transit systems,  ports, parking or sewage or solid  waste  disposal  facilities,  as  well as  certain  other  facilities  or projects.  The payment of the  principal and interest on such bonds is generally dependent  solely on the ability of the  facility's  user to meet its  financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

TAX EXEMPT  COMMERCIAL PAPER -- Issues of tax-exempt  commercial paper typically represent short-term,  unsecured, negotiable promissory notes. These obligations are issued by state and local  governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are  paid  from  general  revenues  of  municipalities  or are  refinanced  with long-term debt. In most cases,  tax-exempt commercial paper is backed by letters of credit,  lending  agreements,  note  repurchase  agreements  or other  credit facility agreements offered by banks or other institutions.

PRE-REFUNDED  MUNICIPAL SECURITIES -- The principal of and interest on municipal securities  that have been  pre-refunded  are no longer  paid from the  original revenue source for the securities.  Instead,  after  pre-refunding the source of such payments of the principal of and interest on these securities are typically paid from an escrow fund  consisting of obligations  issued or guaranteed by the
U.S. Government.  The assets in the escrow fund are derived from the proceeds of refunding  bonds  issued  by  the  same  issuer  as the  pre-refunded  municipal securities. Issuers of municipal securities use this advance refunding technique to obtain  more  favorable  terms with  respect to  securities  that are not yet subject to call or  redemption  by the issuer.  For example,  advance  refunding enables an issuer to refinance debt at lower market interest rates,  restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded  municipal securities.  However, except for a change in the revenue  source  from which  principal  and  interest payments are made, the pre-refunded  municipal  securities remain outstanding on their  original  terms  until  they  mature  or  are  redeemed  by  the  issuer.
Pre-refunded  municipal  securities  are  usually  purchased  at a  price  which represents a premium over their face value.

TENDER OPTION BONDS -- A tender option bond is a municipal  security  (generally held pursuant to a custodial  arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank,  broker-dealer or other financial institution, pursuant to which such institution  grants the security  holders the option,  at periodic  intervals,  to tender their  securities to the institution and receive the face value thereof.

As consideration for providing the option,  the financial  institution  receives periodic fees equal to the  difference  between the bond's fixed coupon rate and the  rate,  as  determined  by a  remarketing  or  similar  agent at or near the commencement of such period,  that would cause the securities,  coupled with the tender option,  to trade at par on the date of such  determination.  Thus, after payment of this fee, the security holder  effectively  holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate.

However,  an institution  will not be obligated to accept  tendered bonds in the event of certain  defaults  or a  significant  downgrade  in the  credit  rating assigned to the issuer of the bond.  The  liquidity of a tender option bond is a function  of the  credit  quality  of both the  bond  issuer  and the  financial institution  providing  liquidity.  Tender  option bonds are deemed to be liquid unless, in the opinion of the Adviser, the credit quality of the bond issuer and the  financial  institution  is deemed,  in light of the Fund's  credit  quality requirements, to be inadequate. The Fund intends to invest only in tender option bonds the interest on which will,  in the opinion of bond  counsel,  counsel for the issuer of interests  therein or counsel  selected by the Adviser,  be exempt from regular federal income tax. However, because there can be no assurance that the IRS will agree with such counsel's  opinion in any particular case, there is a risk that the Fund will not be  considered  the  owner of such  tender  option bonds and thus will not be entitled  to treat such  interest as exempt from such tax. Additionally,  the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated  fees, in relation to various  regulated  investment  company tax provisions  is unclear.  The Fund  intends to manage its  portfolio  in a manner designed  to  eliminate  or  minimize  any  adverse  impact  from the tax  rules applicable to these investments.

AUCTION RATE  SECURITIES -- Auction rate securities in which the Fund may invest consist  of  auction  rate  municipal  securities  and  auction  rate  preferred securities  issued by closed-end  investment  companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate  securities  usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by "Dutch" auction in which  bids are made by  broker-dealers  and  other  institutions  for a certain amount of securities at a specified  minimum yield. The dividend rate set by the auction is the lowest  interest  or  dividend  rate that  covers all  securities offered  for sale.  While  this  process  is  designed  to permit  auction  rate securities  to be traded at par value,  there is the risk that an  auction  will fail due to insufficient demand for the securities.

Dividends on auction rate preferred  securities  issued by a closed-end fund may be  designated  as  exempt  from  federal  income  tax to the  extent  they  are attributable to tax-exempt  interest income earned by the fund on the securities in its  portfolio  and  distributed  to  holders  of the  preferred  securities, provided  that the preferred  securities  are treated as equity  securities  for federal  income tax  purposes  and the  closed-end  fund  complies  with certain requirements under the Internal Revenue Code of 1986, as amended (the "Code").

The Fund's investments in auction rate preferred  securities of closed-end funds are subject to limitations on  investments in other U.S.  registered  investment companies,  which  limitations are prescribed by the 1940 Act. These limitations include  prohibitions against acquiring more than 3% of the voting securities of any other such  investment  company,  and  investing  more than 5% of the Fund's assets in securities of any one such investment  company or more than 10% of its assets in securities of all such investment companies.

PRIVATE  ACTIVITY  BONDS -- Certain  types of  municipal  securities,  generally referred to as industrial  development  bonds (and referred to under current tax law as private activity bonds), are issued by or on behalf of public authorities to obtain funds for privately-operated housing facilities, airport, mass transit or port  facilities,  sewage  disposal,  solid waste disposal or hazardous waste treatment or disposal  facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which  are  used for the  construction,  equipment,  repair  or  improvement  of privately operated industrial or commercial facilities, may constitute municipal securities,  although the current federal tax laws place substantial limitations on the size of such issues.  The interest from certain  private  activity  bonds owned by the Fund  (including  the  Fund's  distributions  attributable  to such interest) may be a preference item for purposes of the alternative minimum tax.

MORTGAGE- AND ASSET-BACKED  SECURITIES -- The Fund may invest in mortgage-backed securities.  A  mortgage-backed  security  consists of a pool of mortgage  loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar  security  instruments  creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily
(i.e., five or more) properties,  agriculture properties,  commercial properties and mixed use properties.

The  investment  characteristics  of adjustable  and fixed rate  mortgage-backed securities differ from those of traditional fixed-income  securities.  The major differences  include the payment of interest and  principal  on  mortgage-backed securities on a more frequent  (usually monthly)  schedule,  and the possibility that  principal may be prepaid at any time due to  prepayments on the underlying mortgage loans or other assets.  These  differences can result in  significantly
greater  price  and  yield   volatility  than  is  the  case  with   traditional
fixed-income  securities.  As a result,  if the Fund  purchases  mortgage-backed securities at a premium,  a faster than expected  prepayment  rate will decrease both  the  market  value  and the  yield  to  maturity  from  those  which  were anticipated.  A  prepayment  rate that is  slower  than  expected  will have the opposite effect of increasing yield to maturity and market value. Conversely, if the  Fund  purchases  mortgage-backed  securities  at a  discount,  faster  than expected prepayments will increase,  while slower than expected prepayments will decrease,  yield to  maturity  and market  values.  To the extent  that the Fund invests in mortgage-backed securities, the Investment Manager may seek to manage these  potential risks by investing in a variety of  mortgage-backed  securities and by using  certain  hedging  techniques.  The Fund may  invest in  securities generally referred to as asset-backed  securities.  Asset-backed  securities are secured by and  payable  from,  or directly or  indirectly  represent  undivided fractional  interests  in, pools of corporate and consumer  loans  (unrelated to mortgage loans) held in a trust.  Asset-backed  securities may provide  periodic payments that consist of interest and/or principal payments.  Consequently,  the life of an asset-backed  security varies with the prepayment and loss experience of the  underlying  assets.  Payments of principal  and  interest are  typically supported by some form of credit enhancement, such as a letter of credit, surety
bond,   limited  guarantee  or   senior/subordination.   The  degree  of  credit
enhancement varies, but generally amounts to only a fraction of the asset-backed security's par value until  exhausted.  If the credit  enhancement is exhausted, certificate-holders  may experience  losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of the securities also may change because of changes in the market's  perception of  creditworthiness  of the servicing agent for the loan pool,  the originator of the loans or the financial  institution  providing the credit enhancement.  Asset-backed  securities are ultimately  dependent upon payment of corporate and consumer loans,  and the  certificate-holder  generally has no recourse against the entity that originated the loans.

Asset-backed    securities   have   structural    characteristics   similar   to
mortgage-backed  securities.  However,  the underlying assets are not first lien mortgage loans or interests  therein but include assets such as (but not limited
to) motor vehicle installment sale contracts,  other installment sale contracts, home equity loans,  leases of various types of real and personal  property,  and receivables  from  revolving  credit (credit card)  agreements.  Such assets are securitized through the use of trusts or special purpose corporations.  Payments or  distributions  of principal and interest on  asset-backed  securities may be guaranteed  up to certain  amounts and for a certain  time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Asset-backed  securities present certain additional risks that are not presented by  mortgage-backed  securities.  Primarily,  these  securities  do not have the benefit of the same type of security interest in the related collateral.  Credit card  receivables are generally  unsecured,  and the debtors are entitled to the protection of a number of state and federal  consumer credit laws, many of which give such  debtors  the right to avoid  payment of certain  amounts  owed on the credit  cards,  thereby  reducing  the balance due.  Most issuers of  automobile
receivables   permit  the  servicer  to  retain  possession  of  the  underlying obligations.  If the servicer were to sell these  obligations  to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.  In addition,  because of the
large  number  of  vehicles   involved  in  a  typical  issuance  and  technical
requirements  under  state laws,  the trustee for the holders of the  automobile receivables  may not have a proper  security  interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed  collateral may not, in some cases, be available to support payments on these securities.

The market for  privately  issued  asset-backed  securities  is smaller and less liquid  than the  market for U.S.  government  mortgage-backed  securities.  The asset-backed  securities in which the Fund may invest are limited to those which are readily marketable, dollar-denominated and rated BBB or higher by S&P or Baa or higher by Moody's.

The yield characteristics of the mortgage- and asset-backed  securities in which the Fund may invest differ from those of traditional debt securities.  Among the major  differences  are that  interest  and  principal  payments  are made  more frequently on the mortgage- and asset-backed  securities  (usually  monthly) and that  principal  may be  prepaid  at any  time  because  the  underlying  assets generally may be prepaid at any time. As a result,  if the Fund purchases  these securities  at a premium,  a prepayment  rate that is faster than  expected will reduce their yield,  while a prepayment  rate that is slower than  expected will have the opposite effect of increasing yield. Conversely,  if the Fund purchases these securities at a discount,  faster than expected prepayments will increase, while  slower  than  expected  prepayments  will  reduce,  the  yield  on  these securities.  Amounts  available  for  reinvestment  by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.  Mortgage-backed  securities and asset-backed securities are often backed by a pool of  assets  representing  the  obligations  of a number  of  different parties.  To lessen the effect of failure by  obligors on  underlying  assets to make payments,  such  securities may contain  elements of credit  support.  Such credit  support  falls into two  categories:  (1) liquidity  protection  and (2)
protection  against losses  resulting from ultimate default by an obligor on the underlying  assets.  Liquidity  protection  refers to the provision of advances, generally  by the entity  administering  the pool of assets,  to ensure that the pass-through  of payments due on the underlying pool occurs in a timely fashion.
Protection   against  losses   resulting  from  ultimate  default  enhances  the
likelihood of ultimate  payment of the  obligations on at least a portion of the assets  in the  pool.  Such  protection  may  be  provided  through  guarantees, insurance  policies or letters of credit  obtained by the issuer or sponsor from third parties; through various means of structuring the transaction;  or through a combination of such  approaches.  The Fund may not pay any additional fees for such credit  support,  although the existence of credit support may increase the price of a security.

The ratings of mortgage-backed  securities and asset-backed securities for which third-party  credit  enhancement  provides  liquidity  protection  or protection
against  losses  from  default  are  generally   dependent  upon  the  continued
creditworthiness of the provider of the credit enhancement.  The ratings of such securities  could be subject to reduction in the event of  deterioration  in the creditworthiness  of the credit  enhancement  provider  even in cases  where the delinquency  and loss experience on the underlying pool of assets is better than expected.

Examples of credit  support  arising  out of the  structure  of the  transaction include "senior-subordinated  securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne  first by the  holders of the  subordinated  class),  creation of "reserve funds"  (where  cash or  investments,  sometimes  funded  from a portion  of the payments on the underlying  assets,  are held in reserve  against future losses)
and "over-collateralization"  (where the scheduled payments on, or the principal amount of, the  underlying  assets exceed those  required to make payment of the securities  and pay any servicing or other fees).  The degree of credit  support provided  for each  issue is  generally  based on  historical  information  with respect  to the level of credit  risk  associated  with the  underlying  assets.
Delinquency  or loss in  excess of that  which is  anticipated  could  adversely affect the return on an investment in such a security.

GOVERNMENT  GUARANTEED  MORTGAGE-BACKED  SECURITIES.  The Fund's  investments in mortgage-backed  securities may include  securities  issued or guaranteed by the
U.S.  Government  or one  of its  agencies,  authorities,  instrumentalities  or sponsored enterprises, such as Ginnie Mae, Fannie Mae and Freddie Mac. There are several  types of guaranteed  mortgage-backed  securities  currently  available, including  guaranteed  mortgage  pass-through  certificates  and multiple  class securities,  which include  guaranteed Real Estate Mortgage  Investment  Conduit
Certificates  ("REMIC  Certificates"),  collateralized  mortgage obligations and stripped  mortgage-backed  securities.  The Fund is permitted to invest in other types of  mortgage-backed  securities that may be available in the future to the extent consistent with its investment policies and objective.

GINNIE MAE CERTIFICATES.  Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The
National Housing Act of 1934, as amended (the "Housing Act"),  authorizes Ginnie
Mae to  guarantee  the  timely  payment  of the  principal  of and  interest  on certificates that are based on and backed by a pool of mortgage loans insured by the Federal  Housing  Administration  under the  Housing  Act, or Title V of the
Housing Act of 1949 ("FHA  Loans"),  or guaranteed by the Department of Veterans
Affairs  under  the  Servicemen's  Readjustment  Act of 1944,  as  amended  ("VA
Loans"),  or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S.  government is pledged to the payment of all amounts that may be required to be paid under any Ginnie Mae guaranty. In order to meet its obligations  under such guaranty,  Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

The Ginnie  Mae  Certificates  in which the Fund  invests  represent  a pro rata interest  in one or more pools of the  following  types of mortgage  loans:  (1)
fixed-rate  level payment  mortgage  loans;  (2)  fixed-rate  graduated  payment mortgage loans;  (3) fixed-rate  growing equity  mortgage loans;  (4) fixed-rate mortgage loans secured by  manufactured  (mobile)  homes;  (5) mortgage loans on multifamily  residential  properties under  construction;  (6) mortgage loans on completed  multifamily  projects;  (7)  fixed-rate  mortgage  loans  as to which escrowed funds are used to reduce the  borrower's  monthly  payments  during the early years of the  mortgage  loans ("buy down"  mortgage  loans);  (8) mortgage loans that  provide for  adjustments  in payments  based on periodic  changes in interest  rates  or in  other  payment  terms  of the  mortgage  loans;  and (9)
mortgage-backed serial notes.

FANNIE MAE CERTIFICATES. Fannie Mae is a federally chartered and privately owned
corporation   organized  and  existing  under  the  Federal  National   Mortgage
Association  Charter Act of 1938. The  obligations of Fannie Mae are obligations solely of Fannie Mae and are not backed by the full faith and credit of the U.S.
government.

Each Fannie Mae Certificate  represents a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not  insured or  guaranteed  by any  governmental  agency) of the  following types:  (1) fixed-rate  level payment  mortgage  loans;  (2) fixed-rate  growing equity mortgage loans;  (3) fixed-rate  graduated  payment  mortgage loans;  (4)
variable rate mortgage loans;  (5) other adjustable rate mortgage loans; and (6)
fixed-rate and adjustable mortgage loans secured by multifamily projects.

FREDDIE MAC  CERTIFICATES.  Freddie Mac is a federally  chartered  and privately owned  corporation of the United States  created  pursuant to the Emergency Home
Finance Act of 1970, as amended (the "FHLMC Act").  The  obligations  of Freddie
Mac are  obligations  solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac  Certificates  represent a pro rata  interest in a group of mortgage loans (a "Freddie Mac Certificate group") purchased by Freddie Mac. The mortgage
loans  underlying  the  Freddie  Mac  Certificates   consist  of  fixed-rate  or
adjustable  rate mortgage  loans with original  terms to maturity of between ten and thirty years,  substantially all of which are secured by first liens on one-
to four-family  residential  properties or multifamily  projects.  Each mortgage loan must meet the  applicable  standards  set forth in the FHLMC Act. A Freddie
Mac Certificate group may include whole loans,  participating interests in whole loans and  undivided  interests  in whole  loans and  participations  comprising another Freddie Mac Certificate group.

MULTIPLE CLASS MORTGAGE-BACKED SECURITIES. The Fund may invest in multiple class
mortgage-backed   securities  including   collateralized   mortgage  obligations
("CMOs") and real estate mortgage investments  conduits ("REMIC")  Certificates.
These securities may be issued by U.S. Government agencies and instrumentalities such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or  investors  in,  mortgage  loans,  including  savings and loan  associations, mortgage bankers,  commercial banks,  insurance companies,  investment banks and special  purpose  subsidiaries  of the  foregoing.  In  general,  CMOs  are debt obligations  of a legal  entity  that are  collateralized  by a pool of mortgage loans or  mortgage-backed  securities  the  payments  on which  are used to make payments  on the  CMOs  or  multiple  class  mortgage-backed  securities.  REMIC
Certificates   represent  beneficial  ownership  interests  in  a  REMIC  trust, generally  consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed  mortgage-backed  securities (the "Mortgage Assets"). The obligations of Fannie  Mae or  Freddie  Mac under  their  respective  guaranty  of the REMIC
Certificates are obligations solely of Fannie Mae or Freddie Mac,  respectively.
Although investors may purchase beneficial  interests in REMICs, which are known as "regular"  interests  or  "residual"  interests,  the Fund does not intend to purchase such residual interests in REMICs.

Fannie  Mae  REMIC   Certificates   are  issued  and  guaranteed  as  to  timely
distribution  of principal and interest by Fannie Mae.  These  Certificates  are obligations solely of Fannie Mae and are not backed by the full faith and credit of the U.S. Government.  In addition, Fannie Mae will be obligated to distribute the principal  balance of each class of REMIC  Certificates in full,  whether or not sufficient funds are otherwise available.

Freddie  Mac  guarantees  the timely  payment of  interest  on Freddie Mac REMIC
Certificates  and also  guarantees  the payment of  principal  as  payments  are required  to be  made  on the  underlying  mortgage  participation  certificates
("PCs").  These PCs are obligations  solely of Freddie Mac and are not backed by the full  faith  and  credit of the U.S.  Government.  PCs  represent  undivided interests in specified  level payment,  residential  mortgages or  participation therein  purchased  by  Freddie  Mac and  placed in a PC pool.  With  respect to principal payments on PCs, Freddie Mac generally  guarantees ultimate collection of all  principal of the related  mortgage  loans  without  offset or deduction.
Freddie Mac also guarantees timely payment of principal of certain PCs.

CMOs and REMIC  Certificates are issued in multiple classes.  Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable  or fixed  interest  rate and must be fully retired no later than its final distribution date. Principal  prepayments on the underlying mortgage loans or the mortgaged assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired  substantially earlier  than their final  distribution  dates.  Generally,  interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the mortgaged assets may be allocated among the several  tranches in various ways. In certain  structures  (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates.
Thus, no payment of principal  will be made on any class of sequential  pay CMOs
or  REMIC   Certificates  until  all  other  classes  having  an  earlier  final distribution  date  have been paid in full.  Additional  structures  of CMOs and
REMIC  Certificates  include,  among  others,  "parallel  pay"  CMOs  and  REMIC
Certificates.  Parallel  pay CMOs or REMIC  Certificates  are  those  which  are structured to apply principal  payments and prepayments of the mortgaged  assets to two or more  classes  concurrently  on a  proportionate  or  disproportionate basis.  These  simultaneous  payments are taken into account in calculating  the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures.  These securities  include accrual  certificates  (also known as
"Z-Bonds"),  which only  accrue  interest  at a  specified  rate until all other certificates having an earlier final distribution date have been retired and are converted  thereafter to an interest-paying  security,  and planned amortization class  ("PAC")  certificates,  which are  parallel pay REMIC  Certificates  that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the "PAC Certificates"), even though all other  principal  payments and prepayments of the Mortgage Assets are then  required  to  be  applied  to  one  or  more  other  classes  of  the  PAC
Certificates.   The  scheduled  principal  payments  for  the  PAC  Certificates generally have the highest  priority on each payment date after interest due has been paid to all classes entitled to receive interest currently.  Shortfalls, if any,  are  added  to the  amount  payable  on the  next  payment  date.  The PAC
Certificate  payment  schedule is taken into  account in  calculating  the final distribution date of each class of PAC. In order to create PAC tranches,  one or more tranches  generally  must be created that absorb most of the  volatility in the underlying  mortgage  assets.  These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

STRIPPED   MORTGAGE-BACKED   SECURITIES.   The   Fund  may   purchase   stripped
mortgage-backed  securities ("SMBS"),  which are derivative  multiclass mortgage securities.  Although the market for such  securities  is  increasingly  liquid, certain SMBS may not be readily  marketable and will be considered  illiquid for purposes of the Fund's  limitation on  investments in illiquid  securities.  The market value of the class consisting entirely of principal payments generally is unusually  volatile in response  to changes in interest  rates.  The yields on a class of SMBS  that  receives  all or most of the  interest  from the  mortgaged
assets  are   generally   higher  than   prevailing   market   yields  on  other
mortgage-backed  securities  because  their cash flow patterns are more volatile and  there is a  greater  risk  that the  initial  investment  will not be fully recouped.

ADJUSTABLE RATE  MORTGAGES-INTEREST  RATE INDICES.  Adjustable rate mortgages in which the Fund  invests may be adjusted on the basis of one of several  indices.
The One Year Treasury Index is the figure derived from the average weekly quoted yield on U.S. Treasury  Securities  adjusted to a constant maturity of one year.
The Cost of Funds Index reflects the monthly  weighted  average cost of funds of savings and loan  associations  and savings banks whose home offices are located in Arizona, California and Nevada (the "FHLB Eleventh District") that are member institutions  of the Federal Home Loan Bank of San  Francisco  (the "FHLB of San
Francisco"),  as computed from statistics tabulated and published by the FHLB of
San Francisco.  The FHLB of San Francisco  normally  announces the Cost of Funds
Index on the last working day of the month following the month in which the cost of funds was incurred.

A number of factors  affect the  performance  of the Cost of Funds Index and may cause the Cost of Funds Index to move in a manner  different  from indices based upon specific  interest rates,  such as the One Year Treasury Index.  Because of the various  origination  dates and maturities of the  liabilities of members of the FHLB Eleventh  District  upon which the Cost of Funds Index is based,  among other  things,  at any time the Cost of Funds  Index may not reflect the average prevailing market interest rates on new liabilities of similar maturities. There can be no assurance  that the Cost of Funds Index will  necessarily  move in the same direction or at the same rate as prevailing  interest rates since as longer term deposits or borrowings mature and are renewed at market interest rates, the
Cost of Funds Index will rise or fall  depending upon the  differential  between the  prior and the new  rates on such  deposits  and  borrowings.  In  addition, dislocations in the thrift industry in recent years have caused and may continue to cause  the cost of  funds  of  thrift  institutions  to  change  for  reasons unrelated to changes in general interest rate levels. Furthermore,  any movement in the Cost of Funds  Index as  compared to other  indices  based upon  specific interest  rates  may be  affected  by  changes  instituted  by the  FHLB  of San
Francisco in the method used to calculate the Cost of Funds Index. To the extent that the Cost of Funds  Index may  reflect  interest  changes on a more  delayed basis than other indices, in a period of rising interest rates, any increase may produce a higher yield later than would be produced by such other  indices,  and in a period of  declining  interest  rates,  the Cost of Funds  Index may remain higher than other  market  interest  rates which may result in a higher level of principal prepayments on mortgage loans which adjust in accordance with the Cost of Funds  Index  than  mortgage  loans  which  adjust in  accordance  with other indices.

LIBOR,  the London  interbank  offered  rate, is the interest rate that the most creditworthy international banks dealing in U.S. dollar-denominated deposits and loans  charge  each  other for  large  dollar-denominated  loans.  LIBOR is also usually the base rate for large  dollar-denominated  loans in the  international market.  LIBOR is  generally  quoted for loans having rate  adjustments  at one, three, six or twelve month intervals.

ZERO COUPON  SECURITIES AND DEFERRED INTEREST BONDS. The Fund may invest in zero coupon  securities  that are  "stripped"  U.S.  Treasury  notes and bonds and in deferred interest bonds. Zero Coupon Securities,  including CATS, TIGRs and TRs, are the  separate  income or principal  components  of a debt  instrument.  Zero coupon and deferred  interest bonds are debt  obligations  which are issued at a significant  discount from face value.  The original  discount  approximates the total  amount of  interest  the bonds will accrue and  compound  over the period until  maturity  or the  first  interest  accrual  date  at a rate  of  interest reflecting the market rate of the security at the time of issuance.  Zero coupon securities  are redeemed at face value at their  maturity  date without  interim cash payments of interest or  principal.  The amount of this discount is accrued over the life of the security,  and the accrual constitutes the income earned on the security for both  accounting and tax purposes.  Because of these  features, the market prices of zero coupon securities are generally more volatile than the market  prices of  securities  that have similar  maturity but that pay interest periodically.

While zero  coupon  bonds do not  require  the  periodic  payment  of  interest, deferred  interest  bonds  generally  provide  for a period of delay  before the regular payment of interest  begins.  Although this period of delay is different for each deferred interest bond, a typical period is approximately  one-third of the bond's term to maturity.  Such investments  benefit the issuer by mitigating its initial need for cash to meet debt  service,  but some also provide a higher rate of return to attract  investors  who are  willing to defer  receipt of such cash.

The Fund will accrue income on such investments for tax and accounting purposes, as required,  which is distributable to shareholders and which,  because no cash is generally  received at the time of accrual,  may require the  liquidation  of other portfolio securities to satisfy the Fund's distribution  obligations.  See
"Taxes."

ILLIQUID   SECURITIES  --  Historically,   illiquid   securities  have  included
securities  subject to contractual or legal  restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933
Act"),  securities  which are otherwise not readily  marketable  and  repurchase agreements  having a maturity of longer than seven days.  Securities  which have not been registered under the 1933 Act are referred to as private  placements or restricted  securities  and are  purchased  directly  from the  issuer or in the
secondary  market.   Non-publicly   traded   securities   (including  Rule  144A
Securities)  may involve a high degree of business  and  financial  risk and may result in substantial losses.  These securities may be less liquid than publicly traded  securities,  and it may take longer to liquidate  these  positions  than would be the case for publicly traded securities. Companies whose securities are not  publicly  traded may not be subject to the  disclosure  and other  investor protection  requirements  applicable to companies whose  securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio  securities and a mutual fund might be unable to dispose of restricted or other  illiquid  securities  promptly or at prices  deemed  reasonable by the
Investment   Manager  and  might  thereby   experience   difficulty   satisfying
redemptions  within seven days. An investment in illiquid  securities is subject to the risk that should the Fund desire to sell any of these  securities  when a ready buyer is not available at a price that is deemed to be  representative  of their value, the value of the Fund's net assets could be adversely affected.

Mutual funds do not typically hold a significant  amount of these  restricted or other  illiquid  securities  because of the  potential  for delays on resale and uncertainty  in  valuation.  A mutual  fund  might  also have to  register  such restricted  securities  in order to dispose  of them,  resulting  in  additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large  institutional  market has developed for certain securities that are not registered  under  the  1933  Act,  including  but  not  limited  to  repurchase agreements,  commercial paper,  non-U.S.  securities,  municipal  securities and corporate  bonds and  notes.  Institutional  investors  depend  on an  efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment.  The fact that there are contractual or legal  restrictions on resale of such  investments to the general public or to certain institutions may not be indicative of their liquidity.

The  Securities  and Exchange  Commission  ("SEC") has adopted Rule 144A,  which allows a broader  institutional  trading market for securities otherwise subject to restriction on their resale to the general  public.  Rule 144A  establishes a
"safe harbor" from the registration  requirements of the 1933 Act for resales of certain  securities to qualified  institutional  buyers.  The Investment Manager
anticipates  that  the  market  for  certain   restricted   securities  such  as
institutional  commercial  paper  will  expand  further  as  a  result  of  this regulation and the development of automated  systems for the trading,  clearance and settlement of unregistered securities of domestic and non-U.S. issuers, such as the PORTAL System sponsored by NASD, Inc.

An investment in Rule 144A Securities will be considered  illiquid and therefore subject to the Fund's  limit on the purchase of illiquid  securities  unless the
Board or its delegates  determines that the Rule 144A Securities are liquid.  In reaching liquidity  decisions,  the Board and its delegates may consider,  inter alia, the following factors:  (i) the unregistered nature of the security;  (ii)
the frequency of trades and quotes for the security; (iii) the number of dealers wishing to  purchase  or sell the  security  and the  number of other  potential purchasers;  (iv) dealer undertakings to make a market in the security;  and (v)
the nature of the security and the nature of the marketplace  trades (e.g.,  the time needed to dispose of the security,  the method of soliciting offers and the mechanics of the transfer).

Investing in Rule 144A Securities  could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers are unavailable or  uninterested  in purchasing  such  securities from the Fund. The
Board has adopted  guidelines and delegated to the Investment  Manager the daily function of determining  and  monitoring the liquidity of Rule 144A  Securities, although  the  Board  will  retain  ultimate  responsibility  for any  liquidity determinations.

TBA  PURCHASE  COMMITMENTS.  The Fund may enter into `To Be  Announced'  ("TBA")
purchase  commitments to purchase securities for a fixed price at a future date, typically not exceeding  75-90 days. TBA purchase  commitments may be considered securities  in  themselves,  and  involve  a risk of loss  if the  value  of the security to be purchased  declines  prior to settlement  date,  which risk is in addition  to the risk of  decline  in the  value  of the  Fund's  other  assets.
Unsettled TBA purchase commitments are valued at the current market value of the underlying securities.  To facilitate such acquisitions,  the Fund identifies on its books cash or liquid assets in an amount at least equal to such commitments.
It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio  securities to cover such purchase commitments than when it sets aside cash. On delivery dates for such transactions,  the Fund will meet its  obligations  from  maturities  or sales of the  segregated  securities and/or from cash flow. If the Fund chooses to dispose of the TBA security  prior to its  settlement,  it could,  as with the  disposition of any other  portfolio obligation, incur a gain or loss due to market fluctuation.

WHEN-ISSUED AND DELAYED DELIVERY  SECURITIES -- The Fund may purchase securities on a when-issued or delayed  delivery  basis.  Delivery of and payment for these securities  can  take  place a month  or more  after  the  date of the  purchase commitment.  The purchase  price and the interest rate  payable,  if any, on the securities  are  fixed  on the  purchase  commitment  date  or at the  time  the settlement  date is fixed.  The value of such  securities  is  subject to market fluctuation,  and no interest  accrues to the Fund until settlement takes place.
At  the  time  the  Fund  makes  the  commitment  to  purchase  securities  on a when-issued or delayed delivery basis, it will record the  transaction,  reflect the value each day of such securities in determining its NAV and, if applicable, calculate  the maturity for the purposes of average  maturity from that date. At the time of  settlement,  a when-issued  security may be valued at less than the purchase  price.  To facilitate  such  acquisitions,  the Fund identifies on its books liquid assets,  cash or U.S.  government  securities or other  appropriate securities,  in an amount at least equal to such commitments.  On delivery dates for such  transactions,  the Fund will meet its  obligations  from maturities or sales of the securities held in the segregated account and/or from cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its  acquisition,  it could,  as with the  disposition of any other portfolio obligation,  realize a gain or loss due to market fluctuation. It is the current policy of the Fund not to enter into  when-issued  commitments  exceeding in the aggregate 15% of the market value of its total assets,  less  liabilities  other than the obligations created by when-issued  commitments.  When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate  the  trade.  Failure of the seller to do so may result in the Fund's incurring a loss or missing an  opportunity to obtain a price  considered  being advantageous.

LOWER-RATED  DEBT  SECURITIES  ("JUNK  BONDS")  -- The Fund may  invest  in debt securities  rated below the fourth long-term rating category by S&P, Moody's and
Fitch or  comparably  rated by  another  NRSRO,  or if not rated by a NRSRO,  of comparable  quality as determined by The  Investment  Manager,  Inc. in its sole discretion. These securities, often referred to as junk bonds or high yield debt securities,  are considered  speculative  and, while generally  offering greater income than  investments in higher quality  securities,  involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality bonds tend to be  affected  by  economic  changes and  short-term  corporate  and  industry developments, as well as public perception of those changes and developments, to a greater  extent than higher  quality  securities,  which  react  primarily  to fluctuations in the general level of interest rates.  The market for lower-rated debt securities may be thinner and less active than that for  higher-rated  debt securities,  which can adversely affect the prices at which the former are sold.
If market  quotations are not available,  lower-rated  debt  securities  will be valued in accordance  with  procedures  established by the Board of Directors of the Fund,  including  the use of  outside  pricing  services.  Judgment  plays a greater role in valuing high yield  corporate debt  securities  than is the case for  securities  for which more external  sources for  quotations  and last sale information is available. Adverse publicity and changing investor perception may affect the  availability of outside pricing  services to value  lower-rated debt securities and the Fund's ability to dispose of these  securities.  In addition, such  securities  generally  present a higher degree of credit risk.  Issuers of lower-rated  debt  securities  are often highly  leveraged and may not have more traditional  methods of  financing  available  to them so that their  ability to service  their  obligations  during an  economic  downturn  or during  sustained periods  of  rising  interest  rates  may be  impaired.  The risk of loss due to default by such issuers is significantly  greater because below investment grade securities  generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

Since the risk of  default  is  higher  for  lower-rated  debt  securities,  The
Investment  Manager,  Inc.'s  research  and credit  analysis  are an  especially important  part of  managing  securities  of this  type  held  by the  Fund.  In considering  investments  for the Fund, the  Investment  Manager will attempt to identify those issuers of high yield debt securities whose financial  conditions are  adequate  to meet future  obligations,  have  improved  or are  expected to improve in the future.  The Investment  Manager's  analysis  focuses on relative values based on such factors as interest on dividend  coverage,  asset coverage, earnings prospects and the experience and managerial strength of the issuer.

The Fund may choose,  at its expense or in  conjunction  with others,  to pursue litigation  or  otherwise  exercise  its rights as a security  holder to seek to protect  the  interest of security  holders if it  determines  this to be in the interest of the Fund. The Investment  Manager may invest in an affiliated mutual fund to gain exposure to lower rated debt  securities.  The  affiliated  fund is permitted to invest in  securities  of lower credit  ratings than the Fund could invest in if it makes direct purchases of high yield debt securities.

SECURITIES OF FOREIGN ISSUERS -- INVESTMENT IN EMERGING  MARKETS -- The Fund may
invest to varying  degrees in one or more  countries  with  emerging  securities markets.  These countries are generally  located in Latin America,  Europe,  the
Middle East, Africa and Asia. Political and economic structures in many of these countries may be undergoing  significant  evolution and rapid  development,  and
these  countries  may  lack  the  social,   political  and  economic   stability
characteristic of more developed countries.  Certain of these countries may have in the past failed to recognize  private property rights and, at times, may have nationalized,  or  expropriated  the assets of private  companies.  As a result, these risks,  including the risk of  nationalization or expropriation of assets, may be heightened.  In addition,  unanticipated political or social developments may affect the value of the Fund's  investments in these  countries,  as well as the availability of additional  investments in these  countries.  The small size and inexperience of the securities markets in certain of these countries and the limited  volume of trading in securities in these  countries may make the Fund's investments in these  countries  illiquid and more volatile than  investments in most  Western  European  countries,  and the Fund may be required  to  establish special  custodial or other  arrangements  before making certain  investments in some of these countries. There may be little financial or accounting information available with respect to issuers located in certain of these countries, and may be difficult as a result to assess the value or  prospects of an  investment  in those countries. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those countries.

CURRENCY MANAGEMENT  TECHNIQUES -- The instruments  involved in currency-related transactions may be considered derivative  instruments.  The Fund may enter into currency-related  transactions to attempt to protect against an anticipated rise in the U.S. dollar price of securities that it intends to purchase. In addition, the Fund may enter  into  currency-related  transactions  to  attempt to protect against  the  decline in value of its  foreign  currency  denominated  or quoted portfolio  securities,  or a decline in the value of  anticipated  dividends  or interest  from such  securities,  due to a decline  in the value of the  foreign currency against the U.S.  dollar.  The forecasting of currency market movements is extremely  difficult  and there can be no  assurance  that  currency  hedging strategies  will be successful.  If the  Investment  Manager is incorrect in its forecast, currency hedging strategies may result in investment performance worse than if the strategies were not attempted.  In addition,  forward  contracts and over-the-counter  currency  options may be illiquid  and are subject to the risk that the counterparty will default on its obligations.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Fund may exchange  currencies in the normal course of managing its  investments in foreign  securities and may incur costs in doing so because a foreign  exchange  dealer may charge a fee for conversion.  The Fund may conduct foreign  currency  exchange  transactions on a
"spot" basis (i.e.,  for prompt  delivery and settlement) at the prevailing spot rate for purchasing or selling currency in the foreign currency exchange market.
The Fund  also may  enter  into  forward  foreign  currency  exchange  contracts
("forward  currency   contracts")  or  other  contracts  to  purchase  and  sell currencies for settlement at a future date. A foreign exchange  dealer,  in that situation,  will expect to realize a profit based on the difference  between the price at which a foreign currency is sold to the Fund and the price at which the dealer will cover the purchase in the foreign currency market.  Foreign exchange transactions  are entered into at prices quoted by dealers,  which may include a mark-up over the price that the dealer must pay for the currency.

A forward  currency  contract  involves  an  obligation  to  purchase  or sell a specific  currency at a future date,  which may be any fixed number of days from the date of the contract agreed upon by the parties,  at a price set at the time of the contract.  These contracts are traded in the interbank  market  conducted directly between  currency  traders  (usually large commercial  banks) and their customers.  A forward  contract  generally  has no deposit  requirement,  and no commissions are generally charged at any stage for trades,  but currency dealers seek to obtain a "spread" or profit on each transaction.

At the  maturity  of a  forward  contract,  the Fund may  either  accept or make delivery of the currency  specified in the contract or, at or prior to maturity, enter into a closing purchase  transaction  involving the purchase or sale of an offsetting contract.

The Fund may use forward  currency  transactions  in an attempt to hedge against losses,  or where possible,  to add to investment  returns.  For the purposes of hedging,  when the Fund  enters  into a contract  for the  purchase or sale of a security  denominated in a foreign  currency,  or when the Fund  anticipates the receipt  in a foreign  currency  of  dividend  or  interest  payments  on such a security which it holds,  the Fund may desire to "lock in" the U.S. dollar price of the  security  or the U.S.  dollar  equivalent  of such  dividend or interest payment,  as the  case may be.  By  entering  into a  forward  contract  for the purchase or sale, for a fixed amount of U.S.  dollars,  of the amount of foreign currency  involved  in the  underlying  transactions,  the Fund will  attempt to protect itself against an adverse  change in the  relationship  between the U.S.
dollar and the subject  foreign  currency  during the period between the date on which the security is  purchased  or sold,  or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally,  when  management  of the Fund  believes  that the  currency  of a particular  foreign  country may suffer a substantial  decline  against the U.S.
dollar,  it may cause the Fund to enter into a forward  contract to sell,  for a fixed amount of U.S. dollars,  the amount of foreign currency  approximating the value of some or all of the  Fund's  portfolio  securities  denominated  in such foreign  currency.  The precise matching of the forward contract amounts and the value of the  securities  involved  will not  generally be possible  because the future  value  of  such  securities  in  foreign  currencies  will  change  as a consequence  of market  movements in the value of those  securities  between the date on which the contract is entered into and the date it matures.

Using  forward  currency  contracts  in an attempt  to protect  the value of the
Fund's  portfolio  securities  against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes  a rate of exchange  which the Fund can achieve at some future point in time. The precise  projection of short-term  currency market movements is not possible,  and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund's foreign assets.

If the  value of the  securities  placed  in the  segregated  account  declines, additional  cash or liquid  securities  will be placed in the account on a daily basis so that the  value of the  account  will  equal the  amount of the  Fund's commitments  with  respect to such  contracts.  The  segregated  account will be marked-to-market  on a daily basis.  Although forward currency contracts are not presently  regulated by the Commodity  Futures Trading  Commission (the "CFTC"),
the CFTC may in the future assert authority to regulate these contracts. In such event,  the  Fund's  ability  to  utilize  forward  currency  contracts  may  be restricted.  In addition, a particular forward currency contract and assets used to cover such contract may be illiquid.

The Fund generally will not enter into a forward  currency  contract with a term of  greater  than one  year.  The  forecasting  of  short-term  currency  market movements is extremely  difficult and there can be no assurance that  short-term hedging strategies will be successful.

While the Fund will enter into forward  currency  contracts  to reduce  currency exchange rate risks, transactions in such contracts involve certain other risks.
Thus,  while the Fund may  benefit  from  currency  transactions,  unanticipated changes in currency  prices may result in a poorer overall  performance  for the
Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect  correlation  between the Fund's  portfolio  holdings of securities denominated in a particular  currency and forward  contracts entered into by the
Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from  achieving a complete  hedge or expose the Fund to risk of foreign currency  exchange loss.  Forward  currency  contracts may be considered derivative instruments.

DERIVATIVES --

GENERAL.  The Fund may invest in various  instruments that are commonly known as
"derivatives." Generally, a derivative is a financial arrangement,  the value of which is based on, or "derived"  from, a traditional  security,  asset or market index.  Some  "derivatives,"  such as  mortgage-related  and other  asset-backed securities, are in many respects like any other investment, although they may be more volatile and/or less liquid than more traditional  debt  securities.  There are, in fact, many different types of derivatives and many different ways to use them.  There are a range of risks  associated with those uses. For example,  the
Fund may use futures and options as a low-cost  method of gaining  exposure to a particular  securities market without investing directly in those securities and for traditional hedging purposes to attempt to protect the Fund from exposure to changing  interest rates,  securities  prices or currency exchange rates and for cash management or other investment purposes.  The use of derivatives may result in leverage, which tends to magnify the effects of an instrument's price changes as market  conditions  change.  Leverage  involves  the use of a small amount of money  to  control  a  large  amount  of  financial  assets,  and  can  in  some circumstances  lead to  significant  losses.  The Fund will  limit the  leverage created by its use of  derivatives  for investment  purposes by "covering"  such positions as required by the SEC. The Investment  Manager may use derivatives in circumstances  where the  Investment  Manager  believes they offer an economical means of gaining exposure to a particular  asset class.  Derivatives will not be used to increase  portfolio  risk above the level that could be  achieved  using only traditional  investment securities or to acquire exposure to changes in the value of assets or indexes that by  themselves  would not be  purchased  for the
Fund.  The  use of  derivatives  for  non-hedging  purposes  may  be  considered speculative.

The Fund's  investment  in  options,  futures,  forward  contracts,  and similar strategies depend on the Investment Manager's judgment as to the potential risks and  rewards of  different  types of  strategies.  Options  and  futures  can be volatile investments, and may not perform as expected. If the Investment Manager applies a hedge at an  inappropriate  time or judges price  trends  incorrectly, options and futures  strategies may lower the Fund's return. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated  with  its  other  investments,  or if it  could  not  close  out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less  liquidity  and less  protection to the Fund in the event of default by the other party to the contract.

HEDGING  STRATEGIES.  The Fund may use certain strategies designed to adjust the overall risk of its investment  portfolio.  These "hedging"  strategies  involve derivative  contracts,  including U.S. Treasury and Eurodollar futures contracts and  exchange-traded  put and  call  options  on  such  futures  contracts.  New financial products and risk management  techniques  continue to be developed and may be used if  consistent  with the Fund's  investment  objective and policies.
Among  other  purposes,  these  hedging  strategies  may be used to  effectively maintain a desired  portfolio  duration or to protect against market risk should
the  Fund  change  its  investments   among  different  types  of  Fixed  Income
Securities.

The Fund might not use any  hedging  strategies,  and there can be no  assurance that any strategy used will succeed.  If the Investment  Manager is incorrect in its judgment on market values, interest rates or other economic factors in using a hedging  strategy,  the Fund may have  lower net  income and a net loss on the investment. Each of these strategies involves certain risks, which include:

o  the fact that the skills needed to use hedging instruments are different from those needed to select securities for the Fund;

o  the possibility of imperfect correlation, or even no correlation, between the price movements of hedging  instruments and price movements of the securities or currencies being hedged;

o  possible  constraints  placed  on the  Fund's  ability  to  purchase  or sell portfolio  investments at advantageous  times due to the need for the Fund to maintain "cover" or to segregate securities; and

o  the  possibility  that the Fund will be unable to close out or liquidate  its hedged position.

A hedge is designed to offset a loss in a portfolio  position with a gain in the hedged position;  at the same time,  however,  a properly  correlated hedge will result in a gain in the portfolio  position being offset by a loss in the hedged position.  As a  result,  the use of  options,  futures  and  currency  exchange transactions  for  hedging  purposes  could  limit  any  potential  gain from an increase in the value of the position hedged. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts  sold by the Fund,  an increase in the value of the futures  contracts could only  mitigate,  but not totally  offset,  the decline in the value of the
Fund's assets.

To the extent that the Fund engages in the strategies  described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above,  these instruments may be illiquid and/or subject  to trading  limits,  and the Fund may be unable to close out a position without incurring substantial losses, if at all. The Fund is also subject to the risk of default by a counterparty to an off-exchange transaction.  See "Illiquid
Securities."

SWAPS -- Among  the  Strategic  Transactions  into  which the Fund may enter are currency,  and other types of swaps and the  purchase  or sale of related  caps, floors and collars. The Fund expects to enter into these transactions  primarily to  preserve  a return or spread on a  particular  investment  or portion of its portfolio,  to protect against currency  fluctuations,  as a duration management technique or to protect against any increase in the price of securities the Fund anticipates  purchasing  at a later date.  The Fund will not sell  interest rate caps or floors where it does not own securities or other  instruments  providing the income stream the Fund may be obligated to pay.  Interest rate swaps involve the exchange by the Fund with another party of their  respective  commitments to pay or receive  interest,  e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an  agreement  to  exchange  cash  flows  on a  notional  amount  of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional  amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional  principal amount from the party selling such cap to the extent that a specified  index exceeds a  predetermined  interest rate or amount.  The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a  combination  of a cap and a floor that  preserves a certain  return  within a predetermined range of interest rates or values.

Swaps  have  special  risks  associated   including   possible  default  by  the
counterparty  to the  transaction,  illiquidity  and,  where  swaps are used for hedges,  the risk that the use of a swap could result in losses  greater than if the swap had not  been  employed.  Whether  the use of swap  agreements  will be successful in furthering its investment  objective will depend on the Investment
Manager's  ability to correctly predict whether certain types of investments are
likely  to  produce  greater  returns  than  other  investments.   Certain  swap
agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days.  Moreover,  the Fund bears  the  risk of loss of the  amount  expected  to be  received  under a swap agreement  in the  event  of  the  default  or  bankruptcy  of a swap  agreement counterparty.

CREDIT  DEFAULT  SWAPS.  The Fund may  invest up to 15% of its  total  assets in credit default swaps. A credit default swap is a contract  between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the  seller a fixed  regular  fee  provided  that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller  must pay the buyer  the full  notional  value,  or "par  value",  of the reference  obligation in exchange for the reference  obligation.  Credit default swaps are used as a means of "buying"  credit  protection,  i.e.,  attempting to mitigate the risk of default or credit quality  deterioration in some portion of the Fund's holdings,  or "selling" credit protection,  i.e.,  attempting to gain exposure  to an  underlying  issuer's  credit  quality  characteristics  without directly  investing in that issuer.  No more than 5% of the Fund's assets may be invested in credit  default swaps for purposes of buying credit  protection  for non-hedging  purposes.  Where  the Fund is a seller  of  credit  protection,  it effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment  exposure on the notional amount of the  swap.  The Fund  will  only  sell  credit  protection  with  respect  to securities  in which  it  would  be  authorized  to  invest  directly.  The Fund currently  considers  credit  default swaps to be illiquid and treats the market value of the contract as illiquid for purposes of  determining  compliance  with the Fund's restrictions on investing in illiquid securities.

If the Fund is a buyer of a credit default swap and no event of default  occurs, the Fund will lose its investment and recover nothing. However, if the Fund is a buyer and an event of default  occurs,  the Fund will receive the full  notional value of the reference obligation that may have little or no value. As a seller, the Fund  receives  a fixed  rate of  income  through  the term of the  contract
(typically  between  six  months  and three  years),  provided  that there is no default event. If an event of default occurs,  the seller must pay the buyer the full notional  value of the reference  obligation.  Credit default swaps involve greater  risks  than  if the  Fund  had  invested  in the  reference  obligation directly.

The Fund may use credit default swaps to gain exposure to particular  issuers or particular  markets  through  investments in portfolios of credit default swaps,
such  as  Dow  Jones  CDX.NA.HY  certificates.   By  investing  in  certificates
representing  interests in a basket of credit default swaps,  the Fund is taking credit risk with respect to an entity or group of entities and providing  credit protection  to the swap  counterparties.  For example,  the CDX EM is a tradable basket of 19 credit  default  swaps on country  credits which seeks to replicate the returns on the indices of a broad group of emerging markets  countries.  The credits  are a subset of the  countries  represented  by the  JPMorgan  Emerging
Markets Bond Index Global  Diversified.  By purchasing  interests in CDX EM, the
Fund is gaining emerging markets  exposure through a single  investment.  Unlike other types of credit  default  swaps which are generally  considered  illiquid, credit default swap certificates generally can be sold within seven days and are not subject to the Fund's restrictions on investing in illiquid securities.

FUTURES  CONTRACTS  AND OPTIONS ON FUTURES  CONTRACTS -- GENERAL -- The Fund may
enter  into  futures  contracts  on  securities,   securities  indices,  foreign
currencies and interest  rates,  and purchase and write (sell)  options  thereon which are traded on exchanges designated by the CFTC or, if consistent with CFTC regulations,  on foreign  exchanges.  These futures  contracts are  standardized contracts  for the future  delivery  of,  among other  things,  a  commodity,  a
non-U.S.  currency, an interest rate sensitive security or, in the case of index futures  contracts or certain other futures  contracts,  a cash  settlement with reference to a specified  multiplier times the change in the index. An option on a futures  contract  gives the  purchaser  the right,  in return for the premium paid, to assume a position in a futures contract.

The Fund may enter into futures  contracts  and options on futures  contracts on securities,  securities  indices and  currencies  both to manage its exposure to changing  interest rates,  security prices and currency exchange rates and as an efficient means of managing allocations between asset classes.

The successful  use of these  instruments  draws upon the  Investment  Manager's skill and experience with respect to such instruments and usually depends on its ability to forecast interest rate movements correctly. If interest rates move in an  unexpected  manner,  the Fund may not  achieve the  anticipated  benefits of futures contracts or options thereon or may realize losses and thus will be in a worse  position  than if such  strategies  had not been used.  In addition,  the correlation  between  movements  in the price of  futures  contracts  or options thereon and  movements in the price of the  securities  hedged or used for cover will not be perfect and could produce unanticipated losses.

The  Fund is  operated  by  persons  who  have  claimed  an  exclusion  from the definition of the term "commodity  pool operator"  under the Commodity  Exchange
Act and, therefore,  who are not subject to registration or regulation under the
Commodity Exchange Act.

FUTURES CONTRACTS -- Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. U.S. futures contracts have been designed by exchanges which have been designated  "contracts markets" by the CFTC, and must be executed through a futures  commission  merchant,  or  brokerage  firm,  which is a  member  of the relevant  contract  market.  Futures  contracts  trade on a number  of  exchange markets,  and,  through their  clearing  corporations,  the exchanges  guarantee performance  of the  contracts as between the clearing  members of the exchange.
The Fund may enter into  contracts for the purchase or sale for future  delivery of fixed-income securities,  foreign currencies, or financial indices, including any  index of U.S.  government  securities,  foreign  government  securities  or corporate debt securities.  The Fund may enter into futures  contracts which are based on debt  securities  that are  backed by the full  faith and credit of the
U.S. government,  such as long-term U.S. Treasury Bonds, Treasury Notes and U.S.
Treasury Bills.  The Fund may also enter into futures  contracts which are based on bonds issued by governments other than the U.S. government. Futures contracts on  foreign  currencies  may be  used  to  hedge  against  securities  that  are denominated in foreign currencies.

At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment. Daily thereafter,  the futures contract is valued and "variation  margin" may be required (that is, the Fund may have to provide  or may  receive  cash that  reflects  any  decline or  increase  in the contract's value).

At  the  time  of  delivery  of  securities  pursuant  to  a  futures  contract, adjustments are made to recognize differences in value arising from the delivery of  securities  with a  different  interest  rate  from  that  specified  in the contract.  In some  (but not many)  cases,  securities  called  for by a futures contract may not have been issued when the contract was written.

Although  futures  contracts  by their  terms  call for the actual  delivery  or acquisition of securities, in most cases the contractual obligation is fulfilled before  the  termination  date of the  contract  without  having to make or take delivery of the  securities.  The  offsetting  of a  contractual  obligation  is accomplished  by  buying  (or  selling,  as the  case  may be) on a  commodities exchange an identical  futures  contract calling for delivery in the same month.
Such a transaction,  which is effected through a member of an exchange,  cancels
the  obligation  to  make  or  take  delivery  of  the  securities.   Since  all
transactions  in the  futures  market are made,  offset or  fulfilled  through a clearinghouse  associated  with the exchange on which the  contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

The purpose of the Fund's  acquisition or sale of a futures  contract,  in cases where the Funds  holds or intends  to  acquire  fixed  income  securities  is to attempt to protect the Fund from fluctuations in interest rates without actually buying or selling fixed-income  securities.  For example, if interest rates were expected to increase  (which thus would cause the prices of debt  securities  to decline),  the Fund might  enter  into  futures  contracts  for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities  owned by the Fund. If interest rates did increase, the value of the debt securities  held by the Fund would decline,  but the value of the futures  contracts to the Fund would increase at  approximately  the same rate,  thereby  keeping the Fund's NAV from  declining  as much as it  otherwise would have. The Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of  futures  contracts  as an  investment  technique  allows the Fund to maintain a defensive  position without having to sell its portfolio  securities.
Similarly,  when it is expected that interest rates may decline (thus increasing the value of debt  securities),  futures  contracts for the  acquisition of debt securities may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of the underlying debt securities, the Fund could take  advantage of the  anticipated  rise in the value of debt  securities without actually buying them until the market had stabilized.  At that time, the futures  contracts  could  be  liquidated  and the  Fund  could  then  buy  debt securities  on the cash  market.  To the extent  the Fund  enters  into  futures contracts for this purpose, the segregated assets maintained to cover the Fund's obligations  with respect to such futures  contracts will consist of cash,  cash equivalents  or high quality  liquid debt  securities  from its  portfolio in an amount  equal to the  difference  between the  fluctuating  market value of such futures  contracts and the aggregate  value of the initial and variation  margin payments made by the Fund with respect to such futures contracts.

The  ordinary  spreads  between  prices in the cash and futures  market,  due to differences in the nature of those markets,  are subject to distortions.  First, all  participants  in the futures  market are  subject to initial and  variation
margin   requirements.   Rather  than  meeting   additional   variation   margin
requirements,   investors  may  close  futures  contracts   through   offsetting
transactions  that could  distort the normal  relationship  between the cash and futures  markets.  Second,  the  liquidity  of the  futures  market  depends  on participants entering into offsetting  transactions rather than making or taking delivery. To the extent participants decide to make or take delivery,  liquidity in the futures market could be reduced, thus producing  distortion.  Third, from the point of view of speculators, the margin deposit requirements in the futures market are less  onerous  than margin  requirements  in the  securities  market.
Therefore,  increased  participation  by  speculators  in the futures market may cause  temporary  price  distortions.  Due to the  possibility of distortion,  a correct forecast of general  interest rate trends by the Investment  Manager may still not result in a successful transaction.

In addition, futures contracts entail significant risks. Although the Investment
Manager  believes  that use of such  contracts  will  benefit  the Fund,  if its investment  judgment about the general direction of interest rates is incorrect, the Fund's overall  performance  would be poorer than if it had not entered into any such contract.  For example,  if the Fund has hedged against the possibility of an increase in interest rates that would  adversely  affect the price of debt securities held in its portfolio and interest rates decrease  instead,  the Fund will  lose  part  or all of the  benefit  of the  increased  value  of its  debt securities  that it has  hedged  because it will have  offsetting  losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash,  it may have to sell debt  securities  from its  portfolio  to meet  daily variation  margin  requirements.  Such sales of securities  may be, but will not necessarily be, at increased prices that reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

FUTURES  CONTRACTS ON SECURITIES  INDICES.  The Fund may also enter into futures contracts  providing for the making and  acceptance of a cash  settlement  based upon  changes  in the value of an index of U.S.  or  non-U.S.  securities.  This investment  technique may be used as a low-cost method of gaining  exposure to a particular  securities market without investing  directly in those securities or to hedge  against  anticipated  future  changes in general  market  prices which otherwise might either adversely affect the value of securities held by the Fund or adversely  affect the prices of securities which are intended to be purchased at a later date for the Fund or as an  efficient  means of  managing  allocation between asset classes.  A futures contract may also be entered into to close out or offset an existing futures position.

When used for hedging  purposes,  each futures  contract on a  securities  index transaction  involves the  establishment  of a position  which,  the  Investment
Manager  believes,  will move in a direction  opposite to that of the investment being  hedged.  If  these  hedging  transactions  are  successful,  the  futures positions taken for the Fund will rise in value by an amount which approximately offsets the decline in value of the portion of the Fund's  investments  that are being hedged.  Should  general market prices move in an unexpected  manner,  the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

The  Fund  has  adopted  certain  non-fundamental   policies  concerning  option
transactions that are discussed below.

OPTIONS ON FUTURES CONTRACTS (INCLUDING FUTURES CONTRACTS ON SECURITIES INDICES)
-- The Fund may  purchase  and write  (sell)  options on futures  contracts  for hedging purposes.  For example, as with the purchase of futures contracts,  when the Fund is not fully  invested,  it may  purchase a call  option on an interest rate sensitive  futures  contract to hedge against a potential price increase on debt securities due to declining  interest rates.  The purchase of a call option on a futures  contract  is similar in some  respects  to the  purchase of a call option  on an  individual  security.  Depending  on the  pricing  of the  option compared to either the price of the futures  contract  upon which it is based or the price of the  underlying  debt  securities,  it may or may not be less risky than ownership of the futures contract or underlying debt securities.

The  writing of a call option on a futures  contract  may  constitute  a partial hedge against declining prices of the security that is deliverable upon exercise of the futures  contract.  If the futures  price at  expiration of the option is below the price specified in the option ("exercise price"), the Fund will retain the full amount of the net premium (the premium  received for writing the option less any  commission),  which will provide a partial  hedge  against any decline that may have occurred in its portfolio holdings. The writing of a put option on a futures contract  constitutes a partial hedge against increasing prices of the underlying  securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price,  the Fund will retain the full amount of the option net premium, which will provide a partial hedge against any increase in the price of securities  that the Fund intends to purchase.  If a put or call option the Fund has written is exercised,  the Fund may incur a loss that will be reduced by the amount of the net premium it receives.  Depending  on the degree of  correlation between  changes in the value of its  portfolio  securities  and  changes in the value of its futures positions, such losses from existing options on futures may to some  extent be reduced  or  increased  by changes in the value of  portfolio securities.

The  purchase of a call or put option on a futures  contract  with respect to an index is similar in some  respects to the purchase of a call or  protective  put option on an index. For example,  the Fund may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.

The amount of risk the Fund  assumes  when it  purchases  an option on a futures contract is the premium paid for the option plus related  transaction  costs. In addition to the  correlation  risks discussed  above,  the purchase of an option also  entails  the risk  that  changes  in the value of the  underlying  futures contract will not be fully reflected in the value of the option purchased.

OPTIONS ON  SECURITIES  -- The Fund may  purchase  and write (sell) put and call options on stocks.  A call option gives the purchaser of the option the right to buy, and  obligates  the writer to sell,  the  underlying  stock at the exercise price at any time during the option  period.  Similarly,  a put option gives the purchaser of the option the right to sell,  and obligates the writer to buy, the underlying stock at the exercise price at any time during the option period.

The Fund may write (sell)  covered  call and put options to a limited  extent on its portfolio  securities  ("covered  options") in an attempt to increase income through the premiums it receives for writing the option(s).  However,  in return for the premium,  the Fund may forgo the benefits of  appreciation on securities sold or may pay more than the market price on  securities  acquired  pursuant to call and put options written by the Fund.

A call option  written by the Fund is "covered" if the Fund owns the  underlying security  covered by the call or has an absolute and immediate  right to acquire that security  without  additional  cash  consideration  (or for additional cash consideration  held in a segregated account by its custodian) upon conversion or exchange  of other  securities  held in its  portfolio.  A call  option  is also covered if the Fund  holds a call  option on the same  security  and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the  exercise  price of the  written call option or (b) is greater than the exercise price of the written call option if the difference is maintained by the Fund in cash, U.S. government  securities and other high  quality  liquid  securities  in a  segregated  account  with its custodian.

When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the exercise price by exercising the option at any time during the option period. If the option expires  unexercised, the Fund will  realize  income in an amount  equal to the premium  received  for writing the option.  If the option is exercised,  a decision over which the Fund has no control,  the Fund must sell the underlying security to the option holder at the exercise  price. By writing a covered call option,  the Fund forgoes,  in exchange for the net premium, the opportunity to profit during the option period from an  increase  in the  market  value of the  underlying  security  above the exercise price.  In addition,  the Fund may continue to hold a stock which might otherwise have been sold to protect against  depreciation in the market price of the stock.

A put option written by the Fund is "covered" when, among other things,  cash or liquid securities acceptable to the broker are placed in a segregated account to fulfill the obligations undertaken.

When the Fund writes a covered put option,  it gives the purchaser of the option the right to sell the  underlying  security to the Fund at the exercise price at any time during the option period. If the option expires  unexercised,  the Fund will  realize  income in the amount of the net premium  received for writing the option.  If the put option is  exercised,  a decision over which the Fund has no control,  the Fund must purchase the underlying  security from the option holder at the exercise  price.  By writing a covered put option,  the Fund, in exchange for the net  premium,  accepts the risk of a decline in the market  value of the underlying  security  below the  exercise  price.  The Fund will only  write put options  involving  securities for which a determination is made at the time the option is written that the Fund wishes to acquire the securities at the exercise price.

The Fund may terminate  its  obligation as the writer of a call or put option by purchasing an option with the same  exercise  price and  expiration  date as the option  previously  written.  This  transaction  is called a  "closing  purchase transaction."  The Fund will  realize  a profit  or loss on a  closing  purchase transaction  if the amount paid to purchase  the option is less or more,  as the case may be,  than the amount  received  from the sale  thereof.  To close out a position as a purchaser  of an option,  the Fund may enter into a "closing  sale transaction,"  which  involves  liquidating  the Fund's  position by selling the option  previously  purchased.  Where the Fund cannot effect a closing  purchase transaction,  it may be forced to incur brokerage  commissions or dealer spreads in  selling  securities  it  receives  or it may be  forced  to hold  underlying securities until an option is exercised or expires.

When the Fund writes an option,  an amount equal to the net premium  received is included in the liability  section of its Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option.  The current market value of a traded  option is the last sale  price or, in the  absence of a sale, the mean between the closing bid and asked  prices.  If an option  expires or if the Fund enters into a closing  purchase  transaction,  the Fund will  realize a gain (or loss if the cost of the closing  purchase  transaction  exceeds the net premium  received when the option was sold),  and the deferred credit related to such option will be  eliminated.  If a call option is  exercised,  the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered  call  options  may be deemed to involve  the  pledge of the  securities against which the option is being written. Securities against which call options are written  will be  identified  on the Fund's books of the  custodian  for the
Fund.

The Fund may  purchase  call and put options on any  securities  in which it may invest.  The Fund would normally  purchase a call option in  anticipation  of an increase in the market value of such  securities.  The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period.  The Fund would ordinarily have a gain  if  the  value  of the  securities  increased  above  the  exercise  price sufficiently  to cover the  premium  and  would  have a loss if the value of the securities remained at or below the exercise price during the option period.

The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest.  The purchase of a put option would entitle the Fund, in exchange for the premium  paid,  to sell a security,  which may or may not be held in the Fund's  holdings,  at a specified price during the option period.  The purchase of protective  puts is designed merely to offset or hedge against a decline in the market value of the Fund's holdings.  Put options also may be purchased by the Fund for the purpose of  benefiting  from a decline in the price of securities that the Fund does not own. The Fund would ordinarily recognize a gain if the value of the  securities  decreased  below the  exercise price  sufficiently to cover the premium and would recognize a loss if the value of the securities  remained at or above the exercise price.  Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The  Fund  has  adopted  certain  non-fundamental   policies  concerning  option
transactions that are discussed below.

The hours of trading  for  options on  securities  may not  conform to the hours during which the  underlying  securities  are traded if the option markets close before the markets for the  underlying  securities,  significant  price and rate movements can take place in the underlying  securities  markets that will not be reflected  in the option  markets.  It is  impossible  to predict  the volume of trading  that may exist in such  options,  and there  can be no  assurance  that viable exchange markets will develop or continue.

The Fund may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. government  securities, make these markets. The ability to terminate  over-the-counter  option positions
is  more  limited  than  with  exchange-traded   option  positions  because  the
predominant market is the issuing broker rather than an exchange and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Fund will purchase such options only
from  broker-dealers  who  are  primary  U.S.   government   securities  dealers
recognized  by the  Federal  Reserve  Bank of New York and who agree to (and are expected to be capable of) entering into closing  transactions,  although  there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. the Investment Manager will monitor the creditworthiness of dealers  with whom the Fund  enters  into such  options  transactions  under the general supervision of the Board.  Unless the Directors conclude otherwise,  the
Fund intends to treat OTC options  purchased  and the assets used to "cover" OTC options  written as not readily  marketable and therefore  subject to the Fund's limit on investments in illiquid securities.

OPTIONS  ON   SECURITIES   INDICES.   The  Fund  may  also  purchase  and  write
exchange-listed and OTC put and call options on securities indices. A securities index  measures  the  movement of a certain  group of  securities  by  assigning relative  values to the  securities  included  in the  index,  fluctuating  with changes in the  market  values of the  securities  included  in the index.  Some securities  index  options are based on a broad market  index,  such as the NYSE
Composite  Index, or a narrower market index,  such as the S&P 100.  Indices may also be based on a particular industry or market segment.

Options on securities  indices are similar to options on securities  except that
(1) the expiration  cycles of securities index options are monthly,  while those of securities options are currently quarterly, and (2) the delivery requirements are different.  Instead of giving the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise  settlement amount" equal to (a) the amount, if any, by which the fixed  exercise  price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the  underlying  index on the date of exercise,  multiplied by (b) a fixed "index multiplier."  Receipt of this cash amount will depend upon the closing level of the  securities  index upon which the option is based being  greater  than,  in the case of a call,  or less  than,  in the  case of a put,  the  exercise  price of the  index  and the exercise  price of the  option  times a  specified  multiple.  The writer of the option is  obligated,  in return for the premium  received,  to make delivery of this amount.  Securities  index  options may be offset by entering  into closing transactions as described above for securities options.

As discussed in "Options on Securities," the Fund would normally purchase a call option in anticipation of an increase in the market value of the relevant index.
The  purchase  of a call option  would  entitle  the Fund,  in exchange  for the premium paid, to purchase the underlying  securities at a specified price during the option  period.  The Fund would  ordinarily  have a gain if the value of the underlying  securities  increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities  remained at or below the exercise price during the option period.

As discussed in "Options on  Securities,"  the Fund would normally  purchase put options in  anticipation  of a decline in the market value of the relevant index
("protective  puts").  The purchase of a put option would  entitle the Fund,  in exchange for the premium paid, to sell the underlying  securities at a specified price  during the option  period.  The purchase of  protective  puts is designed merely to offset or hedge  against a decline in the  market  value of the index.
The Fund would  ordinarily  recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index  remained at or above the exercise  price.  Gains and losses on the purchase of protective  put options would tend to be offset by countervailing changes in the value of the index.

Because the value of an index option  depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index  depends upon movements in the level of stock prices in the stock market  generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock.  Accordingly,  successful use by the Fund of options on stock indices will be subject to the Investment  Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular  industry.  This  requires  different  skills and  techniques  than predicting changes in the price of individual stocks.

Options on securities  indices  entail risks in addition to the risks of options on  securities.  The absence of a liquid  secondary  market to close out options positions  on  securities  indices is more  likely to occur,  although  the Fund generally will only purchase or write such an option if the  Investment  Manager believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be  interrupted  if trading in certain  securities  included  in the  index is  interrupted.  The Fund will not purchase  such  options  unless the  Investment  Adviser  believes the market is sufficiently  developed  such that the risk of  trading  in such  options  is no greater than the risk of trading in options on securities.

Price movements in the Fund's investment  portfolio may not correlate  precisely with  movements in the level of an index and,  therefore,  the use of options on indices cannot serve as a complete hedge.  Because options on securities indices require  settlement in cash, the  Investment  Adviser may be forced to liquidate portfolio  securities to meet settlement  obligations.  The Fund's activities in index  options  may  also be  restricted  by the  requirements  of the  Code for qualification as a regulated investment company.

In addition,  the hours of trading for options on the securities indices may not conform to the hours during which the underlying  securities are traded.  To the extent that the option  markets  close  before the  markets  for the  underlying securities,  significant  price  and  rate  movements  can  take  place  in  the underlying securities markets that cannot be reflected in the option markets. It is  impossible  to predict the volume of trading that may exist in such options, and there can be no  assurance  that viable  exchange  markets  will  develop or continue.

LIMITATIONS AND RISKS ASSOCIATED WITH TRANSACTIONS IN OPTIONS, FUTURES CONTRACTS
AND OPTIONS ON FUTURES CONTRACTS -- Options and futures transactions involve (1)
liquidity  risk that  contractual  positions  cannot be easily closed out in the event of market  changes  or  generally  in the  absence  of a liquid  secondary market,  (2) correlation risk that changes in the value of hedging positions may not match the  securities  market  fluctuations  intended to be hedged,  and (3)
market risk that an incorrect  prediction of securities prices by the Investment
Manager may cause the Fund to perform worse than if such  positions had not been taken.  The ability to terminate  over-the-counter  options is more limited than with exchange  traded options and may involve the risk that the  counterparty to the option will not fulfill its obligations. In accordance with a position taken by the Commission, the Fund will limit its investments in illiquid securities to
15% of the Fund's net assets.

Options and futures transactions are highly specialized activities which involve investment  techniques and risks that are different from those  associated  with ordinary portfolio transactions.  Gains and losses on investments in options and futures depend on the Investment  Manager's  ability to predict the direction of stock prices and other  economic  factors.  The loss that may be incurred by the
Fund  in  entering  into  futures  contracts  and  written  options  thereon  is potentially  unlimited.  There is no  assurance  that  higher  than  anticipated trading activity or other unforeseen events might not, at times,  render certain facilities  of an  options  clearing  entity  or  other  entity  performing  the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Most futures exchanges limit the amount of fluctuation  permitted in a futures contract's prices during a single  trading day. Once the limit has been reached no further  trades may be made  that day at a price  beyond  the  limit.  The price  limit  will not limit potential  losses,  and may in fact  prevent the prompt  liquidation  of futures positions, ultimately resulting in further losses.

OTHER  CONSIDERATIONS  -- The Fund will engage in futures  and  related  options transactions only for bona fide hedging or non-hedging  purposes as permitted by
CFTC regulations  which permit  principals of an investment  company  registered under  the  1940 Act to  engage  in such  transactions  without  registering  as commodity pool operators. The Fund will determine that the price fluctuations in the futures contracts and options on futures used by it for hedging purposes are substantially related to price fluctuations in securities or instruments held by the Fund or securities or instruments which it expects to purchase.

The Fund will be required,  in connection with transactions in futures contracts and the writing of options on futures contracts, to make margin deposits,  which will be held by its custodian for the benefit of the futures commission merchant through  whom the  portfolio  engages in such  futures and option  transactions.
These transactions  involve brokerage costs, require margin deposits and, in the
case  of  futures  contracts  and  options   obligating  the  Fund  to  purchase
securities,  require  the Fund to  segregate  cash or  liquid  securities  in an account maintained with its custodian to cover such contracts and options.

While  transactions  in futures  contracts  and  options  on futures  may reduce certain risks,  such transactions  themselves entail certain other risks.  Thus, unanticipated  changes in interest  rates or  securities  prices may result in a poorer  overall  performance  for the Fund than if it had not  entered  into any futures contracts or options  transactions.  The other risks associated with the use of futures  contracts  and  options  thereon are (i)  imperfect  correlation between the change in market  value of the  securities  held by the Fund and the prices of the  futures and  options  and (ii) the  possible  absence of a liquid secondary market for a futures contract or option and the resulting inability to close a futures position prior to its maturity date.

In the  event  of an  imperfect  correlation  between  a  futures  position  and portfolio position which is intended to be protected, the desired protection may not be  obtained  and the  Fund  may be  exposed  to risk of  loss.  The risk of imperfect  correlation  may be minimized  by investing in contracts  whose price behavior is expected to resemble that of the Fund's underlying  securities.  The
Fund  will  attempt  to  minimize  the risk  that it will be unable to close out futures positions by entering into such transactions on a national exchange with an active and liquid secondary market.

REGULATORY  LIMITATIONS.  The  Fund  will  engage  in  transactions  in  futures contracts and options thereon only for bona fide hedging,  yield enhancement and risk  management  purposes,  in each  case in  accordance  with  the  rules  and regulations of the CFTC.

Pursuant to claims for exemption filed with the CFTC and/or the National Futures
Association on behalf of the Fund and the Investment  Manager,  the Fund and the
Investment  Manager are not deemed to be a "commodity  pool" or "commodity  pool operator"  under the Commodity  Exchange Act and are not subject to registration or regulation as such under the Commodity  Exchange Act. By virtue of changes to
CFTC regulations,  the substantive limitations set forth in the Fund's exemption filing with respect to its use of futures contracts are no longer applicable.

The Fund' use of futures  contracts will not result in leverage.  Therefore,  to the extent necessary,  in instances  involving the purchase of futures contracts or call options  thereon or the writing of put options  thereon by the Fund,  an amount of cash or liquid  securities,  equal to the market  value of the futures contracts  and options  thereon  (less any  related  margin  deposits),  will be identified  in an account with the Fund's  custodian or on the books of the Fund to cover the position, or alternative cover will be employed.

In addition,  CFTC  regulations may impose  limitations on the Fund's ability to engage in certain yield enhancement and risk management strategies.  If the CFTC or other regulatory  authorities  adopt different  (including less stringent) or additional restrictions, the Fund would comply with such new restrictions.

REPURCHASE   AGREEMENTS  --  The  Fund  may  engage  in   repurchase   agreement
transactions  with  member  banks of the  Federal  Reserve  System  and  certain non-bank  dealers,  including  governmental  securities  dealers approved by the
Fund's Board of Directors.  Under the terms of a typical  repurchase  agreement, the Fund would  acquire any  underlying  security for a relatively  short period
(usually  not more than one  week),  subject to an  obligation  of the seller to repurchase,  and the Fund to resell, the obligation at an agreed price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed  rate of return  that is not  subject to market  fluctuations during the Fund's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the  repurchase  obligations, including interest.  The Fund bears a risk of loss in the event of default by or bankruptcy of the other party to a repurchase agreement. The Fund may be delayed in, or prevented  from,  exercising its rights to dispose of the  collateralized securities.  To the extent that,  in the meantime,  the value of the  securities repurchased had decreased or the value of the securities had increased, the Fund could experience a loss. The Investment Manager reviews the  creditworthiness of those banks and dealers  with which the Fund enters into  repurchase  agreements and  monitors  on an  ongoing  basis  the  value of the  securities  subject  to repurchase  agreements to ensure that it is maintained at the required  level. A repurchase agreement is considered to be a loan under the Investment Company Act of 1940, as amended (the "1940 Act").

REVERSE  REPURCHASE  AGREEMENTS  -- The Fund may borrow  funds for  temporary or emergency  purposes,  such as for  meeting  larger than  anticipated  redemption requests,  and not for  leverage,  by,  among  other  things,  agreeing  to sell portfolio  securities  to  financial  institutions  such as member  banks of the
Federal Reserve System and certain  non-bank dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase  agreement").  At the time the Fund enters into a reverse  repurchase  agreement it will  segregate cash or liquid  securities  having a value  equal  to the  repurchase  price,  including accrued  interest.  The  segregated  assets will be  marked-to-market  daily and additional  assets will be  segregated on any day in which the assets fall below the repurchase price (plus accrued  interest).  The Fund's liquidity and ability to manage  its assets  might be  affected  when it sets aside cash or  portfolio securities to cover such commitments.  Reverse repurchase agreements involve the risk that the market value of the securities  sold by the Fund may decline below the repurchase price of those  securities.  In the event the buyer of securities under a reverse repurchase  agreement files for bankruptcy or becomes insolvent, such buyer or its  trustee or  receiver  may  receive  an  extension  of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the  proceeds  of the  reverse  repurchase  agreement  may effectively be restricted pending such decision.  Reverse repurchase  agreements are considered to be borrowings by the Fund.

MORTGAGE DOLLAR ROLLS.  The Fund may enter into mortgage "dollar rolls" in which the Fund sells  securities for delivery in the current month and  simultaneously contracts to repurchase  substantially  similar, but not identical (same dealer, type,  coupon and maturity),  securities on a specified future date.  During the roll period, the Fund forgoes principal and interest paid on the securities. The
Fund is compensated  by the  difference  between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") or fee income and by the interest  earned on the cash proceeds of the initial sale.
A  "covered  roll" is a  specific  type of  dollar  roll for  which  there is an offsetting cash position or a cash equivalent security position which matures on or before the forward  settlement date of the dollar roll transaction.  The Fund may enter into both  covered and  uncovered  rolls.  At the time the Fund enters into a dollar roll transaction,  it will segregate,  with an approved custodian, cash or liquid  securities  having a value not less  than the  repurchase  price
(including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained.

BORROWING  --  The  Fund  will  not  borrow  money  (including  through  reverse repurchase  agreements or dollar roll transactions) for any purpose in excess of
5% of its net  assets,  except  that it may borrow for  temporary  or  emergency purposes up to 1/3 of its total assets. Under the 1940 Act, the Fund is required to maintain  continuous  asset coverage of 300% with respect to such  borrowings and to sell (within three days)  sufficient  portfolio  holdings to restore such coverage if it should  decline to less than 300% due to market  fluctuations  or
otherwise,   even  if  such   liquidation   of  the  Fund's   holdings   may  be
disadvantageous from an investment standpoint.

Leveraging  by means of borrowing may  exaggerate  the effect of any increase or decrease  in the Fund's NAV per Share,  and money  borrowed  by the Fund will be subject to interest  and other costs (which may include  commitment  fees and/or the cost of  maintaining  minimum  average  balances) that may exceed the income received from the securities  purchased with the borrowed  funds.  It is not the intention of the Investment  Manager to use leverage as a normal practice in the investment of the Fund's assets.

There can be no assurance  that the use of these  portfolio  strategies  will be successful.

OTHER INVESTMENT  COMPANIES -- Securities of other  investment  companies may be acquired by the Fund to the extent  permitted  under the 1940 Act,  that is, the
Fund may  invest a maximum  of up to 10% of its total  assets in  securities  of other investment  companies so long as not more than 3% of the total outstanding voting stock of any one investment company is held by the Fund. In addition, not more than 5% of the Fund's  total  assets may be  invested  in the Fund's  total assets may be invested in the securities of any one investment company. The Fund may be permitted to exceed these  limitations by an exemptive  order of the SEC.
Pursuant to exemptive  orders  granted by the SEC, the Fund may invest up to 25%
of its total assets in affiliated  money market  funds.  It should be noted that investment companies incur certain expenses such as management,  custodian,  and transfer  agency fees,  and  therefore  any  investment by the Fund in shares of other investment companies would be subject to such duplicate expenses. The Fund will  indirectly  bear its  proportionate  share of any management or other fees paid by investment  companies in which it invests,  in addition to its own fees.
No advisory fee is charged on assets invested in affiliated money market funds.

ASSET  COVERAGE  -- The Fund  will  comply  with  the  segregation  or  coverage guidelines  established by the SEC and other applicable  regulatory  bodies with respect to certain transactions,  including (but not limited to) options written on securities  and indexes;  currency,  interest rate and security index futures
contracts  and  options  on  these  futures  contracts;   and  forward  currency
contracts.  These guidelines may, in certain instances,  require  segregation by the Fund of cash or liquid securities to the extent the Fund's  obligations with respect to these strategies are not otherwise  covered through  ownership of the underlying security or financial instrument,  by other portfolio positions or by
other  means  consistent  with  applicable   regulatory  policies.   Unless  the
transaction is covered,  the segregated assets must at all times equal or exceed the Fund's  obligations  with  respect to these  strategies.  Segregated  assets cannot be sold or transferred  unless equivalent assets are substituted in their place or it is no longer  necessary to segregate  them. As a result,  there is a possibility  that  segregation of a large  percentage of the Fund's assets could impede the Investment Manager or the Fund's ability to meet redemption  requests or other current obligations.

For example,  a call option  written on securities  may require the Fund to hold the  securities  subject  to  the  call  (or  securities  convertible  into  the
securities  without  additional   consideration)  or  to  segregate  assets  (as
described  above)  sufficient to purchase and deliver the securities if the call is  exercised.  A call  option  written on an index may  require the Fund to own portfolio  securities  that correlate with the index or to segregate  assets (as described  above) equal to the excess of the index value over the exercise price on a current  basis.  A put option  written by the Fund may  require the Fund to segregate  assets (as  described  above) equal to the exercise  price.  The Fund could  purchase a put option if the strike  price of that  option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures  contract,  the Fund could  purchase a put option on the same  futures contract  with a strike  price as high or higher than the price of the  contract held. The Fund may enter into fully or partially offsetting transactions so that its net  position,  coupled with any  segregated  assets (equal to any remaining obligation),  equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

The Board of  Directors  of the Fund has adopted the  requirement  that  futures contracts  and  options on futures  contracts  be used as a hedge and that stock index futures may be used on a continual basis to equitize cash so that the Fund may  maintain  100%  equity  exposure.  The Fund is operated by persons who have claimed an exclusion from the definition of the term  "commodity  pool operator"
under  the  Commodity  Exchange  Act  and,  therefore,  who are not  subject  to registration or regulation under the Commodity Exchange Act.

The  use  of  options,  futures  and  foreign  currency  contracts  is a  highly specialized  activity  which involves  investment  techniques and risks that are different from those associated with ordinary portfolio transactions.  Gains and losses on investments in options and futures depend on the Investment  Manager's ability to predict the  direction  of stock  prices,  interest  rates,  currency movements and other economic factors.  The loss that may be incurred by the Fund in entering  into  futures  contracts  and written  options  thereon and forward currency contracts is potentially  unlimited.  There is no assurance that higher than  anticipated  trading  activity or other  unforeseen  events  might not, at times,  render certain  facilities of an options clearing entity or other entity performing the regulatory and liquidity  functions of an options clearing entity inadequate,  and  thereby  result in the  institution  by an exchange of special procedures which may interfere with the timely  execution of customers'  orders.
Most futures  exchanges  limit the amount of fluctuation  permitted in a futures contract's  prices during a single  trading day. Once the limit has been reached no further  trades may be made that day at a price  beyond the limit.  The price limit  will not limit  potential  losses,  and may in fact  prevent  the  prompt liquidation  of futures  positions,  ultimately  resulting  in  further  losses.
Options and futures traded on foreign  exchanges  generally are not regulated by
U.S.  authorities,  and may offer less liquidity and less protection to the Fund in the event of default by the other party to the contract.

Except as set forth above under  "Derivative  Securities:  Futures Contracts and
Options on Futures  Contracts" (and the  sub-sections  thereunder),  there is no limit on the  percentage  of the  assets  of the Fund  that may be at risk  with respect to futures contracts and related options or forward currency  contracts.
The  Fund  may not  invest  more  than  15% of its  total  assets  in  purchased protective put options.  The Fund's  transactions in options,  forward  currency contracts,  futures contracts and options on futures contracts may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes.  See "Taxes."  There can be no assurance that the use of these portfolio strategies will be successful.

RATING SERVICES -- The ratings of rating services represent their opinions as to the  quality  of the  securities  that  they  undertake  to rate.  It  should be emphasized,  however,  that  ratings are  relative  and  subjective  and are not absolute  standards of quality.  Although these ratings are an initial criterion for selection of portfolio  investments,  the Investment  Manager also makes its own evaluation of these securities, subject to review by the Fund's Board. After purchase by the Fund, an  obligation  may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require  the  Fund to  eliminate  the  obligation  from its  portfolio,  but the
Investment  Manager will consider such an event in its  determination of whether the Fund should  continue to hold the  obligation.  A description of the ratings referred to herein and in the Prospectus is set forth in the Appendix.

INVESTMENT   RESTRICTIONS   --  The  following   investment   restrictions   are
"fundamental  policies" of the Fund and may not be changed  without the approval of a "majority of the  outstanding  voting  securities"  of the Fund. The phrase
"majority of the outstanding  voting securities" under the 1940 Act, and as used in this SAI and the Prospectus,  means,  with respect to the Fund, the lesser of
(1) 67% or more of the outstanding voting securities of the Fund's  shareholders present at a meeting,  if the holders of more than 50% of the outstanding voting securities of the Fund are present or  represented by proxy or (2) more than 50%
of the outstanding voting securities of the Fund.

None of the  fundamental  and  non-fundamental  policies  described  below shall prevent  the Fund from  investing  all of its assets in an  open-end  investment
company  with  substantially  the  same  investment  objective.   The  following
discussion applies to the Fund.

FUNDAMENTAL RESTRICTIONS. As a matter of fundamental policy, the Fund may not:

1.  Borrow  money   (including   through  reverse   repurchase  or  dollar  roll
    transactions)  in excess of 5% of the Fund's total  assets  (taken at cost), except that the Fund may borrow for  temporary or  emergency  purposes up to
    1/3 of its net assets. The Fund may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such  borrowings  provided that collateral arrangements  with  respect to options and  futures,  including  deposits of initial and  variation  margin,  are not  considered  a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit  solely  for the  purpose  of  participating  in a captive insurance company sponsored by the Investment Company Institute;

2.  Underwrite securities issued by other persons except insofar as the Fund may be deemed an underwriter under the 1933 Act in selling a portfolio security;

3.  Make loans to other  persons  except (a)  through  the lending of the Fund's portfolio  securities and provided that any such loans not exceed 30% of its total  assets  (taken at market  value);  (b) through the use of  repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt  securities  of types  distributed  publicly  or privately;

4.  Purchase or sell real estate (including  limited  partnership  interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases,  commodities or commodity  contracts  (except futures and option  contracts)  in the ordinary  course of business  (except that the Fund may hold and sell, for its portfolio,  real estate acquired as a result of the Fund's ownership of securities);

5.  Concentrate  its  investments in any  particular  industry  (excluding  U.S.
    government securities),  but if it is deemed appropriate for the achievement of the Fund's  investment  objective,  up to 25% of its total  assets may be invested in any one industry;

6.  Issue any senior  security (as that term is defined in the 1940 Act) if such issuance  is  specifically  prohibited  by the  1940  Act or the  rules  and regulations  promulgated  thereunder,  provided that collateral arrangements with respect to options and futures contracts, including deposits of initial and  variation  margin,  are not  considered  to be the issuance of a senior security for purposes of this restriction;

7.  Purchase, with respect to 75% of the Fund's total assets,  securities of any issuer if such  purchase  at the time  thereof  would cause the Fund to hold more than 10% of any class of securities of such issuer,  for which purposes all  indebtedness  of an  issuer  shall be  deemed a  single  class  and all preferred  stock of an issuer  shall be deemed a single  class,  except that options or futures contracts shall not be subject to this restriction; and

8.  Invest,  with respect to 75% of the Fund's total assets, more than 5% of its total assets in the securities (excluding U.S. government securities) of any one issuer.

NON-FUNDAMENTAL  RESTRICTIONS.  In order to comply  with  certain  statutes  and policies  and for other  reasons,  the Fund will not,  as a matter of  operating policy (these restrictions may be changed without shareholder approval):

  (i)  purchase any security or evidence of interest  therein on margin,  except that  short-term  credits  necessary  for the  clearance of purchases and sales of securities may be obtained and deposits of initial and variation margin may be made in connection with the purchase, ownership, holding or sale of futures contracts;

 (ii)  sell securities it does not own (short sales). (This restriction does not preclude  short sales "against the box" (that is, sales of securities (a)
       the Fund  contemporaneously  owns or (b)  where the Fund has the right to obtain securities  equivalent in kind and amount to those sold). The Fund has no current intention to engage in short selling);

(iii)  purchase securities issued by any investment company except to the extent permitted  by the  1940  Act  (including  any  exemptions  or  exclusions therefrom),  except  that this  limitation  does not apply to  securities received or acquired as dividends,  through  offers of exchange,  or as a result of reorganization, consolidation or merger; and

 (iv)  An  investment  restriction  will  not be  considered  violated  if  that restriction  is complied  with at the time the relevant  action is taken, notwithstanding  a later change in the market value of an investment,  in net or  total  assets  or in  the  change  of  securities  rating  of the investment or any other later change.

DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the Fund to protect the  confidentiality of its holdings and prevent the selective  disclosure of non-public  information about its portfolio holdings.  The  Fund's  service  providers,  to which the  Series  may  disclose non-public  information  about portfolio  holdings,  are required to comply with this policy. No information  concerning the portfolio holdings of any Series may be disclosed to any  unaffiliated  third party,  except as provided  below.  The
Board has adopted formal procedures governing compliance with this policy.

The Fund or its duly authorized service providers may publicly disclose holdings of the  Fund in  accordance  with  regulatory  requirements,  such  as  periodic portfolio  disclosure  in filings  with the SEC. A summary or list of the Fund's completed  purchases  and sales  may only be made  available  after  the  public disclosure of its portfolio holdings.

The Fund  publishes a complete list of its month-end  portfolio  holdings on its website at  www.securitybenefit.com  generally  within one to two days after the end of each calendar month.  Such  information  will remain online for 4 months.
The day following  such  publication,  the  information is deemed to be publicly disclosed for the purposes of the policies and  procedures  adopted by the Fund.
The Fund may then forward the  information to investors,  consultants and others at their request.

There are numerous  mutual fund  evaluation  services such as Standard & Poor's,
Morningstar or Lipper, and due diligence departments of broker-dealers and other financial intermediaries that regularly analyze the portfolio holdings of mutual funds in order to monitor  and report on various  attributes,  including  style, capitalization,  maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public,  paid subscribers and/or in-house  brokers.  In order to  facilitate  the  review of the  Series by these services  and  departments,  the  Fund  may at any  time  as  deemed  necessary, consistent  with its policies  and  procedures,  distribute  (or  authorize  its service providers to distribute) the Fund's securities holdings to such services and  departments  before  their  public  disclosure  is required or  authorized, provided that:  (i) the recipient does not distribute the portfolio  holdings to third  parties,  other  departments,  or  persons  who  are  likely  to use  the information  for purposes of purchasing or selling the Series (or any other fund that invests in one of the Series) before the portfolio  holdings  become public information;  and (ii) the recipient signs a written confidentiality  agreement, which  includes  provisions  that require the  recipient to limit access to such information  only to its  employees  who are  subject  to a duty not to trade on non-public information.  Persons and entities unwilling to execute an acceptable confidentiality  agreement may only receive portfolio holdings  information that has otherwise been publicly disclosed.

Neither the Fund nor its service  providers  receive any compensation  from such services  and  departments.  Subject  to such  departures  as the  Fund's  chief compliance  officer ("CCO")  believes  reasonable and consistent with protecting the confidentiality of the portfolio information, each confidentiality agreement should generally provide that, among other things: the portfolio  information is the confidential property of the respective Fund (and its service providers,  if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality  agreement; the recipient of the portfolio information agrees to limit access to the portfolio information to its employees  (and agents) who, on a need to know basis,  are (1) authorized to have access to the  portfolio  information  and (2)  subject to  confidentiality obligations,  including duties not to trade on non-public  information,  no less
restrictive   than   the   confidentiality    obligations   contained   in   the
confidentiality  agreement;  and upon written  request,  the recipient agrees to promptly return or destroy, as directed, the portfolio information.

Only the CCO may authorize  disclosure  of the Fund's  securities  holdings.  In addition to the Board, the CCO may, on a case-by-case  basis,  impose additional restrictions  on the  dissemination  of portfolio  information and waive certain requirements.  To the extent  required by law,  the CCO reports to the Board any violations  of the Fund's  policies and  procedures  on  disclosure of portfolio holdings.

Any  disclosure  of the  Series'  securities  holdings  must serve a  legitimate business  purpose  of the Fund and must be in the best  interest  of the  Fund's shareholders.  In making such a  determination,  the CCO must  conclude that the anticipated  benefits  and risks to the Fund and its  shareholders  justify  the purpose of the disclosure.  A further  determination must be made to ensure that any  conflicts of interest  between the Fund,  its  shareholders,  and any third party are resolved prior to disclosure.  The Fund reserves then right to request certifications from senior officers of authorized  recipients that the recipient is using the portfolio holdings information only in a manner consistent with the
Fund's policy and any applicable confidentiality agreement. Neither the Fund nor the Investment  Manager  receives any  compensation  or other  consideration  in connection with these arrangements.

As an  oversight  procedure,  the  CCO  reports  all  arrangements  to  disclose portfolio  holdings  information  to the Fund's Board of Directors on a periodic basis.  If the  Board  determines  that  any  such  arrangement  is or  would be inappropriate, the Fund will promptly terminate the disclosure arrangement.

MANAGEMENT OF THE FUND

The  Board  of  Directors  of  Security  Income  Fund  is  composed  of  persons experienced  in financial  matters who meet  throughout  the year to oversee the
activities  of  the  Fund.  In  addition,   the  Directors  review   contractual
arrangements  with  companies  that provide  services to the Fund and review the
Fund's performance.

OFFICERS AND DIRECTORS OF SECURITY  INCOME FUND -- The Directors and officers of the Security  Income Fund their birth  dates,  and their  principal  occupations during the past five years are set forth below.

=====================================================================================================
                                                                               NUMBER OF
                                                                               PORTFOLIOS
                                                                                 IN THE
                                                                                SECURITY
                                         TERM                                    FUNDS       OTHER
                                       OF OFFICE                                COMPLEX     DIRECTOR-
                        POSITION(S)   AND LENGTH                                OVERSEEN     SHIPS
                         HELD WITH      OF TIME     PRINCIPAL OCCUPATION(S)        BY       HELD BY
NAME, ADDRESS AND AGE       FUND       SERVED(1)    DURING THE PAST 5 YEARS     DIRECTOR    DIRECTOR
-----------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
-----------------------------------------------------------------------------------------------------
Donald A. Chubb, Jr.      Director    Since 1994    Business broker,               35
(Age 58)                                            Griffith & Blair
2222 SW 29th Street                                 Realtors.
Topeka, KS 66611
-----------------------------------------------------------------------------------------------------
Harry W. Craig, Jr.       Director    Since 2004    Chairman, CEO, Secretary       35
(Age 65)                                            and Director, The Martin
One Security                                        Tractor Company, Inc.
  Benefit Place
Topeka, KS 66636
-----------------------------------------------------------------------------------------------------
Penny A. Lumpkin          Director    Since 1993    Partner, Vivian's Gift         35
(Age 65)                                            Shop (Corporate Retail).
3616 Canterbury                                     Vice President, Palmer
  Town Rd                                           Companies, Inc. (Small
Topeka, KS 66610                                    Business and Shopping
                                                    Center Development), PLB
                                                    (Real Estate Equipment
                                                    Leasing), and Town Crier
                                                    (Retail). Prior to 1999,
                                                    Vice President and
                                                    Treasurer, Palmer News,
                                                    Inc.; Vice President,
                                                    M/S News, Inc. and
                                                    Secretary, Kansas City
                                                    Periodicals. Prior to
                                                    2002, Vice President,
                                                    Bellairre Shopping
                                                    Center (Managing and
                                                    Leasing); Partner,
                                                    Goodwin Enterprises
                                                    (Retail).
-----------------------------------------------------------------------------------------------------
Maynard. F. Oliverius     Director    Since 1998    President and Chief            35
(Age 61)                                            Executive Officer,
1500 SW 10th Avenue                                 Stormont-Vail
Topeka, KS 66604                                    HealthCare.
-----------------------------------------------------------------------------------------------------
DIRECTORS WHO
ARE "INTERESTED
PERSONS"(2)
-----------------------------------------------------------------------------------------------------
John D. Cleland          Chairaman    Since 1991    Retired. Prior to              35
(Age 68)                  of the      (Director)/   January 1, 2003, Senior
One Security             Board and    Since 2000    Vice President, Security
  Benefit Place           Director    (Chairman)    Benefit Group, Inc. and
Topeka, KS 66636-0001                               Security Benefit Life
                                                    Insurance Company.
-----------------------------------------------------------------------------------------------------
Michael G. Odlum          Director    Since 2004    President and Managing         35
(Age 52)                    and                     Member Representative,
One Security             President                  Security Management
  Benefit Place                                     Company, LLC; Senior
Topeka, KS 66636-0001                               Vice President and Chief
                                                    Investment Officer,
                                                    Security Benefit Group,
                                                    Inc. and Security
                                                    Benefit Life Insurance
                                                    Company, Director,
                                                    Security Distributors,
                                                    Inc.; Director, Vice
                                                    President and Chief
                                                    Investment Officer,
                                                    First Security Benefit
                                                    Life Insurance and
                                                    Annuity Company of New
                                                    York.
-----------------------------------------------------------------------------------------------------
1  Directors serve until their successors are duly elected and qualified.

2  These directors are deemed to be "interested persons" of the Fund under the 1940 Act, by reason of their  positions  with the  Fund's  administrator,  Security  Management  Company,  LLC  ("SMC" or
   "Investment Adviser") and/or the parent of SMC.
=====================================================================================================

==========================================================================================
                                              TERM
                                           OF OFFICE
                             POSITION(S)   AND LENGTH
                              HELD WITH     OF TIME     PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE           FUND        SERVED(1)   DURING THE PAST 5 YEARS
------------------------------------------------------------------------------------------
OFFICERS
------------------------------------------------------------------------------------------
Steven M. Bowser (Age 44)       Vice       Since 1998   Vice President and Senior
One Security Benefit Place    President                 Portfolio Manager, Security
Topeka, KS 66636-0001                                   Management Company, LLC; Vice
                                                        President and Senior Portfolio
                                                        Manager, Security Benefit Group,
                                                        Inc. and Security Benefit Life
                                                        Insurance Company.
------------------------------------------------------------------------------------------
Brenda M. Harwood (Age 41)    Treasurer    Since 1998   Assistant Vice President and
One Security Benefit Place    and Chief                 Treasurer, Security Management
Topeka, KS 66636-0001         Compliance                Company, LLC; Assistant Vice
                               Officer                  President, Security Benefit Group,
                                                        Inc. and Security Benefit Life
                                                        Insurance Company; Vice President
                                                        and Director, Security
                                                        Distributors, Inc.
------------------------------------------------------------------------------------------
Amy J. Lee (Age 43)           Secretary    Since 1987   Secretary, Security Management
One Security Benefit Place                              Company, LLC and Security
Topeka, KS 66636-0001                                   Distributors, Inc.; Vice
                                                        President, Associate General
                                                        Counsel and Assistant Secretary,
                                                        Security Benefit Group, Inc. and
                                                        Security Benefit Life Insurance
                                                        Company.
------------------------------------------------------------------------------------------
Michael G. Odlum (Age 52)     President    Since 2004   President and Managing Member
One Security Benefit Place       and                    Representative, Security
Topeka, KS 66636-0001         Director                  Management Company, LLC; Senior
                                                        Vice President and Chief
                                                        Investment Officer, Security
                                                        Benefit Group, Inc. and Security
                                                        Benefit Life Insurance Company,
                                                        Director, Security Distributors,
                                                        Inc.; Director, Vice President and
                                                        Chief Investment Officer, First
                                                        Security Benefit Life Insurance
                                                        and Annuity Company of New York.
------------------------------------------------------------------------------------------
Christopher L. Phalen           Vice       Since 2002   Assistant Vice President and
(Age 34)                      President                 Portfolio Manager, Security
One Security Benefit Place                              Management Company, LLC, Security
Topeka, KS 66636-0001                                   Benefit Life Insurance Company and
                                                        Security Benefit Group, Inc.
------------------------------------------------------------------------------------------
David G. Toussaint              Vice       Since 2001   Assistant Vice President and
(Age 38)                      President                 Portfolio Manager, Security
One Security Benefit Place                              Management Company, LLC, Security
Topeka, KS 66636-0001                                   Benefit Life Insurance Company and
                                                        Security Benefit Group, Inc.
------------------------------------------------------------------------------------------
Christopher D. Swickard       Assistant    Since 1996   Assistant Secretary, Security
(Age 39)                      Secretary                 Management Company, LLC; Second
One Security Benefit Place                              Vice President and Assistant
Topeka, KS 66636-0001                                   Counsel, Security Benefit Group,
                                                        Inc. and Security Benefit Life
                                                        Insurance Company.
------------------------------------------------------------------------------------------
1  Officers serve until their successors are duly elected and qualified.
==========================================================================================

The  officers of the Fund hold  identical  offices with each of the other mutual funds in the Security  Funds Family,  except Messrs.  Bowser and Toussaint,  who hold the same office only with  respect to SBL Fund.  The  directors of the Fund also serve as directors  of each of the other  Security  Funds.  Ms. Lee is also
Secretary of the  Distributor,  and Ms. Harwood is a director and Vice President of the Distributor.

COMMITTEES

AUDIT COMMITTEES -- The Board of Directors has an audit  committee,  the purpose of which is to meet with the independent  registered  public accounting firm, to review the work of the independent  registered  public  accounting  firm, and to oversee the handling of the  accounting  functions with respect to the Fund. The
Audit  Committee  currently  consists  of Messrs.  Chubb and  Oliverius  and Ms.
Lumpkin, each of whom is an independent  Director.  The Audit Committee held two meetings during the calendar year ended December 31, 2004.

NOMINATING  COMMITTEE -- The Board of  Directors  has  established  a Nominating
Committee for the purpose of considering and presenting to the Board  candidates it proposes for nomination to fill Independent  Director vacancies on the Board.
Specific  qualifications of candidates for Board membership will be based on the needs of the  Board at the  time of  nomination.  The  Nominating  Committee  is willing to consider  nominations  received  from  shareholders  and shall assess shareholder  nominees  in the same  manner as it  reviews  its own  nominees.  A shareholder  nominee for  director  should be submitted in writing to the Fund's
Secretary.  Any such shareholder  nomination should include,  at a minimum,  the following  information  as  to  each  individual  proposed  for  nominations  as director:  such individual's  written consent to be named in the proxy statement as a nominee (if  nominated)  and to serve as a director (if  elected),  and all information  relating to such individual that is required to be disclosed in the solicitation of proxies for election of directors,  or is otherwise required, in each case under applicable federal  securities laws, rules and regulations.  The
Nominating  Committee  consists of Messrs.  Chubb and Oliverius and Ms. Lumpkin, each of whom is an independent Director. During the calendar year ended December
31, 2004, the Nominating Committee held no meetings.

REMUNERATION OF DIRECTORS AND OTHERS

The Fund's directors, except those directors who are "interested persons" of the
Fund,  receive from the Security Funds Complex an annual retainer of $30,000 and a fee of $4,500 per meeting,  plus reasonable  travel costs, for each meeting of the board attended. In addition,  certain directors who are members of the audit committee  receive a fee of $3,000 per meeting and  reasonable  travel costs for each  meeting  of the  Fund's  audit  committee  attended.  The  Fund  pays  its respective share of directors' fees, audit committee fees and travel costs based on relative net assets. (The Directors do not receive compensation upon retiring as Director of the Fund.)

The Fund does not pay any fees to, or reimburse  expenses of,  directors who are considered  "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the  directors  during the fiscal year ended  September  30,
2004,  and the  aggregate  compensation  paid to  each of the  directors  during calendar year 2004 by all seven of the registered  investment companies to which
SMC provides investment advisory and administration services (collectively,  the
"Security  Fund  Complex"),  are set forth  below.  Each of the  directors  is a director of each of the other  registered  investment  companies in the Security
Fund Complex.

SECURITY INCOME FUND DIRECTOR COMPENSATION TABLE --

================================================================================
                                        AGGREGATE                  TOTAL
                                   COMPENSATION FROM         COMPENSATION FROM
         NAME                     SECURITY INCOME FUND     SECURITY FUND COMPLEX
--------------------------------------------------------------------------------
Donald A. Chubb, Jr. .............       $9,708                   $75,250
John D. Cleland ..................         N/A                      N/A
Harry W. Craig, Jr. ..............        3,219                    38,625
Michael G. Odlum .................         N/A                      N/A
Penny A. Lumpkin .................        9,708                    75,250
Maynard Oliverius ................        9,542                    75,250
Mark L. Morris, Jr.* .............        9,708                    75,250
--------------------------------------------------------------------------------
*Mr. Morris retired from serving as a director of the Fund in November of 2004.
================================================================================

PRINCIPAL  HOLDERS  OF  SECURITIES  -- As of May  31,  2005,  the  officers  and directors of Security Income Fund as a group  beneficially owned less than 1% of the total outstanding voting shares of the Fund.

As of April 30,  2005,  no person  beneficially  owned of record 5% or more of a class of the Fund's outstanding securities.

DIRECTORS'  OWNERSHIP OF SECURITIES -- As of May 31, 2005,  the directors of the
Fund beneficially  owned shares of the Fund in the dollar ranges set forth below and also beneficially owned shares of other mutual funds in the family of mutual funds overseen by the directors in the dollar ranges set forth below:

    ========================================================================
                                                     AGGREGATE DOLLAR RANGE
                                                    OF EQUITY SECURITIES IN
                                                   ALL REGISTERED INVESTMENT
                              DOLLAR RANGE OF         COMPANIES OVERSEEN
          NAME OF            EQUITY SECURITIES       BY DIRECTOR IN FAMILY
          DIRECTOR              IN THE FUND         OF INVESTMENT COMPANIES
    ------------------------------------------------------------------------
    Donald A. Chubb, Jr.           None                 over $100,000
    Harry W. Craig, Jr.            None                      None
    Penny A. Lumpkin               None                $50,001-$100,000
    Maynard Oliverius          over $100,000             over $100,000
    ========================================================================

The following directors who are "interested persons" of the Security Income Fund beneficially owned shares of the Fund (in the dollar ranges set forth below) and also  beneficially  owned shares of other mutual funds (in the dollar ranges set forth below)in the family of mutual funds overseen by the directors:

    ========================================================================
                                                     AGGREGATE DOLLAR RANGE
                                                    OF EQUITY SECURITIES IN
                                                   ALL REGISTERED INVESTMENT
                              DOLLAR RANGE OF         COMPANIES OVERSEEN
          NAME OF            EQUITY SECURITIES       BY DIRECTOR IN FAMILY
          DIRECTOR              IN THE FUND         OF INVESTMENT COMPANIES
    ------------------------------------------------------------------------
    Michael G. Odlum          $10,001-$50,000          $10,001-$50,000
    John D. Cleland                None                 over $100,000
    ========================================================================

DETERMINATION OF NET ASSET VALUE

The NAV per share of the Fund is determined  as of the close of regular  trading hours  on the  NYSE  (normally  3:00  p.m.  Central  time)  on each day that the
Exchange is open for  trading,  which is Monday  through  Friday  except for the following  dates when the Exchange is closed in observance of Federal  holidays:
New Year's Day,  Martin  Luther King,  Jr. Day,  Presidents'  Day,  Good Friday,
Memorial Day,  Independence Day, Labor Day,  Thanksgiving Day and Christmas Day.
The  determination  is  made  by  dividing  the  total  value  of the  portfolio securities  of each Fund,  plus any cash or other  assets  (including  dividends accrued  but not  collected),  less all  liabilities,  by the  number  of shares outstanding of the Fund.

Securities listed or traded on a national  securities exchange are valued at the last sale price.  If there are no sales on a particular day, then the securities are valued at the last bid price. All other securities held by the Fund,  except as otherwise provided herein, for which market quotations are readily available, are valued on the basis of the last current bid price. If there is no bid price, or if the bid price is deemed to be  unsatisfactory  by the Board of  Directors, then the securities shall be valued in good faith by such method as the Board of
Directors  determines  will reflect fair market value.  Valuations of the Fund's securities are supplied by a pricing service approved by the Board of Directors.

Valuations furnished by the pricing service with respect to the Fund's municipal securities  are based  upon  appraisals  from  recognized  municipal  securities dealers derived from information  concerning market transactions and quotations.
Securities for which market  quotations are readily  available are valued at the last reported sale price,  or, if no sales are reported on that day, at the mean between the latest  available bid and asked prices.  Securities for which market quotations are not readily  available are valued at the best  available  current bid price by the pricing  service,  considering such factors as yields or prices of municipal bonds of comparable quality,  type of issue,  coupon,  maturity and rating, indications as to value from dealers, and general market conditions. The
Fund's officers,  under the general supervision of the Board of Directors,  will regularly  review  procedures  used by, and valuations  provided by, the pricing service.  The Fund's taxable  short-term  securities for which market quotations are readily available will be valued at market value, which is the last reported sale price or, if no sales are  reported  on that day,  at the mean  between the latest  available bid and asked prices except that securities  having 60 days or less  remaining to maturity may be valued at their  amortized  cost as discussed below.

As  discussed  in  the  Fund's  Prospectus  and  this  Statement  of  Additional
Information, the loans (including Senior Loans) in which the Fund may invest are not  listed  on any  securities  exchange  or board of trade.  Senior  Loans are typically bought and sold by institutional  investors in individually negotiated private  transactions  that function in many  respects like an  over-the-counter secondary market, although typically no formal market-makers exist. This market, while having substantially grown in the past several years,  generally has fewer trades  and less  liquidity  than  the  secondary  markets  for  other  types of securities.  Some  loans  have  few or no  trades,  or trade  infrequently,  and information  regarding a specific Senior Loan may not be widely available or may be incomplete.  Accordingly,  determinations of the market value of Senior Loans may be  based  on  infrequent  and  dated  information.  Because  there  is less reliable, objective data available, elements of judgment may play a greater role in valuation of loans than for other types of securities.

Typically Senior Loans are valued using  information  provided by an independent third party pricing service. If the pricing service cannot or does not provide a valuation for a particular  Senior Loan or such valuation is deemed  unreliable, such loan is fair valued.  In fair  valuing,  consideration  is given to several factors,  which may include,  among others,  one or more of the  following:  the fundamental  business data relating to the issuer or borrower;  an evaluation of the forces which  influence the market in which these Senior Loans are purchased and sold; type of holding; financial statements of the borrower; cost at date of purchase; size of holding;  credit quality and cash flow of issuer;  information as to any transactions in or offers for the holding;  price and extent of public trading in similar securities (or equity securities) of the issuer/borrower,  or comparable  companies;  coupon  payments;  quality,  value  and  saleability  of collateral  securing  the  loan;  business  prospects  of  the  issuer/borrower, including  any ability to obtain money or resources  from a parent or affiliate;
the sub-adviser's  and/or the market's assessment of the borrower's  management;
prospects for the borrower's  industry,  and multiples (of earnings  and/or cash flow) being paid for similar businesses in that industry; borrower's competitive position within the industry;  borrower's ability to access additional liquidity through public and/or private markets;  and other relevant factors. The Security
Income Fund's officers, under the general supervision of the Board of Directors, will  regularly  review  procedures  used by, and  valuations  provided  by, the pricing service for the Fund.

The  Fund may use the  amortized  cost  valuation  technique  for  high  quality securities with  maturities of 60 days or less. In addition,  the Fund may use a similar  procedure  for such  securities  having  60 days or less  remaining  to maturity  with the value of the  security on the 61st day being used rather than the cost.

OVERVIEW OF TSA  ACCOUNTS -- In general,  Section  403(b)(7) of the Code permits
public  school   employees  and  employees  of  certain  types  of   charitable,
educational and scientific  organizations  specified in Section 501(c)(3) of the
Code to purchase  shares of a mutual  fund  through a  custodial  account,  and, subject to certain limitations,  to exclude the amount of purchase payments from gross income for tax purposes. Shares of the Fund may be purchased in connection with a TSA custodial account.  TSA Accounts may provide  significant tax savings to  individuals,  but are  governed by a complex set of tax rules under the Code and the regulations promulgated by the Department of the Treasury thereunder.

If you do not presently have a Security Funds TSA custodial account and you meet the  requirements  of the  applicable  tax  rules,  you may be able to  create a
Security  Funds TSA custodial  account (or a TSA custodial  account from another provider that makes shares of the Fund available to its customers) and invest in shares of the Fund through that TSA.  Class A shares may not be available to TSA custodial  accounts  opened on or after June 5,  2000.  The  minimum  initial or subsequent  investment  in a Security  Funds TSA  custodial  account is $50.  An annual  administration  fee of $25 is  required  for  each  Security  Funds  TSA custodial  account with a balance less than $25,000 and a $5 withdrawal fee will be charged when any Security Funds TSA custodial account is closed.

TSA  OWNERS  AND  OTHER   PROSPECTIVE   INVESTORS   SHOULD  CONSULT  WITH  THEIR
PROFESSIONAL TAX AND FINANCIAL  ADVISERS BEFORE  ESTABLISHING A TSA OR OTHERWISE
INVESTING IN SHARES.

OVERVIEW OF THE TYPES OF INDIVIDUAL RETIREMENT ACCOUNTS

In general,  an IRA is a trust or custodial  account  established  in the United
States for the exclusive  benefit of an individual or his or her  beneficiaries.
(Keogh Plans are established by self-employed persons,  including  partnerships, and also cover eligible non-owner employees.) Most IRAs are designed principally as retirement  savings  vehicles.  Coverdell  Education Savings Account IRAs are designed  to provide a  tax-favored  means of saving  for a child's  educational expenses.  IRAs may  provide  significant  tax savings to  individuals,  but are governed  by a  complex  set of tax  rules  set  out  under  the  Code  and  the regulations  promulgated  by the Department of the Treasury  thereunder.  If you already  have an IRA or Keogh Plan,  the Plan may be able to invest in the Fund.
If you do not presently have an IRA or Keogh Plan, and you meet the requirements of the applicable tax rules, you may be able to create an IRA or Keogh Plan, and invest in Shares of the Fund  through  that  Plan.  Included  below is a general discussion  of some IRA and Keogh  Plan  features.  However,  IRA and Keogh Plan owners ("IRA/ Keogh owners") and other prospective investors should consult with their IRA and Keogh Plan provider and/or professional tax and financial advisors before establishing an IRA or Keogh Plan, or investing in Shares.  Certain types of the IRAs  and  Keogh  Plans  described  below  may not be  available  through
Deutsche   Asset   Management   mutual   funds.   For  more   information   call
1-800-621-1048.

TRADITIONAL IRAS -- If you are under age 70 1/2, and you (or if you file a joint return, your spouse) have taxable compensation, you may set up a Traditional IRA and make annual IRA  contributions for 2005, up to $4,000 ($4,500 if you are age
50 or older) but not more than 100% of your taxable  compensation.  These dollar limits  will be  adjusted  in  future  years.  Taxable  income  includes  wages, salaries,  and other amounts  reported in box 1 of Form W-2, as well as earnings from  self-employment.  If you file a joint return and your taxable compensation is less  than  that of your  spouse,  you may  make  annual  contributions  to a
Traditional IRA equal to, for 2005, the lesser of $4,000 ($4,500, if you are age
50 or older) or the sum of (i) your  taxable  compensation  and (ii) the taxable compensation  of your spouse,  reduced by the amount of his or her IRA deduction for the year. Amounts  contributed to a Traditional IRA generally are deductible for federal  income tax  purposes.  However,  if you were covered by an employer retirement  plan, the amount of your  contribution to a Traditional IRA that you may deduct will be reduced or eliminated if your modified  adjusted gross income exceeds certain  amounts (for 2005,  $70,000 for a married couple filing a joint return  and  $50,000  for a single  taxpayer).  If your  spouse is covered by an employer  retirement  plan  but you are  not,  you  may be able to  deduct  your contributions  to a Traditional IRA;  however,  the deduction will be reduced or eliminated if your  adjusted  gross income on a joint return  exceeds  $150,000.
Even if your ability to deduct  contributions  to a Traditional  IRA is limited, you may still make  contributions  up to the limits described above. In general, you may also make a contribution to a Traditional IRA by "rolling over" all or a portion of a distribution you receive from an eligible  retirement plan (such as a pension or profit-sharing  plan or a 401(k) plan) or another  Traditional IRA.
Amounts  distributed from a Traditional IRA and eligible rollover  distributions from  qualified  retirement  plans will not be  includible in income if they are contributed to a Traditional IRA in a rollover  transaction  which meets certain
conditions;   however,  a  federal  withholding  tax  may  be  imposed  on  such distributions.  Consult your Service Agent (which is a broker, financial advisor or other bank, dealer or other institution that has a sub-shareholder  servicing agreement  with SMC) and  professional  tax  advisor  for  complete  details  on
Traditional IRAs.

ROTH IRAS --  Regardless  of your age,  you may be able to establish a Roth IRA.
Contributions  to Roth IRAs are not  deductible for federal income tax purposes.
However, if all of the applicable  requirements are met, earnings in the account accumulate tax free, and all withdrawals are also tax free.  Generally,  you may make  annual  contributions  ($4,000  for 2005 or,  if you are age 50 or  older,
$4,500) to a Roth IRA; however, your ability to contribute to a Roth IRA will be reduced or eliminated  if your adjusted  gross income  exceeds  certain  amounts
(currently $150,000 for a married couple filing a joint return and $95,000 for a single taxpayer).  In addition,  if you make contributions to both a Traditional
IRA and a Roth IRA, your contribution  limit for the Roth IRA will be reduced by the  amount of the  contribution  you make to the  Traditional  IRA.  If certain requirements  are met, and (i) your modified  adjusted  gross income is not more than  $100,000,  and (ii) you are not married and filing a separate  tax return, you can roll over  amounts  from a  Traditional  IRA to a Roth IRA.  The  amount rolled over generally will be included in your taxable income. You may also roll over amounts from one Roth IRA to another Roth IRA.  Consult your Service  Agent and professional tax advisor for complete details on Roth IRAs.

SEP-IRAS -- SEP-IRAs are IRAs that are created in  connection  with a simplified
employee   pension  ("SEP")   established  and  maintained  by  a  self-employed
individual,  a partnership or a  corporation.  SEP-IRAs must be created for each qualifying  employee of the  employer  that  establishes  a SEP.  In general,  a qualifying  employee  is an  employee  who has:  (i) reached the age of 21; (ii)
worked for the employer at least three out of the past five years; and (iii) has received at least $450 in compensation for 2005 (subject to adjustment in future years). Each SEP-IRA is owned by the employee for whom it is created;  assets of a SEP are not pooled  together.  SEPs must  provide for  discretionary  employer contributions.  In other words, employers are not required to make contributions to  SEP-IRAs  each year,  but if they do make  contributions  for any year,  the contributions  must be based on a specific  allocation  formula set forth in the
SEP,  and  must not  discriminate  in favor  of  highly  compensated  employees.
Contributions to SEP-IRAs  generally are deductible by the employer,  subject to certain limitations.  Contributions to SEP-IRAs of self-employed individuals are subject to certain additional limitations. SEP-IRAs generally are subject to the same distribution and rollover rules that apply to Traditional IRAs.

SIMPLE IRAS -- In general,  a SIMPLE plan may be  established  by any  employer, including a sole proprietorship,  partnership or corporation,  with 100 or fewer employees,  and must be the only  retirement  plan  maintained  by the employer.
Under a SIMPLE plan using SIMPLE IRAs, a SIMPLE IRA is created for each eligible employee which, in general,  includes all employees who received at least $5,000 in compensation during any two years preceding the year for which eligibility is being determined (i.e., the current year) and is reasonably  expected to earn at least  $5,000  during  the  current  year.  As with  SEP-IRAs,  SIMPLE  IRAs are individual  accounts owned by each eligible  employee.  Under a SIMPLE IRA plan, eligible  employees  can elect to  contribute a portion of their salary to their
SIMPLE  IRA.  (These   contributions   are  referred  to  as  "salary  reduction
contributions"  or  "elective  deferrals.")  Elective  deferrals  are based on a stated  percentage of the employee's  compensation,  and are limited for 2005 to
$10,000 ($12,000, if you are age 50 or older) (indexed for inflation).  Elective deferrals are included in employees'  gross income only for Social  Security and
Medicare tax purposes  (i.e.,  they are not included in wages for federal income tax purposes).In addition to elective deferrals by employees, under a SIMPLE IRA plan,  employers  must make  either:  (i) matching  contributions  equal to each employee's  elective  deferral,  up  to  a  maximum  of  3%  of  the  employee's compensation,  or (ii) nonelective  contributions of 2% of compensation for each eligible employee (subject to certain limits).  Employer contributions to SIMPLE
IRAs are  excluded  from  employees'  gross  income  and are  deductible  by the employer.  SIMPLE  IRAs  generally  are  subject  to the same  distribution  and rollover rules that apply to Traditional IRAs. However, a rollover from a SIMPLE
IRA to a  Traditional  IRA can be made tax free  only  after  the  employee  has participated in the SIMPLE IRA plan for at least two years.

KEOGH PLANS -- Keogh Plans are qualified  retirement  plans  established by sole proprietors  or  partnerships.  As with other  qualified  retirement  plans,  in
general,   contributions  to  Keogh  Plans  are  deductible,  and  neither  such contributions nor the investment  earnings thereon are subject to tax until they are distributed by the plan. A number of different types of plans may qualify as
Keogh  Plans.  In certain  circumstances,  Keogh Plans may  provide  greater tax advantages  than other  types of  retirement  plans.  However,  Keogh Plans must satisfy a number of complex rules, including minimum participation requirements, under which certain  employees  must be covered by the plan,  and in some cases, minimum funding requirements.  Professional  assistance generally is required to establish and maintain a Keogh Plan.

COVERDELL  EDUCATION  SAVINGS ACCOUNTS -- A Coverdell  Education Savings Account
("ESA") is a trust or  custodial  account  created for the purpose of paying the qualified higher education expenses of a designated  beneficiary,  i.e., a child under  the  age  of  18  or  special  needs  beneficiary  at  the  time  of  the contributions.  In general, qualified higher education expenses include expenses for tuition,  fees,  books,  supplies and equipment  required for the designated beneficiary to attend an eligible  educational  institution.  Any individual may make  contributions  to an ESA so long  as his or her  modified  adjusted  gross income is less than $110,000 ($220,000 for married taxpayers filing jointly).The maximum total  contributions that may be made to an ESA for each child is $2,000 per year.  Generally,  amounts  may be rolled  over from one ESA to another  ESA established for the same beneficiary or for certain members of the beneficiary's family.  Beneficiaries  may make tax free withdrawals from ESAs to pay qualified higher education expenses.  Other withdrawals  generally will be subject to tax.
Consult your Service Agent and or professional tax advisor for complete details.

PENSION AND PROFIT SHARING PLANS

Prototype corporate pension or profit-sharing  plans meeting the requirements of
Code Section 401(a) are  available.  Information  concerning  these plans may be obtained from the Distributor.

403(b)  RETIREMENT  PLANS -- Employees of public school  systems and  tax-exempt organizations  meeting the  requirements of Code Section  501(c)(3) may purchase shares  of the Fund or of other  funds in the  Security  Group  under a  Section
403(b) Plan.  Class A shares may not be  available to custodial  accounts of the
Administrator opened on or after June 5, 2000. The minimum initial or subsequent investment in a custodial  account under a Section 403(b) Plan is $50. An annual administration  fee of $25 is required for each custodial account with a balance less than $25,000 and a $5  withdrawal  fee will be charged  when any  custodial account is closed.

Section 403(b) Plans are subject to numerous restrictions on the amount that may be  contributed,  the persons who are  eligible  to  participate,  the time when distributions may commence, and the number and amount of any loans requested.

SIMPLIFIED  EMPLOYEE  PENSION  (SEP) PLANS -- A prototype  SEP is available  for corporations, partnerships or sole proprietors desiring to adopt such a plan for purchases  of  IRAs  for  their  employees.  Employers  establishing  a SEP  may contribute a maximum of $40,000 a year to an IRA for each employee. This maximum is subject to a number of limitations.

OWNERSHIP OF SHARES THROUGH PLANS

Fund Shares owned by Plan Participants through Plans are held either directly by the respective  Plan, or beneficially  through  vehicles such as bank collective funds or insurance  company separate  accounts  consisting  solely of such Plans
(collectively, "Plan Pools"), which will in turn offer the Fund as an investment option  to  their  participants.  Investments  in the  Fund  may  by  themselves represent  an  investment  option  for a  Plan  or may be  combined  with  other investments  as part of a pooled  investment  option for the Plan. In the latter case, the Fund may require Plans to provide information regarding the withdrawal order and other  characteristics  of any pooled  investment  option in which the
Shares  are  included  prior  to  a  Plan's  initial  investment  in  the  Fund.
Thereafter,  the Fund will require the Plan to provide information regarding any changes  to the  withdrawal  order  and  other  characteristics  of  the  pooled investment  option  before such  changes are  implemented.  The Fund in its sole discretion may decline to sell Shares to Plans if the governing withdrawal order or other characteristics of any pooled investment option in which the Shares are included  is  determined  at any time to be  disadvantageous  to the Fund.  Plan
Participants  should contact their Plan  administrator or the organization  that provides recordkeeping services if they have questions concerning their account.
Plan  administrators and fiduciaries should call  1-800-888-2461 for information regarding a Plan's account with the Fund.

HOW TO PURCHASE SHARES

Investors may purchase shares of the Fund through authorized  broker-dealers who are members of the NASD. In addition, banks and other financial institutions may make shares of the Fund available to their customers. (Banks and other financial institutions  that make shares of the Fund available to their customers in Texas must be registered  with that state as securities  dealers.) The minimum initial investment  is $100.  The  minimum  subsequent  investment  is $100  unless made through an Accumulation Plan which allows for subsequent  investments of $20. An application may be obtained from the Administrator.

As a convenience to investors and to save operating expenses,  the Fund does not issue  certificates  for full shares except upon written request by the investor or his or her investment  dealer.  Certificates will be issued at no cost to the stockholder. No certificates will be issued for fractional shares and fractional shares may be withdrawn only by redemption for cash.

Orders for the  purchase of shares of the Fund will be  confirmed at an offering price  equal to the net asset  value  ("NAV")  per share next  determined  after receipt and  acceptance  of the order in proper  form by Security  Distributors,
Inc. (the "Distributor") (generally as of the close of the Exchange on that day)
plus the sales charge in the case of Class A shares.  Orders received by dealers or  other  firms  prior  to  the  close  of the  Exchange  and  received  by the
Distributor  prior to the close of its  business  day will be  confirmed  at the offering  price  effective as of the close of the Exchange on that day.  Dealers and other financial services firms are obligated to transmit orders promptly.

The Fund  reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.

ALTERNATIVE PURCHASE OPTIONS -- The Fund offers three classes of shares:

CLASS A SHARES -  FRONT-END  LOAD  OPTION.  Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed  (except that shares sold in an amount of  $1,000,000  or more without a front-end  sales charge will be subject to a contingent  deferred sales charge of 1% for one year).

CLASS B SHARES - BACK-END  LOAD OPTION.  Class B shares are sold without a sales charge at the time of  purchase,  but are subject to a deferred  sales charge if they are redeemed within five years of the date of purchase. Class B shares will automatically  convert  to  Class A  shares  at the  end of  eight  years  after purchase.

CLASS C SHARES - LEVEL  LOAD  OPTION.  Class C shares  are sold  without a sales charge at the time of purchase,  but are subject to a contingent  deferred sales charge if they are redeemed within one year of the date of purchase.

The decision as to which class is more beneficial to an investor  depends on the amount and intended length of the investment. Investors who would rather pay the entire cost of  distribution  at the time of  investment,  rather than spreading such cost over  time,  might  consider  Class A shares.  Other  investors  might consider Class B or Class C shares,  in which case 100% of the purchase price is invested  immediately,  depending on the amount of the purchase and the intended length of investment.

Dealers or others may receive  different  levels of  compensation  depending  on which class of shares they sell.

CLASS A SHARES -- Class A shares are offered at NAV plus an initial sales charge as follows:

================================================================================
                                                    SALES CHARGE
                                    --------------------------------------------
                                                     PERCENTAGE OF   PERCENTAGE
AMOUNT OF PURCHASE                  PERCENTAGE OF     NET AMOUNT     REALLOWABLE
AT OFFERING PRICE                   OFFERING PRICE     INVESTED      TO DEALERS
--------------------------------------------------------------------------------
Less than $100,000                      3.50%            3.63%          3.00%
$100,000 but less than $500,000         2.50             2.56           2.00
$500,000 but less than $1,000,000       1.50             1.52           1.00
$1,000,000 and over                     None             None        (See below)
================================================================================

The  Distributor  will pay a commission to dealers on purchases of $1,000,000 or more as  follows:  0.50%  on  sales  up to  $5,000,000,  plus  0.25% on sales of
$5,000,000 or more up to $10,000,000,  and 0.10% on any amount of $10,000,000 or more.

CLASS A  DISTRIBUTION  PLAN -- As  discussed in the  prospectus,  the Fund has a
Distribution  Plan for its Class A shares  pursuant to Rule 12b-1 under the 1940
Act. The Plan  authorizes  the Fund to pay an annual fee to the  Distributor  of
0.25% of the  average  daily NAV of the  Class A shares  of the Fund to  finance various  activities  relating to the  distribution of such shares of the Fund to investors  and the  provision  of services  to such  investors.  These  expenses include,  but are  not  limited  to,  the  payment  of  compensation  (including
compensation  to  securities  dealers  and  other  financial   institutions  and
organizations)  to obtain various  administrative  services for the Fund.  These services  include,  among  other  things,  processing  new  shareholder  account applications  and serving as the primary  source of  information to customers in answering  questions  concerning the Fund and their  transactions with the Fund.
The  Plan  may also be used to pay for  sub-administration  and/or  sub-transfer agency  services  provided for the benefit of the Fund. The  Distributor is also authorized to engage in advertising,  the preparation and  distribution of sales literature  and  other  promotional  activities  on  behalf  of  the  Fund.  The
Distributor  is  required  to report in  writing  to the Board of  Directors  of
Security  Income Fund and the board will review at least  quarterly  the amounts and  purpose  of any  payments  made  under the Plan.  The  Distributor  is also required to furnish the board with such other  information  as may reasonably be requested  in order to enable  the board to make an  informed  determination  of whether the Plan should be continued.

The Plan became effective on February 10, 1999. The Plan will continue from year to year,  provided that such continuance is approved at least annually by a vote of a majority of the Board of Directors of the Fund, including a majority of the independent  directors  cast in person at a meeting  called  for the  purpose of voting on such  continuance.  The Plan can be terminated at any time on 60 days'
written notice, without penalty, if a majority of the disinterested directors or the Class A shareholders  vote to terminate the Plan. Any agreement  relating to the implementation of the Plan terminates  automatically if it is assigned.  The
Plan may not be amended to increase materially the amount of payments thereunder without approval of the Class A shareholders of the Fund.

Because  all amounts  paid  pursuant  to the  Distribution  Plan are paid to the
Distributor,  the Fund Administrator and its officers,  directors and employees, including Mr. Odlum (director of the Fund), Messrs. Toussaint, Swickard, Bowser,
Phalen,  Ms.  Harwood and Ms. Lee  (officers of the Fund),  all may be deemed to
have  a  direct  or  indirect   financial  interest  in  the  operation  of  the
Distribution  Plan. None of the independent  directors have a direct or indirect financial interest in the operation of the Distribution Plan.

Benefits from the Distribution  Plan may accrue to the Fund and its stockholders from the growth in assets due to sales of shares to the public  pursuant  to the
Distribution Agreement with the Distributor.  Increases in the net assets of the
Fund from sales  pursuant to its  Distribution  Plan and  Agreement  may benefit shareholders by reducing per share  expenses,  permitting  increased  investment
flexibility  and   diversification  of  such  Fund's  assets,  and  facilitating
economies  of  scale  (e.g.,   block   purchases)   in  the  Fund's   securities
transactions.

CLASS B SHARES -- Class B shares are  offered at NAV,  without an initial  sales charge. With certain exceptions,  the Fund may impose a deferred sales charge on shares  redeemed  within five years of the date of purchase.  No deferred  sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption  proceeds  otherwise  payable to you. The deferred sales charge is retained by the Distributor.

Whether a  contingent  deferred  sales  charge is imposed  and the amount of the charge  will depend on the number of years  since the  investor  made a purchase payment  from  which an amount is being  redeemed,  according  to the  following schedule:

                    =======================================
                                                CONTINGENT
                    YEAR SINCE PURCHASE          DEFERRED
                     PAYMENT WAS MADE          SALES CHARGE
                    ---------------------------------------
                             1                      5%
                             2                      4%
                             3                      3%
                             4                      3%
                             5                      2%
                        6 and more                  0%
                    =======================================

Class B shares (except shares  purchased  through the  reinvestment of dividends and other  distributions paid with respect to Class B shares) will automatically convert,  on the eighth  anniversary of the date such shares were purchased,  to
Class A shares which are subject to a lower  distribution  fee.  This  automatic conversion of Class B shares will take place  without  imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates  will require the return of the stock  certificates to the transfer agent.)  All  shares  purchased  through  reinvestment  of  dividends  and other distributions paid with respect to Class B shares  ("reinvestment  shares") will be considered to be held in a separate subaccount.  Each time any Class B shares
(other than those held in the subaccount)  convert to Class A shares, a pro rata portion of the  reinvestment  shares held in the subaccount will also convert to
Class A shares.  Class B shares so  converted  will no longer be  subject to the higher expenses borne by Class B shares.  Because the NAV per share of the Class
A shares  may be higher or lower  than that of the Class B shares at the time of conversion,  although  the dollar  value  will be the same,  a  shareholder  may receive more or less Class A shares than the number of Class B shares converted.
Under  current law, it is the Fund's  opinion  that such a  conversion  will not constitute a taxable event under federal  income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B stockholders.

CLASS B  DISTRIBUTION  PLAN -- The Fund bears  some of the costs of selling  its
Class B shares  under a  Distribution  Plan  adopted with respect to its Class B shares ("Class B Distribution  Plan") pursuant to Rule 12b-1 under the 1940 Act.
This Plan  provides for payments at an annual rate of 0.75% of the average daily
NAV of  Class B  shares.  Amounts  paid by the Fund  are  currently  used to pay dealers and other firms that make Class B shares  available  to their  customers
(1) a commission at the time of purchase normally equal to 2.75% of the value of each share  sold and (2) a service  fee for  account  maintenance  and  personal service to shareholders payable for the first year, initially, and for each year thereafter, quarterly, in an amount equal to 0.25% annually of the average daily
NAV of Class B  shares  sold by such  dealers  and  other  firms  and  remaining outstanding  on the books of the Fund.  The  service fee may also be used to pay for  sub-administration  and/or  sub-transfer  agency services  provided for the benefit of the Fund.

Rules of the NASD limit the  aggregate  amount  that a Fund may pay  annually in distribution costs for the sale of its Class B shares to 6.25% of gross sales of
Class B shares since the inception of the  Distribution  Plan,  plus interest at the  prime  rate plus 1% on such  amount  (less any  contingent  deferred  sales charges  paid by  Class B  shareholders  to the  Distributor).  The  Distributor intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection  with the Class B Distribution  Plan which exceed current annual payments  permitted to be received by the Distributor  from the Fund. The
Distributor intends to seek full payment of such charges from the Fund (together with  annual  interest  thereon  at the prime  rate plus 1%) at such time in the future as, and to the extent that,  payment  thereof by the Fund would be within permitted limits.

The Fund's Class B  Distribution  Plan may be  terminated at any time by vote of its directors who are not interested  persons of the Fund as defined in the 1940
Act or by vote of a majority of the outstanding Class B shares. In the event the
Class B  Distribution  Plan is  terminated  by the Class B  stockholders  or the
Funds' Board of Directors,  the payments made to the Distributor pursuant to the
Plan up to that time would be retained by the Distributor. Any expenses incurred by the  Distributor  in  excess  of  those  payments  would be  absorbed  by the
Distributor.  The Fund makes no  payments  in  connection  with the sales of its shares other than the distribution fee paid to the Distributor.

CLASS C SHARES  -- Class C shares of the Fund are  offered  at NAV,  without  an initial sales charge.  With certain  exceptions,  the Fund may impose a deferred sales  charge on shares  redeemed  within one year of the date of  purchase.  No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Distributor.

CLASS C  DISTRIBUTION  PLAN -- The Fund bears  some of the costs of selling  its
Class C shares  under a  Distribution  Plan  adopted with respect to its Class C shares ("Class C Distribution  Plan") pursuant to Rule 12b-1 under the 1940 Act.
This Plan  provides for payments at an annual rate of 0.50% of the average daily
NAV of  Class C  shares.  Amounts  paid by the Fund  are  currently  used to pay dealers and other firms that make Class C shares  available  to their  customers
(1) a commission at the time of purchase normally equal to 0.25% of the value of each share sold, and for each year thereafter,  quarterly, in an amount equal to
0.25%  annually of the average  daily NAV of Class C shares sold by such dealers and other  firms and  remaining  outstanding  on the books of the Fund and (2) a service fee payable for the first year initially,  and for each year thereafter, quarterly,  in an amount equal to 0.25%  annually of the average daily net asset value of Class C shares  sold by such  dealers  and other  firms  and  remaining outstanding  on the books of the Fund.  The  service fee may also be used to pay for  sub-administration  and/or  sub-transfer  agency services  provided for the benefit of the Fund.

Rules of the NASD limit the  aggregate  amount  that a Fund may pay  annually in distribution costs for the sale of its Class C shares to 6.25% of gross sales of
Class C shares since the inception of the  Distribution  Plan,  plus interest at the  prime  rate plus 1% on such  amount  (less any  contingent  deferred  sales charges  paid by  Class C  shareholders  to the  Distributor).  The  Distributor intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection  with the Class C Distribution  Plan which exceed current annual payments  permitted to be received by the Distributor  from the Fund. The
Distributor intends to seek full payment of such charges from the Fund (together with  annual  interest  thereon  at the prime  rate plus 1%) at such time in the future as, and to the extent that,  payment  thereof by the Fund would be within permitted limits.

The Fund's Class C  Distribution  Plan may be  terminated at any time by vote of its directors who are not interested  persons of the Fund as defined in the 1940
Act or by vote of a majority of the outstanding Class C shares. In the event the
Class C  Distribution  Plan is  terminated  by the Class C  stockholders  or the
Fund's Board of Directors,  the payments made to the Distributor pursuant to the
Plan up to that time would be retained by the Distributor. Any expenses incurred by the  Distributor  in  excess  of  those  payments  would be  absorbed  by the
Distributor.  The Fund makes no payments in  connection  with the sales of their shares other than the distribution fee paid to the Distributor.

RULE 12b-1 PLAN EXPENSES -- For the fiscal year ended  September  30, 2004,  the following 12b-1 payments were made under the Rule 12b-1 Distribution Plans:

      ====================================================================
                                         CLASS A      CLASS B      CLASS C
      --------------------------------------------------------------------
      Compensation to Underwriters*     $809,900     $280,854     $874,699
      --------------------------------------------------------------------
      *The  Plan is a  compensation  plan.  The  Fund  paid  no  fees  for advertising,  printing  and mailing of  prospectuses  to other than current shareholders, compensation to broker/dealers,  compensation to sales personal, or interest carrying or other financing charges.
      ====================================================================

CALCULATION  AND WAIVER OF CONTINGENT  DEFERRED  SALES CHARGES -- Any contingent deferred  sales charge imposed upon  redemption of Class A shares  (purchased in amounts  of  $1,000,000  or  more),  Class B  shares  and  Class C  shares  is a percentage  of the lesser of (1) the NAV of the shares  redeemed  or (2) the net cost of such  shares.  No  contingent  deferred  sales  charge is  imposed  upon redemption of amounts derived from (1) increases in the value above the net cost of such  shares due to  increases  in the NAV per share of the Fund;  (2) shares
acquired   through   reinvestment   of  income   dividends   and  capital   gain
distributions;  or (3) Class A shares  (purchased  in amounts of  $1,000,000  or more) or Class C shares  held for more than one year or Class B shares  held for more than five years.  Upon  request for  redemption,  shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

The  contingent  deferred  sales charge is waived:  (1) following the death of a stockholder  if  redemption  is made within one year after  death;  (2) upon the disability (as defined in Section  72(m)(7) of the Code) of a stockholder  prior to age 65 if redemption is made within one year after the  disability,  provided such  disability  occurred  after the  stockholder  opened the  account;  (3) in connection with required minimum distributions in the case of an IRA, SAR-SEP or
Keogh or any other  retirement plan qualified  under Section  401(a),  401(k) or
403(b) of the Code; and (4) in the case of  distributions  from retirement plans qualified  under  Section  401(a) or 401(k)  of the Code due to (i)  returns  of excess  contributions to the plan, (ii) retirement of a participant in the plan,
(iii) a loan from the plan  (repayment of loans,  however,  will  constitute new sales for purposes of assessing the  contingent  deferred  sales  charge),  (iv)
"financial  hardship" of a  participant  in the plan, as that term is defined in
Treasury Regulation Section 1.401(k)-1(d)(2),  as amended from time to time, (v)
termination  of  employment  of a  participant  in  the  plan,  (vi)  any  other permissible withdrawal under the terms of the plan.

ARRANGEMENTS  WITH  BROKER-DEALERS  AND  OTHERS -- To the  extent  permitted  by applicable law, the Fund's Administrator or Distributor, from time to time, will pay a bonus, to certain dealers whose  representatives have sold or are expected to sell  significant  amounts of the Fund and/or  certain other funds managed by the Fund Administrator. Bonus compensation may include reallowance of the entire sales charge and may also  include,  with  respect to Class A shares,  an amount which  exceeds the entire sales  charge and,  with respect to Class B or Class C shares, an amount which exceeds the maximum commission. The Distributor,  or the
Fund Administrator,  may also provide financial assistance to certain dealers in connection with  conferences,  sales or training  programs for their  employees, seminars  for the  public,  advertising,  sales  campaigns,  and/or  shareholder services and  programs  regarding  one or more of the funds  managed by the Fund
Administrator.  In addition,  the Fund  Administrator or Distributor may sponsor training or education  meetings at various  locations.  In connection  with such meetings it is expected that the Fund Administrator or Distributor would pay the travel,  lodging  and  other  expenses  of  representatives  of the  dealers  in
attendance.   The  Fund  Administrator  or  Distributor  may  also  pay  certain transaction or order  processing  costs incurred by dealers who sell Fund shares through clearing dealers.  Certain of the foregoing arrangements may be financed by payments  to the  Distributor  under a Rule 12b-1  Distribution  Plan.  These arrangements  will not change the price an  investor  will pay for shares or the amount  that the Fund will  receive  from such  sale.  No  compensation  will be
offered  to  the  extent  it  is   prohibited  by  the  laws  of  any  state  or
self-regulatory  agency,  such as the NASD. A dealer to whom  substantially  the entire  sales  charge  of Class A shares  is  reallowed  may be  deemed to be an
"underwriter" under federal securities laws.

The  Distributor  also may pay banks and other  financial  services  firms  that facilitate  transactions  in shares of the Fund for their  clients a transaction fee up to the level of the  payments  made  allowable to dealers for the sale of such shares as described above.

PURCHASES  AT NET ASSET VALUE -- Class A shares of the Fund may be  purchased at
NAV  by  (1)  directors,   officers  and  employees  of  the  Fund,  the  Fund's
Administrator  or  Distributor;  directors,  officers and  employees of Security
Benefit Life Insurance Company and its  subsidiaries;  agents licensed with SBL;
spouses or minor children of any such agents; as well as the following relatives of any such  directors,  officers and employees  (and their  spouses):  spouses, grandparents,  parents, children,  grandchildren,  siblings, nieces and nephews;
(2) any trust, pension,  profit sharing or other benefit plan established by any of the foregoing  corporations for persons described above; (3) retirement plans where  third  party  administrators  of such plans  have  entered  into  certain arrangements with the Distributor or its affiliates  provided that no commission is  paid to  dealers;  and  (4)  officers,  directors,  partners  or  registered representatives  (and their spouses and minor  children) of  broker-dealers  who have a selling  agreement  with the  Distributor.  Such  sales are made upon the written  assurance of the  purchaser  that the  purchase is made for  investment purposes  and that the  securities  will not be  transferred  or  resold  except through redemption or repurchase by or on behalf of the Fund.

Class A shares of the Fund may also be  purchased  at NAV when the  purchase  is made on the recommendation of (i) a registered  investment  adviser,  trustee or financial  intermediary who has authority to make investment decisions on behalf
of  the  investor;   or  (ii)  a  certified   financial  planner  or  registered
broker-dealer  who either  charges  periodic fees to its customers for financial planning,  investment  advisory or asset management  services,  or provides such services in connection with the establishment of an investment account for which a comprehensive  "wrap fee" is imposed.  The Distributor must be notified when a purchase is made that qualifies under this provision.

PURCHASES  FOR   EMPLOYER-SPONSORED   RETIREMENT  PLANS  --  Security  Financial
Resources,  Inc.,  an  affiliated  company  of  the  Distributor,   offers  plan
recordkeeping  services on a fee basis to  employer-sponsored  retirement plans.
Employer-sponsored  retirement  plans that have  entered  into an  agreement  to receive such services from Security Financial Resources, Inc. may purchase Class
A shares of Capital Preservation Fund at NAV under certain  circumstances.  Such plans would first  purchase  Class C shares of the Fund for an initial period of time that would vary with the size of the plan,  amount of assets  flowing  into the plan and level of service provided by the dealer.  After that initial period of time has elapsed,  the plan would exchange at NAV existing Class C shares for
Class A shares of Capital  Preservation  Fund, and new purchases under the plans would be made in Class A shares at NAV.

The  schedule  below sets forth the amount of time that  retirement  plan assets would  remain  invested  in Class C shares  before  they would be  eligible  for exchange to Class A shares of Capital Preservation Fund. The schedule below also sets forth the  commissions  paid to dealers  in  connection  with sales of Fund shares with respect to such retirement plans,  which  commissions  replace those normally paid in connection with sales of Class C shares.

================================================================================
                             NUMBER OF YEARS    COMMISSION BY YEAR OF PURCHASE*
                               INVESTED IN      --------------------------------
   ELIGIBLE PLANS             CLASS C SHARES    1        2      3      4      5+
--------------------------------------------------------------------------------
Less than $1.5 mil. in
assets or $400,000 in flow       8 years        5%       4%     3%     2%     1%
--------------------------------------------------------------------------------
Less than $1.5 mil. in
assets or $400,000 in flow       8 years        6%       4%     2%     1%     1%
--------------------------------------------------------------------------------
Less than $5 mil. in
assets or $1 mil. in flow        6 years        4%       3%     2%     1%     1%
--------------------------------------------------------------------------------
Less than $5 mil. in
assets or $1 mil. in flow        5 years        3%       2%     1%     1%     1%
--------------------------------------------------------------------------------
Less than $10 mil. in
assets or $2 mil. in flow        3 years        2%       1%     1%     1%     1%
--------------------------------------------------------------------------------
Less than $10 mil. in
assets or $2 mil. in flow       0 years**       1%++     1%     1%     1%     1%
--------------------------------------------------------------------------------
 *The commission is a percentage of the amount invested. The year of purchase is measured  from  the  date  of the  plan's  initial  investment  in  the  Fund.
  Notwithstanding  the  foregoing  schedule,  if 50% or more of the plan  assets allocated to the Fund is redeemed within the four-year period beginning on the date of the  plan's  initial  investment  in the  Fund,  the  commission  will immediately drop to 1% for all subsequent purchases.

**Amounts  will be  invested  in Class A shares at NAV.  ++Certain  dealers  may receive 1.25% in year 1.
================================================================================

The Distributor may also enter into  arrangements with dealers whereby it agrees to "annualize" the first-year  commission expected to be paid on the purchase of
Fund shares by  retirement  plans  receiving  plan  recordkeeping  services from
Security Financial Resources,  Inc. Such arrangements will typically provide for an up-front  payment by the Distributor to the dealer of a specified  percentage of the first-year's expected commissions attributable to a particular retirement plan.

In some circumstances,  a retirement plan that was not previously receiving plan recordkeeping services from Security Financial Resources,  Inc. may transfer its assets  in  an  arrangement  where  it  does  receive  such  services.  In  such
circumstances,   the  Distributor  may  pay  the  dealer  a  commission  on  the transferred assets that is different from the commission  otherwise set forth in the table above, but typically not in excess of 1.25% of the transferred amount.

In addition to the commissions  set forth above,  dealers will receive a service fee payable beginning in the 13th month following the plan's initial investment.
The  Distributor  pays  service  fees  quarterly,  in an  amount  equal to 0.25%
annually  of the  average  daily  NAV of  Class  C  shares  sold by  dealers  in
connection  with  such   employer-sponsored   retirement   plans  and  remaining
outstanding on the books of Capital Preservation Fund.

OTHER DISTRIBUTION OR SERVICE ARRANGEMENTS

The Distributor or its affiliates,  out of its own resources and not out of Fund assets (i.e., without additional cost to the Fund or its shareholders), may also provide additional cash payments or non-cash  compensation to some, but not all, broker/dealers and other financial intermediaries who sell shares of the Fund or render investor services to Fund shareholders  (directly or indirectly via sales of variable insurance  contracts or the provision of services in connection with retirement  plans).  Such payments and compensation are in addition to any sales charges paid by  investors or Rule 12b-1 plan fees,  service fees and other fees paid,  directly or indirectly,  by the Fund to such brokers and other  financial intermediaries.  These  arrangements  are  sometimes  referred  to  as  "revenue sharing"  arrangements.  Revenue  sharing  arrangements  are not financed by the
Fund, and thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses  sections of the Fund's prospectuses,  and  they do not  change  the  price  paid by  investors  for the purchase  of the  Fund's  shares or the  amount  received  by a  shareholder  as proceeds from the redemption of Fund shares.

Such  additional  cash  payments  may be made to  brokers  and  other  financial intermediaries  that  provide  services to the Fund and/or  shareholders  in the
Fund, including (without limitation)  shareholder  servicing,  marketing support
and/or  access  to  sales  meetings,   sales   representatives   and  management
representatives of the broker or other financial intermediary. Cash compensation may also be paid to brokers and other financial  intermediaries for inclusion of the Fund on a sales list,  including a preferred or select sales list,  in other sales programs,  or as an expense  reimbursement  or compensation in cases where
the  broker  or  other  financial   intermediary   provides   services  to  Fund
shareholders.  To the extent  permitted by applicable  law, the  Distributor and other  parties  may pay or  allow  other  incentives  and  compensation  to such financial intermediaries. The Distributor generally assesses the advisability of continuing to make these payments periodically.

These  payments  may take a variety  of forms,  including  (without  limitation)
compensation for sales,  "trail" fees for shareholder  servicing and maintenance of investor accounts,  and finder's fees [that may vary depending on the Fund or share class and the dollar amount of shares sold] Revenue  sharing  payments may be  structured:  (i) as a percentage  of net sales;  (ii) as a percentage of net assets; and/or (iii) as a fixed dollar-amount.

As of the date of this Statement of Additional Information,  the Distributor has
revenue sharing arrangements with the following financial intermediaries.

========================================================================================
                                                        PAYMENTS
                                                       DURING LAST
BROKER-DEALER NAME            BASIS OF PAYMENT         FISCAL YEAR     AFFECTED FUNDS
----------------------------------------------------------------------------------------
Brecek & Young                 0.50% of sales          $237,278.98     All funds in the
Advisors, Inc.                                                         Security Funds
(wholly-owned                                                          Complex except
subsidiary of                                                          Security Cash
Security Benefit                                                       Fund and SBL Fund
Corporation and
an affiliate of
the Distributor)
----------------------------------------------------------------------------------------
CUSO Financial                 0.10% of sales            15,608.60     All funds in the
Services, L.P.                                                         Security Funds
                                                                       Complex except
                                                                       Security Cash
                                                                       Fund and SBL Fund
----------------------------------------------------------------------------------------
Investment Advisors &          0.10% of sales            19,215.00     All funds in the
Consultants, Inc.                                                      Security Funds
                                                                       Complex except
                                                                       Security Cash
                                                                       Fund and SBL Fund
----------------------------------------------------------------------------------------
Legend Equities           For calendar year, 0.10%      141,211.11     All funds in the
Corporation               of sales if less than                        Security Funds
                          $10 million; 0.15% of                        Complex except
                          sales if $10 million or                      Security Cash
                          more but less than $30                       Fund and SBL Fund
                          million; and 0.25% of
                          sales if $30 million
                          or more; plus 0.05% of
                          assets
----------------------------------------------------------------------------------------
Lincoln Investment             0.25% of sales           142,203.00     All funds in the
Planning, Inc.                                                         Security Funds
                                                                       Complex except
                                                                       Security Cash
                                                                       Fund and SBL Fund
----------------------------------------------------------------------------------------
Ohio Savings                   0.10% of sales            13,218.82     All funds in the
Securities, Inc.*                                                      Security Funds
                                                                       Complex except
                                                                       Security Cash
                                                                       Fund and SBL Fund
----------------------------------------------------------------------------------------
PlanMember Securities     In lieu of standard              Not         All funds in the
Corporation               commissions, 0.25% of        applicable      Security Funds
                          net sales under mutual        for 2004       Complex except
                          fund wrap program (Class                     SBL Fund
                          A shares at NAV) during
                          each calendar quarter
                          beginning in 2005. Also
                          receive 12b-1 fees if
                          available.

                          In lieu of standard
                          commissions, one-time
                          commission of 1.33% of
                          Class A shares trans-
                          ferred to funds in
                          2003 under PlanMember's
                          Advantage Program.
----------------------------------------------------------------------------------------
Trustmark                      0.10% of sales             1,202.70     All funds in the
Securities, Inc.*                                                      Security Funds
                                                                       Complex except
                                                                       Security Cash
                                                                       Fund and SBL Fund
----------------------------------------------------------------------------------------
Vision                         0.10% of sales             6,870.96     All funds in the
                                                                       Security Funds
                                                                       Complex except
                                                                       Security Cash
                                                                       Fund and SBL Fund
----------------------------------------------------------------------------------------
VSR Financial             For calendar year, 0.00%       27,039.02     All funds in the
Services, Inc.            of sales is less than                        Security Funds
                          $5 million; 0.10% of                         Complex except
                          sales if $5 million or                       Security Cash
                          more but less than $15                       Fund and SBL Fund
                          million; 0.12% of sales
                          if $15 million or more
                          but less than $25
                          million; and 0.15% of
                          sales if $25 million or
                          more
========================================================================================

The Distributor may enter into revenue sharing arrangements with other financial intermediaries,  and may modify existing revenue sharing  arrangements  with the intermediaries indicated above.

In  addition,  while the  Distributor  typically  pays most of the sales  charge
applicable  to  the  sale  of  fund  shares  to  brokers  and  other   financial
intermediaries  through  which  purchases  are made,  the  Distributor  may,  on occasion, pay the entire sales charge.

From time to time,  the  Distributor  and its  affiliates  may also pay non-cash compensation to brokers and other financial  intermediaries  in the form of, for
example:   (i)  occasional  gifts;  (ii)  occasional  meals,  tickets  or  other entertainment;  and/or (iii) sponsorship support of regional or national events.
For  example,  representatives  of  the  Distributor  visit  brokers  and  other financial  intermediaries  on a regular basis to educate them about the Fund and to encourage  the sale of Fund shares to their  clients.  The costs and expenses associated  with these  efforts  may include  travel,  lodging,  sponsorship  at educational  seminars  and  conferences,  entertainment  and meals to the extent permitted by law.

The  compensation  or  reimbursement  received  by brokers  and other  financial intermediaries through sales charges, fees payable from the Fund, and/or revenue sharing arrangements for selling shares of the Fund may be more or less than the overall  compensation  or  reimbursement  on similar or other  products  and may influence your broker or other  financial  intermediary to present and recommend the  Fund  over  other  investment  options  available  in the  marketplace.  In addition,  depending on the  arrangements in place at any particular  time, your broker  or other  financial  intermediary  may have a  financial  incentive  for recommending a particular class of Fund shares over other share classes.

Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other  financial  intermediaries,  and  should so  inquire  if they  would  like additional  information.  A  shareholder  may ask  his/her  broker or  financial intermediary how he/she will be compensated for investments made in the Funds.

Although  a Fund may use  financial  firms  that  sell  Fund  shares  to  effect transactions for the Fund's  portfolio,  the Fund, and SMC will not consider the sale of Fund shares as a factor when  choosing  financial  firms to effect those transactions.

HOW TO REDEEM SHARES

Shareholders  may turn in their shares  directly to the Fund  Administrator  for redemption  at NAV (which  may be more or less than the  investor's  cost).  The redemption price will be the NAV next determined after the time when such shares are  tendered for  redemption  less any  applicable  contingent  deferred  sales charge. Shares may be redeemed in cash or in-kind. (See "Valuation of Assets")

Shares  will be redeemed on request of the  shareholder  in proper  order to the
Fund Administrator, which serves as the Funds' transfer agent. A request is made in proper order by submitting the following items to the Fund Administrator: (1)
a written request for redemption  signed by all registered owners exactly as the account is registered,  including  fiduciary  titles, if any, and specifying the account  number and the dollar amount or number of shares to be redeemed;  (2) a guarantee of all signatures on the written  request or on the share  certificate or accompanying  stock power; (3) any share  certificates  issued for any of the shares to be redeemed; and (4) any additional documents which may be required by the Fund  Administrator  for redemption by corporations or other  organizations, executors, administrators, trustees, custodians or the like. Transfers of shares are subject to the same requirements.  A signature guarantee is not required for redemptions of $25,000 or less,  requested by and payable to all shareholders of record  for an  account,  to be sent to the  address of  record.  The  signature guarantee must be provided by an eligible guarantor institution, such as a bank, broker, credit union,  national securities exchange or savings association.  The
Fund Administrator reserves the right to reject any signature guarantee pursuant to its written  procedures which may be revised in the future. To avoid delay in redemption or transfer,  shareholders  having  questions should contact the Fund
Administrator.

The Articles of  Incorporation of Security Income Fund provide that the Board of
Directors, without the vote or consent of the shareholders,  may adopt a plan to redeem at NAV all shares in any  shareholder  account in which there has been no investment  (other than the  reinvestment  of income  dividends or capital gains distributions)  for the last six  months  and in which  there are fewer  than 50 shares  or such  fewer  number of  shares  as may be  specified  by the Board of
Directors.  Any plan of involuntary redemption adopted by the Board of Directors shall provide that the plan is in the economic best  interests of the Fund or is
necessary  to  reduce   disproportionately   burdensome  expenses  in  servicing
shareholder  accounts.  Such plan shall further  provide that prior notice of at least six months shall be given to a shareholder before involuntary  redemption, and that the  shareholder  will  have at least six  months  from the date of the notice to avoid  redemption  by  increasing  his or her  account to at least the minimum number of shares  established in the Articles of Incorporation,  or such fewer shares as are specified in the plan.

When  investing  in the Fund,  shareholders  are  required to furnish  their tax identification  number  and  to  state  whether  or  not  they  are  subject  to withholding  for prior  underreporting,  certified under penalties of perjury as prescribed by the Internal  Revenue  Code.  To the extent  permitted by law, the redemption proceeds of shareholders who fail to furnish this information will be reduced by $50 to  reimburse  for the IRS penalty  imposed for failure to report the tax identification number on information reports.

Payment of the amount due on  redemption,  less any  applicable  deferred  sales charge will be made  within  seven days after  tender,  except that the Fund may suspend the right of  redemption  during any period when trading on the New York
Stock Exchange is restricted by the  Securities and Exchange  Commission or such
Exchange is closed for other than  weekends or  holidays,  or any  emergency  is deemed to exist by the  Securities  and Exchange  Commission.  When a redemption request is received,  the  redemption  proceeds are deposited  into a redemption account  established by the Distributor and the Distributor sends a check in the amount of redemption proceeds to the shareholder. The Distributor earns interest on the amounts maintained in the redemption account. Conversely, the Distributor causes  payments  to be made to the Fund in the case of orders for  purchase  of
Fund shares before it actually receives federal funds.

In addition to the foregoing redemption  procedure,  the Fund repurchases shares from  broker-dealers  at the price determined as of the close of business on the day such offer is confirmed.  The Distributor has been authorized,  as agent, to make such repurchases for the Fund's account. Dealers may charge a commission on the repurchase of shares.

The repurchase or redemption of shares held in a  tax-qualified  retirement plan must be  effected  through the trustee of the plan and may result in adverse tax consequences.

At various times the Fund may be requested to redeem shares for which it has not yet  received  good  payment.  Accordingly,  the Fund may delay the mailing of a redemption  check  until such time as it has assured  itself  that good  payment
(e.g.,  cash or  certified  check on a U.S.  bank)  has been  collected  for the purchase of such shares.

INVESTMENT MANAGER

Security Management Company, LLC, One Security Benefit Place, Topeka, Kansas, as
served as investment  adviser to Capital  Preservation  Fund since July 1, 2005.
SMC also serves as Investment  Manager to the  Diversified  Income Series,  High
Yield Series,  and Income Opportunity  Series,  each a series of Security Income
Fund.

The current investment advisory agreement  ("Investment  Advisory Contract") for the Capital Preservation Fund is dated July 1, 2005. The Investment Manager also acts as investment  adviser to Security  Equity Fund,  Security  Large Cap Value
Fund,  Security Mid Cap Growth Fund, Security Municipal bond Fund, Security Cash
Fund and SBL  Fund.  The  Investment  Manager  is a  limited  liability  company controlled by its members,  SBL and Security Benefit Corporation ("SBC"). SBC is
incorporated  under the laws of Kansas and is wholly-owned  by Security  Benefit
Mutual Holding Company, One Security Benefit Place,  Topeka,  Kansas 66636-0001.
SBL, a stock life insurance company incorporated under the laws of Kansas and is
wholly-owned  by  SBC.  Security  Benefit  Mutual  Holding  Company,   which  is
controlled  by SBL  policyholders.  SBC  together  with  its  subsidiaries,  has approximately $16.4 billion of assets under management.

Pursuant to the Investment  Advisory Contract,  the Investment Manager furnishes investment advisory,  statistical and research services to the Fund,  supervises and  arranges for the  purchase  and sale of  securities  on behalf of the Fund, provides  for the  maintenance  and  compilation  of records  pertaining  to the investment advisory functions, and also makes certain guarantees with respect to the Fund's annual expenses. The Investment Manager guarantees that the aggregate annual  expenses of the Fund (including for any fiscal year, the management fee, but excluding interest, taxes, brokerage commissions, extraordinary expenses and
Class B and Class C  distribution  fees)  shall not exceed the level of expenses which  the  Fund is  permitted  to  bear  under  the  most  restrictive  expense limitation  imposed by any state in which  shares of the Fund is then  qualified for sale and shall not  exceed  1.50% of the Fund's  average  net assets for the year. (The Investment  Manager is not aware of any state that currently  imposes limits  on the level of mutual  fund  expenses.)  The  Investment  Manager  will contribute  such funds or waive such  portion  of its  management  fee as may be necessary to insure that the aggregate  expenses of the Fund does not exceed the guaranteed maximum.

For services provided to the Fund, the Investment Manager is entitled to receive compensation on an annual basis equal to 0.35% of the average daily net assets.

The Fund will pay all of its expenses not assumed by the  Investment  Manager or the  Distributor  including  organization  expenses;  directors'  fees; fees and expenses of custodian; taxes and governmental fees; interest charges; membership dues; brokerage commissions; reports; proxy statements; costs of shareholder and other  meetings;  any  distribution  fees;  and legal,  auditing and  accounting expenses.  The Fund will also pay for the  preparation  and  distribution of the
Prospectus  to  its  shareholders  and  all  expenses  in  connection  with  its registration  under  federal  and  state  securities  laws.  The  Fund  will pay nonrecurring expenses as may arise, including litigation affecting it.

The Investment  Advisory Contract between the Investment Manager and the Fund is renewable  annually by the Fund's  Board of Directors or by a vote of a majority of a Fund's  outstanding  securities  and, in either event, by a majority of the board who are not  parties to the  contract  or  interested  persons of any such party.  The contract  provides that it may be terminated  without penalty at any time by either party on 60 days' notice and is  automatically  terminated in the event of assignment.

Pursuant to a Fund Accounting and  Administration  Agreement with the Fund dated as of July 1, 2005, the Investment Manager also acts as the administrative agent for the Fund and as such performs administrative  functions and the bookkeeping, accounting  and  pricing  functions  for  the  Fund.  For  these  services,  the
Investment  Manager receives,  on an annual basis, a fee of 0.09% of the average daily net  assets of the Fund,  or if  greater,  $25,000,  calculated  daily and payable monthly.

Pursuant to a Transfer  Agency  Agreement with the Fund also dated July 1, 2005, the  Investment  Manager also acts as the transfer  agent for the Fund. As such, the Investment Manager performs all shareholder  servicing functions,  including transferring record ownership,  processing purchase and redemption transactions, answering  inquiries,  mailing  shareholder  communications  and  acting  as the dividend disbursing agent. For these services,  the Investment Manager receives:
(1) an annual  maintenance  fee of $8.00 per  account  ($6.50 per  account  with respect to accounts  which are Matrix Level III pursuant to the NSCC  networking systems and $5 per account with respect to closed  accounts that are  maintained on the transfer agency  system),  (2) a transaction fee of $1.10 per shareholder transaction ($0.60 per transaction for Matrix Level III accounts), and (3) a fee to open an account of $4.00 per new  account.  For purposes of  calculating  the annual  maintenance  fee, the shareholder  transaction and dividend  transaction fee, the Investment Manager is permitted to count as a shareholder,  each person that holds a beneficial interest in the Fund through an omnibus account provided that the Investment  Manager is paying a third party, such as a bank,  insurance company or  third-party  administrator  for  sub-administration,  sub-accounting and/or sub-transfer agency fees for keeping individual shareholder records.

EVALUATION OF INVESTMENT  ADVISORY  CONTRACT BY THE BOARD -- At a meeting of the
Board held on April 15,  2005,  called for the purpose of,  among other  things, voting on approval of the Investment Advisory Contract, the Board, including the
Independent Directors, unanimously approved the Investment Advisory Contract. In reaching this  conclusion,  the Board requested and obtained from the Investment
Manager such information as it deemed reasonably necessary to approve SMC as the investment adviser to the Fund. The Board carefully  evaluated this information, and was advised by legal counsel with respect to its deliberations.

In  approving  the  Investment  Advisory  Contract,  the  Independent  Directors
considered numerous factors,  including,  among others, (1) the nature,  extent, and  quality  of  the  services  to be  provided  by  SMC;  (2)  the  investment performance  of the Fund and SMC;  (3) the costs of the  services to be provided and profits to be realized by SMC and its affiliates from the relationship  with the Fund;  (4) the extent to which  economies  of scale would be realized as the
Fund grows;  and (5) whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board also took into account other considerations that it  believed,  in light of the legal advice  furnished  to the  Independent
Directors by their  independent  legal counsel and the  Directors'  own business judgment,  to be relevant.  The factors considered by the Board in reviewing the
Investment Advisory Contract included, but were not limited to, the following:

THE  NATURE,  EXTENT AND  QUALITY OF THE  SERVICES  TO BE PROVIDED BY SMC TO THE
FUND. The Board placed particular  emphasis on SMC's ability to readily provide, without  interruption,  advisory  services in light of termination of the Fund's wrapper  agreements,  withdrawal from the master-feeder  structure and change in its  investment  objective.  The Board  specifically  noted  that SMC is already investment  manager to the other series offered by the Company and its knowledge of and  experience  with the Company puts it in a unique  position to be able to efficiently implement an investment program for the Fund. In concluding that SMC is able to provide high quality services to the Fund, the Board took note of the strong compliance track record of SMC and other investment  companies advised by it, and determined that SMC is able to provide  investment and related  services that are appropriate in scope and extent in light of the Fund's operations,  the competitive landscape of the investment company business and investor needs;

THE INVESTMENT  PERFORMANCE OF THE FUND.  The Board  determined  that the Fund's performance to date has been acceptable. On the basis of information supplied by
SMC with  respect to the  investment  track  record of other fixed  income funds managed  by SMC,  the Board  concluded  that SMC has the  investment  management capabilities to generate a level of investment  performance  that is appropriate for a  relatively  short  duration  fixed  income  fund that  seeks to  minimize principal  fluctuation,  and is capable of doing so at a lower  level of expense than currently associated with an investment in the Fund;

THE COSTS OF THE  SERVICES TO BE PROVIDED  AND THE PROFITS TO BE REALIZED BY SMC
AND ITS AFFILIATES  FROM THE  RELATIONSHIP  WITH THE FUND.  The Board  concluded that, with respect to the Fund, the level of proposed  investment  advisory fees under the Investment  Advisory  Contract is appropriate in light of the advisory fees and overall  expense  ratios of  comparable  investment  companies  and the anticipated profitability of the relationship between the Fund and SMC (based on
SMC profit projections for the Fund and review of SMC's current  profitability).
On the basis of comparative information provided by Lipper and Morningstar,  the
Board  determined that the advisory fee and overall expense ratio of the Fund is consistent  with  industry  averages,  particularly  with respect to  investment companies of comparable  size.  The Board noted  particularly  that the advisory fee, other related expenses and overall estimated  operating  expenses represent reductions of the corresponding fees currently  associated with an investment in the Fund as part of the master-feeder structure;

THE EXTENT TO WHICH  ECONOMIES  OF SCALE WOULD BE REALIZED AS THE FUND GROWS AND
WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFIT OF THE FUND.
In  considering  the  extent  to which the  management  fees  payable  under the
Investment Advisory Contract reflect economies of scale or will permit economies of scale to be  realized  in the  future,  the  Board  took note of the level of assets  in the  Fund.  The  Board  determined  that the Fund has yet to  achieve meaningful  economies  of scale,  which  therefore  cannot be  reflected  in the advisory fee payable under the Investment Advisory Contract.  While the advisory fee payable under the Investment  Advisory  Contract does not reduce should Fund assets grow  meaningfully,  the Board  determined  that the advisory fee payable under  the  Investment  Advisory  Contract  already  reflects  potential  future economies  of scale  to some  extent  by  virtue  of its  relatively  low  level determined  with  reference to the fee payable  under the Current  Agreement and industry  standards  as  reported  by Lipper and  Morningstar,  as well as SMC's anticipated  profitability.  The  Board  also  noted  that  it  would  have  the opportunity to periodically  re-examine  whether the Fund had achieved economies of scale,  and the  appropriateness  of  advisory  fees  payable to SMC,  in the future; and

OTHER  CONSIDERATIONS.  In approving the  Investment  Advisory  Contract and its submission to Fund  shareholders,  the Board also considered the high quality of
SMC's  portfolio  management  personnel  who  will  manage  the Fund  under  the
Investment   Advisory   Contract,   and  SMC's  overall   portfolio   management
capabilities. The Board determined that SMC has made a substantial commitment to the  recruitment  and  retention of high quality  personnel,  and  maintains the financial and operational resources reasonably necessary to manage the Fund. The
Board  also  favorably  considered  SMC's  entrepreneurial   commitment  to  the
management and success of the Fund,  which could entail a substantial  financial and professional commitment to the successful operation of the Fund.

In  approving  the  Investment  Advisory  Contract,  the  Board,  including  the
Independent  Directors,  did not identify any single factor as  all-important or controlling.  On the basis of considerations  discussed above and other relevant information,  the Board determined that the Investment Advisory Contract is fair and reasonable and in the best interest of the Fund and its shareholders.  Based on all  of the  foregoing,  the  Board,  including  the  Independent  Directors, unanimously  voted to approve the Investment  Advisory Contract and to recommend it to Fund shareholders for their approval.

PREVIOUS  INVESTMENT  MANAGER -- Prior to July 1, 2005,  the Fund  operated as a
"feeder" fund that invested substantially all of its assets in the Portfolio, an investment  company that is managed by Deutsche Asset  Management,  Inc.  ("DeAm
Inc.").  For the fiscal years ended  September 30, 2004,  September 30, 2003 and
September 30, 2002, DeAM, Inc. earned $16,152,288,  $11,339,303, and $3,475,084, respectively,  for compensation of investment  advisory services provided to the
Portfolio.  For the same periods, DeAm, Inc. reimbursed $2,503,417,  $1,492,773, and $752,588, respectively, to the Fund to cover expenses.

PORTFOLIO MANAGERS

STEVEN M. BOWSER is responsible  for the day-to-day  management of the Fund. Mr.
Bowser may also manage  other  registered  investment  companies,  other  pooled investment vehicles and other accounts,  as indicated below. The following table identifies,  as of  December  31,  2004 (i) the number of, and total  assets of, other registered  investment  companies,  other pooled  investment  vehicles and other accounts managed and (ii) the total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

       =================================================================
                                                 NUMBER     TOTAL ASSETS
       -----------------------------------------------------------------
       Other Registered Investment Companies       4        $184 million
       Other Pooled Investment Vehicles            1        $14 million
       Other Accounts                              2        $5.7 billion
       =================================================================

As of December 31, 2004,  Mr.  Bowser  managed two other  registered  investment companies with assets  totaling $17.5 million with respect to which the advisory fee is based on performance.  He manages no other pooled investment  vehicles or other accounts with respect to which the advisory fee is based on performance.

CHRISTOPHER L. PHALEN is responsible for the day-to-day  management of the Fund.
Mr.  Phalen also manages other  registered  investment  companies,  other pooled investment vehicles and other accounts,  as indicated below. The following table identifies,  as of  December  31,  2004 (i) the number of, and total  assets of, other registered  investment  companies,  other pooled  investment  vehicles and other accounts managed and (ii) the total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

       =================================================================
                                                 NUMBER     TOTAL ASSETS
       -----------------------------------------------------------------
       Other Registered Investment Companies       2        $84 million
       Other Pooled Investment Vehicles            1        $5.7 million
       Other Accounts                              1        $5 billion
       =================================================================

As of December 31,  2004,  Mr.  Phalen  managed no other  registered  investment companies,  other pooled  investment  vehicles or other accounts with respect to which the advisory fee is based on performance.

OWNERSHIP OF FUND  SHARES-- As of December 31, 2004,  Mr.  Bowser and Mr. Phalen
owned no Shares of the Fund.

CONFLICTS OF INTEREST -- From time to time,  potential conflicts of interest may arise between a portfolio manager's management of the investments of the Fund on the one hand,  and the  management  of other  registered  investment  companies, pooled investment vehicles and other accounts  (collectively,  "other accounts")
on the other.  The other  accounts might have similar  investment  objectives or strategies  as the Fund,  track the same  indexes the Fund  tracks or  otherwise holds,  purchase,  or sell securities that are eligible to be held, purchased or sold by the Fund.  The other  accounts  might  also  have  different  investment objectives or strategies than the Fund.

ALLOCATION OF LIMITED TIME AND ATTENTION. A portfolio manager who is responsible for  managing  multiple  funds  and/or  accounts  may  devote  unequal  time and attention to the  management of those funds and/or  accounts.  As a result,  the portfolio  manager  may not be able to  formulate  as  complete  a  strategy  or identify equally attractive investment  opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund.  The effects of this potential  conflict may be more pronounced where funds and/or accounts  overseen by a particular  portfolio manager have different investment strategies.

KNOWLEDGE  AND TIMING OF SERIES  TRADES.  A potential  conflict of interest  may arise as a result of the portfolio manager's day-to-day  management of the Fund.
Because of his or her position with the Fund,  the  portfolio  manager knows the
size,   timing  and  possible  market  impact  of  the  Fund's  trades.   It  is
theoretically  possible that the portfolio manager could use this information to the advantage of other accounts they manage and to the possible detriment of the
Fund.

INVESTMENT OPPORTUNITIES. A potential conflict of interest may arise as a result of the portfolio  manager's  management of a number of accounts with  comparable investment  guidelines.  An investment  opportunity may be suitable for both the
Fund  and  other  accounts  managed  by the  portfolio  manager,  but may not be available in sufficient  quantities  for both the Fund and the other accounts to participate  fully.  Similarly,  there  may be  limited  opportunity  to sell an investment  held by the Fund and another  account.  The  Investment  Manager has adopted  policies  and  procedures  reasonably  designed to allocate  investment opportunities on a fair and equitable basis over time.

SELECTION  OF  BROKERS/DEALERS.  Portfolio  managers  may be able to  select  or influence  the  selection  of the brokers  and dealers  that are used to execute securities  transactions  for the funds and/or accounts that they supervise.  In addition  to  executing  trades,  some  brokers and  dealers  provide  portfolio managers  with  brokerage  and research  services (as those terms are defined in
Section 28(e) of the Securities  Exchange Act of 1934),  which may result in the payment  of higher  brokerage  fees than might  otherwise  be  available.  These services may be more  beneficial  to certain  funds or accounts  than to others.
Although the payment of brokerage commissions is subject to the requirement that the  portfolio  manager  determine  in  good  faith  that  the  commissions  are reasonable  in  relation to the value of the  brokerage  and  research  services provided to the fund,  a portfolio  manager's  decision as to the  selection  of brokers and dealers could yield  disproportionate  costs and benefits  among the funds and/or accounts that he or she manages.

PERFORMANCE  FEES. A portfolio  manager may advise certain accounts with respect to which  the  advisory  fee is based  entirely  or  partially  on  performance.
Performance fee arrangements may create a conflict of interest for the portfolio manager in that the manager may have an  incentive  to allocate  the  investment opportunities  that he or she believes might be the most  profitable to accounts with a heavily performance-oriented basis of portfolio manager compensation.

COMPENSATION -- The Investment Manager's portfolio managers are compensated with a combination of three components:

BASE COMPENSATION. A portfolio manager's base compensation is reviewed and fixed annually.  The  Investment  Manager  seeks to maintain base salary ranges at the median salary ranges of its national peer group (banks,  insurance companies and mutual fund companies) by utilizing  national surveys of financial  services and investment  management  markets to identify market  practices  regarding  salary levels to assist in developing  portfolio  manager  compensation and performance expectation benchmarks. Total cash compensation is targeted at the market median using a combination of base compensation and annual incentive plans.

ANNUAL  INCENTIVE.  A  portfolio  manager  may be paid an  annual  discretionary incentive based on short-term corporate performance,  business unit performance, and individual performance. Portfolio managers may also participate in an annual incentive  plan which is  determined  at the  beginning of each calendar year to establish  performance  criteria. A plan may include a variety of individual and group measures that combine quantitative and qualitative criteria.

Generally, portfolio managers incentive plans are based on the complexity of the funds they manage and their  direct  impact on  investment  management  results.
Plans  include a target and maximum  opportunity  level based on a percentage of base  compensation.  Plans vary from  targets of 40% of base  compensation  to a maximum of 125%.

A plan may  include a variety of  individual  and group  measures  that  combine quantitative and qualitative criteria. Factors used in the computation of annual incentive  plans are assigned  weights.  Factors are not required to be weighted equally  for  all  portfolio  managers.  Calculation  of a  portfolio  manager's incentive is formula-driven based on factor weight,  annual incentive target and maximum opportunity levels, and past performance against established performance criteria.  The result is then measured  against the portfolio  manager's  target performance  after  factoring  in  the  manager's  performance  above  threshold performance expectations, his or her maximum opportunity level target percentage and factor  weights.  A significant  portion of the  incentive  bonus awarded is based upon the one-year,  three-year and five-year  pre-tax gross performance of the portfolio  manager's accounts relative to the performance of the appropriate
Lipper peer group.

Also factored into portfolio  managers  compensation is a corporate  performance measure of net income  growth  relative to the  Investment  Manager's  corporate incentive plan. All  participants in the Investment  Manager's  annual incentive plan have at least 20% of their annual incentive tied to corporate  performance.
Further,  business unit measures measure one or more elements of performance for an operating unit, department,  or segment of the company. Business unit measure weights may vary from 5% to 15%, depending the duties of the portfolio manager.

LONG TERM INCENTIVE,  DEFERRED  COMPENSATION  AND PENSION AND RETIREMENT  PLANS.
Portfolio  managers  who are at the vice  president or higher level are eligible for the Investment  Manager's  long-term  incentive,  deferred  compensation and retirement and pension plans.  Under the long-term  incentive  plan,  awards are made based on corporate  performance  over the long-term and are not tied to the performance of individual funds. The deferred  compensation plan allows eligible participants to defer all or a designated  portion of their annual and long-term incentive awards. The Investment  Manager's  retirement and pension plan is open to all eligible  employees and is not specifically  designed or administered for portfolio managers.

DISTRIBUTOR

The  Distributor,  a Kansas  corporation and wholly owned subsidiary of Security
Benefit Group ("SBG), serves as the principal underwriter for shares of the Fund pursuant to a Distribution Agreement. The Distributor acts in such capacity on a best-efforts  basis,  and offers shares of the Fund on a continuous  basis.  The
Distributor  also  acts as  principal  underwriter  for  Security  Income  Fund,
Security  Equity Fund,  Security  Large Cap Value Fund,  Security Mid Cap Growth
Fund,  Security  Municipal  Bond Fund and SBL Fund. The  Distributor  receives a maximum  commission  on sales of Class A shares  of 3.50%  and  allows a maximum discount of 3% from the offering price to authorized  dealers on the Fund shares sold.  The  discount is the same for all  dealers,  but the  Distributor  at its discretion may increase the discount for specific periods. Salespersons employed by dealers may also be licensed to sell  insurance  with Security  Benefit Life.
For the fiscal years ended  September 30, 2002,  2003 and 2004, the  Distributor
(i) received gross underwriting commissions on Class A shares, (ii) retained net underwriting  commissions  on Class A  shares,  and  (iii)  received  contingent deferred  sales  charges  on  redemptions  of Class B and  Class C shares in the amounts set forth in the tables below.

     ======================================================================
                                           2004        2003         2002
     ----------------------------------------------------------------------
     Gross Underwriting Commissions     $249,761     $207,920     $130,018
     Net Underwriting Commissions        160,828       34,442      (26,288)
     Compensation on Redemptions         151,545       94,579       48,219
     ======================================================================

The Distributor,  on behalf of the Fund, may act as a broker in the purchase and sale of  securities,  provided that any such  transactions  and any  commissions shall comply with  requirements of the 1940 Act and all rules and regulations of the SEC. The Distributor has not acted as a broker.

The Fund's  Distribution  Agreement is renewable annually either by its Board of
Directors  or by the vote of a majority  of the Fund's  outstanding  securities, and,  in either  event,  by a majority  of the board who are not  parties to the contract or interested persons of any such party. The contract may be terminated by either party upon 60 days' written notice.

ADMINISTRATOR AND TRANSFER AGENT

Pursuant to a Fund Accounting and Administration  Agreement with Security Income
Fund,  dated  February 1, 2004,  Security  Management  Company,  LLC acts as the administrative agent for the Fund and as such performs administrative  functions and the  bookkeeping,  accounting  and pricing  function for the Fund. For these services,  SMC receives 0.09% of the Fund's average daily net assets, or $25,000 per year, whichever is greater. The fee is calculated daily and payable monthly.

Under a Transfer Agency  Agreement dated February 1, 2004, SMC also performs the transfer  agency  function for the Fund. As such,  SMC performs all  shareholder servicing functions,  mailing shareholder  communications and acting as dividend disbursing agent. For these services, SMC receives the following fees:

1.  Account  Set-Up  Charge - A fee of $4 to open an account  on SMC's  transfer agency system to hold shares of the Fund.

2.  Annual  Maintenance  Charge - An annual per  account  fee of (i) $8 per open account for regular  accounts;  (ii) $6.50 per open  account with respect to accounts  which are Matrix  Level III  pursuant to the  National  Securities
    Clearing Corporation networking systems; and (iii) $5 per account for closed accounts that remain  outstanding  on the  Administrator's  transfer  agency system  (regardless  of whether  such  accounts  are regular or Matrix Level
    III).

3.  Transaction  Charge - A per transaction  charge of (i) $1.10 per transaction for regular  accounts;  and (ii) $0.60 per transaction for accounts that are
    Matrix Level III.

The Fund is also subject to a minimum fee per year of $25,000. In addition,  the
Fund  has  agreed  to  reimburse  SMC  for  expenses  SMC  pays  to  third-party administrators, broker-dealers, banks, insurance companies or other entities for providing  sub-transfer  agency services to beneficial  shareholders in the Fund where such shares are held in an omnibus account.

During the fiscal years ended  September  30,  2004,  September  30,  2003,  and
September  30,  2002,  the  Fund  paid  (under  a  prior  Fund   Accounting  and
Administration  Agreement and Transfer Agency  Agreement with SMC) the following amounts to SMC for the services noted above.

================================================================================
                                                  2004        2003        2002
--------------------------------------------------------------------------------
Administrative service
fees paid to Administrator                      $513,522    $473,982    $305,235
--------------------------------------------------------------------------------
Transfer Agency service
fees paid to Administrator                       505,940     321,862     103,176
--------------------------------------------------------------------------------
Reimbursement of expenses by Administrator           ---         ---         ---
================================================================================

For the fiscal years ended September 30, 2004, September 30, 2003, and September
30, 2002,  Investment Company Capital Corp.  ("ICCC"),  an indirect wholly owned subsidiary of Deutsche  Bank,  N.A., or its  affiliate,  Bankers Trust  Company, earned $1,319,427,  $907,875,  and $266,592,  respectively,  as compensation for administrative and other services provided to the Fund.

Pursuant to a separate  Management  Services  Agreement,  SMC formerly performed certain other  services on behalf of the Fund when it operated as a feeder fund.
Under this Agreement,  SMC provided  feeder fund  management and  administrative services to the Fund which included monitoring the performance of the Portfolio, coordinating the Fund's relationship with the Portfolio,  communicating with the
Fund's Board of Directors and shareholders regarding the Portfolio's performance and the  Fund's  two tier  structure,  and in  general,  assisting  the Board of
Directors of the Fund in all aspects of the  administration and operation of the
Fund. For these services, the Fund paid SMC a fee at the annual rate of 0.05% of its average daily net assets,  calculated  daily and payable  monthly.  Prior to
November 17, 2004, this fee was 0.20% of average daily net assets.

For the fiscal years ended  September 30, 2004 and September 30, 2003,  the fees paid pursuant to the Management  Services Agreement with SMC were $1,098,161 and
$1,053,282, respectively.

CODE OF ETHICS

The Fund, the Investment  Manager,  and the Fund's Distributor have each adopted codes of ethics under rule 17j-1 under the 1940 Act. Board members,  officers of the Fund and employees of the Investment  Manager and  distributor are permitted to make personal securities  transactions,  including transactions in securities that  may be  purchased  or  held  by the  Fund,  subject  to  requirements  and restrictions  set  forth  in the  applicable  Code  of  Ethics.  The  Investment
Manager's  Code of Ethics  contains  provisions  and  requirements  designed  to identify and address certain  conflicts of interest between personal  investment activities  and the interests of the Fund.  Among other things,  the  Investment
Manager's Code of Ethics  prohibits  certain types of transactions  absent prior approval,  imposes time periods  during which personal  transactions  may not be made in certain  securities,  and requires the  submission  of duplicate  broker confirmations  and quarterly  reporting of securities  transactions.  Additional restrictions apply to portfolio managers,  traders, research analysts and others involved  in the  investment  advisory  process.  Exceptions  to these and other provisions  of the  Investment  Manager's  Code  of  Ethics  may be  granted  in particular circumstances after review by appropriate personnel.

PROXY VOTING

The Board of Directors of the Fund has delegated to the  Investment  Manager the final authority and responsibility for voting proxies with respect to the Fund's underlying securities holdings.

The Investment Manager may retain outside consultants for analyses of issues and to act as voting  agent.  General  voting  guidelines  are  followed for routine matters of corporate  governance.  The Investment Manager generally will vote in accordance  with  corporate  management's  recommendations  on  matters  such as
uncontested   director   nominees   unless  such  nominees  have  poor  records,
ratification of accountants,  changing corporate names and similar matters,  and against  management's  recommendations  on matters such as proposals which would reduce the rights or options of shareholders,  reduce the value of shareholders'
investments,  poison pills or  provisions  requiring  supermajority  approval of mergers and other matters that are designed to limit the ability of shareholders to  approve  merger  transactions.  Other  matters,  such  as  finance,  merger, acquisition and restructuring proposals,  shareholder proposals and proposals to ratify or cancel golden or tin  parachutes,  may be evaluated on a  case-by-case basis, and the Investment Manager may vote for or against corporate management's recommendations on such matters.  The Investment Manager will monitor situations that may result in a potential  conflict of interest,  in particular between the
Fund's  shareholders  and the Investment  Manager or any of its affiliates or an affiliate of the Fund. In case of a conflict, the Investment Manager has adopted procedures  to ensure that the vote made is in the best interest of the Fund and its shareholders.

The Fund is  required  to file SEC Form N-PX,  with its  complete  proxy  voting records  for the 12 months  ended June 30, no later than August 31 of each year.
Once filed, the Form will be available  without charge:  (1) from the Fund, upon request by calling 1-800-888-2461; and (2) on the SEC's website at www.sec.gov.

CUSTODIAN

UMB Bank, N.A. 928 Grand Avenue, Kansas City, Missouri 64106 serves as Custodian for the Fund and as such, holds all the Fund's assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Ernst & Young LLP,  200  Clarendon  Street,  Boston,  Massachusetts,
02116,  has  been  selected  by the  Fund to  serve  as the  Fund's  independent registered public accounting firm, and as such, will perform the annual audit of the Fund's financial statements.

ORGANIZATION OF SECURITY INCOME FUND

Security Income Fund was organized as a Kansas corporation on April 20, 1965 and is registered with the SEC as an investment company.  Such registration does not involve supervision by the SEC of the management or policies of the Fund.

The Articles of  Incorporation of Security Income Fund provides for the issuance of shares of common stock in one or more classes or series.

Security  Income Fund has  authorized  the issuance of an  indefinite  number of shares of capital  stock of $1.00 par value and  currently  issues its shares in four series,  Diversified Income Fund, High Yield Fund, Income Opportunity Fund,
and Capital  Preservation  Fund. The shares of each Fund of Security Income Fund represent  a pro rata  beneficial  interest in that Fund's net assets and in the earnings and profits or losses derived from the investment of such assets.

Each series of Security  Income Fund  currently  issues three classes of shares.
Each class of shares participates proportionately, based on its relative NAV, in dividends and distributions  and has equal voting,  liquidation and other rights except that (i) expenses  related to the distribution of each class of shares or other  expenses that the Board of Directors may designate as class expenses from time to time,  are borne  solely by each  class;  (ii) each  class of shares has exclusive voting rights with respect to any  Distribution  Plan adopted for that class; (iii) each class has different exchange  privileges;  and (iv) each class has a different designation. When issued and paid for, the shares of each series of  Security  Income  Fund will be fully paid and  nonassessable.  Shares may be exchanged as described  under  "Exchange  Privilege," in the Prospectus but will have no other preference,  conversion, exchange or preemptive rights. Shares are transferable,  redeemable and assignable and have cumulative  voting  privileges for the election of directors.

On certain matters, such as the election of directors,  all shares of the series of Security  Income Fund vote  together  with each share having one vote.  Under certain  circumstances,  the  shareholders of one series of Security Income Fund could  control  the  outcome  of these  votes.  On  other  matters  affecting  a particular series,  such as the investment  advisory contract or the fundamental policies,  only shares of that series are entitled to vote,  and a majority vote of the shares of that series is required for approval of the proposal.

Security Income Fund does not generally hold annual meetings of shareholders and will do so only when required by law.  Shareholders  may remove  directors  from office by vote cast in person or by proxy at a meeting of  shareholders.  Such a meeting will be called at the written  request of 10% of Security  Income Fund's outstanding shares.

DIVIDENDS AND TAXES

The following  summarizes  certain federal income tax  considerations  generally affecting  the  Fund and its  shareholders.  No  attempt  is made to  present  a detailed  explanation of the tax treatment of the Fund or its shareholders,  and the  discussion  here is not intended as a substitute  for careful tax planning.
The  discussion is based upon present  provisions of the Code,  the  regulations promulgated thereunder, and judicial and administrative ruling authorities,  all of which are subject to change,  which  change may be  retroactive.  Prospective investors  should  consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

The Fund  intends to qualify  annually and to elect to be treated as a regulated investment  company  under the Internal  Revenue  Code of 1986,  as amended (the
"Code").  To qualify as a regulated  investment  company,  the Fund must,  among other  things:  (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains  from  the sale or other  disposition  of  stock,  securities  or  foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies ("Qualifying Income Test"); (ii) diversify its  holdings so that,  at the end of each quarter of the taxable  year,  (a) at least 50% of the market value of the Fund's assets is represented by cash,  cash items, U.S. Government securities,  the securities of other regulated investment companies,  and other  securities,  with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the  value  of the  Fund's  total  assets  and  10% of  the  outstanding  voting securities  of such issuer,  and (b) not more than 25% of the value of its total assets  is  invested  in the  securities  of any one  issuer  (other  than  U.S.
Government   securities  or  the  securities  of  other   regulated   investment
companies),  or of two or more issuers  which the Fund controls (as that term is defined in the relevant  provisions of the Code) and which are  determined to be engaged  in the same or  similar  trades  or  businesses  or  related  trades or businesses;  and  (iii)  distribute  at least  90% of the sum of its  investment company taxable income (which includes, among other items, dividends,  interest, and net short-term  capital gains in excess of any net long-term capital losses)
and its net tax-exempt  interest each taxable year.  The Treasury  Department is authorized to promulgate  regulations  under which foreign  currency gains would constitute  qualifying income for purposes of the Qualifying Income Test only if such gains are  directly  related to  investing  in  securities  (or options and futures with respect to  securities).  To date,  no such  regulations  have been issued.

Assuming that the Fund qualifies as a regulated investment company, it generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net  long-term  capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. The
Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains.

Generally,  regulated  investment  companies,  like the  Fund,  must  distribute amounts  on a timely  basis in  accordance  with a  calendar  year  distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated  investment  company must  distribute  during each calendar year,  (i) at least 98% of its  ordinary  income (not  taking  into  account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month  period  ending on October 31 of the calendar  year,  and (iii) all ordinary  income and capital gains for previous years that were not  distributed during such years.  To avoid  application of the excise tax, the Fund intends to make its  distributions  in  accordance  with  the  calendar  year  distribution requirement.  A distribution,  including an "exempt-interest  dividend," will be treated as paid on  December  31 of the  calendar  year if it is declared by the
Fund in October,  November or December of that year to shareholders of record on a date in such a month  and paid by the Fund  during  January  of the  following calendar year.  Such  distributions  are taxable to shareholders in the calendar year in which the distributions  are declared,  rather than the calendar year in which the distributions are received.

If the Fund were unable to  distribute an amount equal to  substantially  all of its  investment  company  taxable  income (as  determined for U.S. tax purposes)
within  applicable  time  periods,  the Fund would not qualify for the favorable federal income tax treatment afforded regulated investment  companies,  or, even if it did so qualify,  it might become liable for federal taxes on undistributed income.  In  addition,  the  ability of the Fund to obtain  timely and  accurate information  relating to its  investments  is a significant  factor in complying with the  requirements  applicable to regulated  investment  companies in making tax-related  computations.  Thus,  if the Fund was  unable  to  obtain  accurate information  on a timely  basis,  it might be unable to qualify  as a  regulated investment company, or its tax computations might be subject to revisions (which could result in the imposition of taxes, interest and penalties).

Because  Class A shares of the Fund bear  most of the costs of  distribution  of such shares through payment of a front-end sales charge, while Class B and Class
C shares of the Fund bear such costs through a higher distribution fee, expenses attributable  to Class B and Class C shares,  generally  will be higher and as a result,  distributions  paid by the Fund  with  respect  to Class B and  Class C shares  generally  will be lower than those paid with respect to Class A shares.
All dividends and distributions are automatically reinvested on the payable date in shares of the Fund at NAV, as of the record date  (reduced by an amount equal to the amount of the dividend or distribution), unless the investment manager is previously  notified  in  writing  by the  shareholder  that such  dividends  or distributions  are to be received in cash. A  shareholder  may request that such dividends  or  distributions  be directly  deposited to the  shareholder's  bank account.  A shareholder who elected not to reinvest  dividends or  distributions paid with  respect to Class A shares  may,  at any time within 30 days after the payment date, reinvest the dividend check without imposition of a sales charge.

The Fund will not pay  dividends or  distributions  of less than $25 in cash but will automatically reinvest them. Distributions of net investment income and any short-term capital gains are taxable as ordinary income whether received in cash or reinvested in additional shares.  Such dividends generally do not qualify for the dividends-received deduction for corporations.

The  excess of net  long-term  capital  gains  over  short-term  capital  losses realized and distributed by the Fund or reinvested in Fund shares will generally be taxable to  shareholders  as long-term  capital gain.  Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will  be  subject  to  these  capital  gains  rates  regardless  of  how  long a shareholder  has held Fund  shares.  Advice as to the tax status of each  year's dividends and distributions will be mailed annually.

Current  tax law  generally  provides  for a  maximum  tax rate  for  individual taxpayers of 15% on long-term capital gains and on certain  qualifying  dividend income.  The rate  reductions do not apply to corporate  taxpayers or to foreign shareholders. The Fund will be able to separately designate distributions of any qualifying  long-term  capital gains or qualifying  dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding  period with respect to any  distributions of  qualifying  dividends  in order to obtain  the  benefit  of the lower  rate.
Distributions  from  income  derived  from  interest  on bonds  and  other  debt instruments  will not generally  qualify for the lower rates.  Further,  because many companies in which the Fund invests do not pay significant dividends on its stock, the Fund may not derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.

Upon redemption, sale or exchange of Fund shares, shareholders will realize gain or loss depending  upon the  shareholders'  basis in their shares.  Such gain or loss  will be  capital  gain or loss if the  shares  are  capital  assets in the shareholder's  hands,  and will be taxable to shareholders as long-term  capital gains if the  shares had been held for more than one year at the time of sale or redemption.  Net  capital  gains on  shares  held for less than one year will be taxable to shareholders at the same rates as ordinary  income.  Investors should be aware that any loss realized upon the sale,  exchange or redemption of shares held for six months or less will be treated as a long-term  capital  loss to the extent of any  distribution of long-term  capital gain to the  shareholder  with respect to such shares.  In addition,  any loss realized on a sale,  exchange or redemption of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days, beginning 30 days before and ending 30 days after the date the shares are disposed of, such as pursuant to the  reinvestment of dividends. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under  certain  circumstances,  the sales charge  incurred in acquiring  Class A shares of the Fund may not be taken into account in determining the gain or loss on the  disposition  of those shares.  This rule applies in  circumstances  when shares  of the Fund are  exchanged  within  90 days  after  the date  they  were purchased and new shares in a regulated  investment company are acquired without a sales  charge or at a reduced  sales  charge.  In that case,  the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares  exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge  initially.  Instead,  the portion of the sales charge  affected  by this rule  will be  treated  as an amount  paid for the new shares.

The fund generally will be required to withhold  federal income tax at a rate of
28%  ("backup  withholding")  from  dividends  paid (other than  exempt-interest dividends),  capital gain distributions and redemption  proceeds to shareholders
if  (1)  the  shareholder   fails  to  furnish  the  applicable  Fund  with  the
shareholder's correct taxpayer  identification number or social security number;
(2) the IRS notifies the shareholder or the applicable Fund that the shareholder has failed to report  properly  certain  interest and dividend income to the IRS and to respond to notices to that  effect;  or (3) when  required  to do so, the shareholder  fails  to  certify  that  he  or  she  is  not  subject  to  backup withholding.  Any amounts  withheld  may be credited  against the  shareholder's federal income tax liability.

A purchase of shares shortly before payment of a dividend or distribution  would be  disadvantageous  because the dividend or distribution to the purchaser would have the effect of reducing the per share NAV of his or her shares by the amount of the  dividends  or  distributions.  In  addition  all or a  portion  of  such dividends or distributions,  although in effect a return of capital, are subject to taxes, which may be at ordinary income tax rates.

OPTIONS,  FUTURES AND FORWARD  CONTRACTS AND SWAP AGREEMENTS -- Certain options, futures  contracts,  and forward  contracts  in which the Fund may invest may be
"Section 1256  contracts."  Gains or losses on Section 1256 contracts  generally are  considered  60%  long-term  and 40%  short-term  capital  gains or  losses;
however,  foreign  currency  gains or losses  arising from certain  Section 1256 contracts  may be  treated  as  ordinary  income  or loss.  Also,  Section  1256 contracts held by the Fund at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

Generally,  the  hedging  transactions  undertaken  by the  Fund may  result  in
"straddles" for U.S. federal income tax purposes.  The straddle rules may affect the  character of gains (or losses)  realized by the Fund.  In addition,  losses realized by the Fund on  positions  that are part of a straddle  may be deferred under the straddle  rules,  rather than being taken into account in  calculating the  taxable  income for the  taxable  year in which such  losses are  realized.
Certain carrying charges (including  interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted  currently.
Because  only a few  regulations  implementing  the  straddle  rules  have  been promulgated,  the tax consequences of transactions in options,  futures, forward contracts,  swap  agreements and other  financial  contracts to the Fund are not entirely clear. The  transactions may increase the amount of short-term  capital gain realized by the Fund which is taxed as ordinary income when  distributed to shareholders.

The Fund may make one or more of the  elections  available  under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character  and timing of the  recognition  of gains or losses from the  affected straddle  positions  will be determined  under rules that vary  according to the election(s)  made.  The rules  applicable  under  certain of the  elections  may operate to  accelerate  the  recognition  of gains or losses  from the  affected straddle positions.

Because  application  of the straddle rules may affect the character of gains or losses,  defer losses and/or  accelerate the recognition of gains or losses from the  affected  straddle  positions,  the  amount  which must be  distributed  to shareholders,  and which will be taxed to  shareholders  as  ordinary  income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Because only a few regulations  regarding the treatment of swap agreements,  and related caps, floors and collars, have been implemented, the tax consequences of such  transactions  are not entirely clear. The Fund intends to account for such transactions  in a  manner  deemed  by it to be  appropriate,  but the  Internal
Revenue Service might not necessarily accept such treatment.  If it did not, the status of the Fund as a regulated investment company might be affected.

The  requirements   applicable  to  the  Fund's  qualification  as  a  regulated investment company may limit the extent to which the Fund will be able to engage
in  transactions  in  options,  futures  contracts,   forward  contracts,   swap
agreements and other financial contracts.

Certain hedging  activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a "qualifying dividend," to instead be taxed as the rate of tax applicable to ordinary income.

MARKET  DISCOUNT -- If the Fund  purchases a debt security at a price lower than the  stated  redemption  price of such debt  security,  the excess of the stated
redemption price over the purchase price is "market  discount." If the amount of market  discount  is more than a de minimis  amount,  a portion  of such  market discount  must be included as ordinary  income (not capital gain) by the Fund in each taxable  year in which the Fund owns an interest in such debt  security and receives a principal payment on it. In particular,  the Fund will be required to allocate that principal  payment first to the portion of the market  discount on the debt security  that has accrued but has not  previously  been  includable in income. In general, the amount of market discount that must be included for each period is equal to the  lesser of (i) the  amount  of market  discount  accruing during  such period  (plus any accrued  market  discount  for prior  periods not previously taken into account) or (ii) the amount of the principal  payment with respect to such period. Generally,  market discount accrues on a daily basis for each day the debt  security is held by the Fund at a constant rate over the time remaining to the debt security's  maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual  compounding of interest.  Gain realized on the disposition of a market  discount  obligation must be recognized as ordinary  interest income (not capital gain) to the extent of the "accrued market discount."

ORIGINAL ISSUE DISCOUNT -- Certain debt  securities  acquired by the Fund may be treated as debt  securities  that were  originally  issued at a  discount.  Very generally,  original  issue  discount is defined as the  difference  between the price  at  which a  security  was  issued  and its  stated  redemption  price at maturity.  Although  no cash  income on account  of such  discount  is  actually received by the Fund, original issue discount that accrues on a debt security in a given year  generally  is treated for federal  income tax purposes as interest and,  therefore,  such income would be subject to the distribution  requirements applicable to regulated investment companies.

Some debt securities may be purchased by the Fund at a discount that exceeds the original  issue  discount  on such  debt  securities,  if any.  This  additional discount represents market discount for federal income tax purposes (see above).

CONSTRUCTIVE  SALES -- Under certain  circumstances  the Fund may recognize gain from a constructive sale of an "appreciated  financial  position" it holds if it
enters  into  a  short  sale,   forward  contract  or  other   transaction  that
substantially reduces the risk of loss with respect to the appreciated position.
In that  event,  the Fund  would be  treated  as if it had sold and  immediately repurchased  the property and would be taxed on any gain (but not loss) from the constructive  sale. The character of gain from a constructive  sale would depend upon the Fund's  holding period in the property.  Loss from a constructive  sale would be  recognized  when the  property was  subsequently  disposed of, and its character  would  depend on the Fund's  holding  period and the  application  of various loss deferral  provisions of the Code.  Constructive sale treatment does not apply to  transactions  if such  transaction is closed before the end of the
30th day after  the  close of the  Fund's  taxable  year and the Fund  holds the appreciated  financial position  throughout the 60-day period beginning with the day such transaction was closed, if certain conditions are met.

FOREIGN  TAXATION -- Income  received by the Fund from sources  within a foreign country may be subject to  withholding  and other taxes imposed by that country.
Tax conventions  between certain  countries and the U.S. may reduce or eliminate such taxes.  The payment of such taxes will reduce the amount of  dividends  and distributions paid to the Fund's shareholders.

Furthermore,  the amount of the  foreign  tax credit  that is  available  may be limited to the extent that dividends from a foreign  corporation qualify for the lower tax rate on "qualifying dividends."

NEW TAX LEGISLATION -- Pursuant to recently passed tax legislation,  a regulated investment company (a "RIC") such as the Fund that earns certain interest income that  would not be subject to U.S.  tax if earned by a foreign  person  directly will be permitted, to the extent of such income, to designate a dividend it pays as derived from such interest  income.  A foreign person who is a shareholder in the RIC  generally  will treat such a dividend as exempt from  gross-basis  U.S.
tax, as if the foreign person had earned the interest directly.

Similarly,  a RIC that earns an excess of net short-term  capital gains over net long-term  capital  losses,  which  excess  would not be subject to U.S.  tax if earned  by a foreign  person,  generally  may,  to the  extent  of such  excess, designate a dividend it pays as derived from such excess.  A foreign  person who is a shareholder  in the RIC generally will treat such a dividend as exempt from gross-basis U.S. tax, as if the foreign person had realized the excess directly.

The new law also provides  that the estate of a foreign  decedent is exempt from
U.S.  estate tax on a transfer  of stock in the RIC in the  proportion  that the assets held by the RIC are debt  obligations,  deposits,  or other property that will generally be treated as situated outside the United States if held directly by the estate.

The new law generally applies to dividends with respect to taxable years of RICs beginning  after December 31, 2004 and before  January 1, 2008.  With respect to the treatment of a RIC for estate tax  purposes,  the new law applies to estates of decedents dying after December 31, 2004 and before January 1, 2008.

OTHER TAXES -- The foregoing discussion is general in nature and is not intended to provide an exhaustive  presentation  of the tax  consequences of investing in the Fund.  Distributions  may also be subject  to  additional  state,  local and foreign taxes, depending on each shareholder's  particular situation.  Depending upon  the  nature  and  extent  of the  Fund's  contacts  with a state  or local jurisdiction, the Fund may be subject to the tax laws of such jurisdiction if it is regarded  under  applicable  law as doing  business  in, or as having  income derived from, the  jurisdiction.  Shareholders  are advised to consult their own tax  advisers  with respect to the  particular  tax  consequences  to them of an investment in the Fund.

ALLOCATION OF PORTFOLIO BROKERAGE

Transactions in portfolio  securities shall be effected in such manner as deemed to be in the best  interest  of each  respective  Fund.  In  reaching a judgment relative  to the  qualifications  of a  broker  or  dealer  to  obtain  the best execution of a particular  transaction,  all relevant factors and  circumstances will be taken into account by the Investment Manager, including consideration of the overall  reasonableness of commissions paid to a broker,  the firm's general execution and operational capabilities,  its responsiveness (which includes such things as the willingness of the broker to commit capital and how  accommodative the brokers  representatives  are), and its reliability and financial condition.
The  Fund  does  not  anticipate  that it will  incur a  significant  amount  of brokerage  commissions because fixed income securities are generally traded on a
"net" basis--that is, in principal amount without the addition or deduction of a stated brokerage commission, although the net price usually includes a profit to the dealer. The Fund will deal directly with the selling or purchasing principal without  incurring  charges for the services of a broker on its behalf unless it is determined  that a better price or execution may be obtained by utilizing the services  of a  broker.  The Fund  also may  purchase  portfolio  securities  in underwritings  where the price  includes  a fixed  underwriter's  concession  or discount.  Money market instruments may be purchased directly from the issuer at no commission or discount.

Portfolio  transactions  that  require a broker may be  directed  to brokers who furnish investment  information or research services to the Investment  Manager.
Such investment information and research services include advice as to the value
of  securities,   the  advisability  of  investing  in,  purchasing  or  selling securities  and the  availability  of  securities  and  purchasers or sellers of securities,  and furnishing analyses and reports concerning issues,  industries, securities,  economic factors and trends, portfolio strategy, and performance of accounts.  Such investment information and research services may be furnished by brokers in many ways,  including:  (1) on-line data base systems,  the equipment for which is provided by the broker,  that enable  registrant to have  real-time access  to market  information,  including  quotations;  (2)  economic  research services,  such as  publications,  chart  services  and advice  from  economists concerning macroeconomic information;  and (3) analytical investment information concerning  particular  corporations.  If a transaction  is directed to a broker supplying  such  information  or services,  the  transaction  charges  (i.e.,  a commission or a charge that is deemed to be the equivalent of a commission) paid for such transaction may be in excess of the transaction  charges another broker would have charged for effecting that transaction,  provided that the Investment
Manager  shall have  determined in good faith that the  transaction  charges are reasonable  in  relation  to the  value  of the  investment  information  or the
research  services   provided,   viewed  in  terms  of  either  that  particular
transaction  or the overall  responsibilities  of the  Investment  Manager  with respect to all  accounts as to which it  exercises  investment  discretion.  The
Investment  Manager may use all, none, or some of such  information and services in providing  investment advisory services to each of the mutual funds under its management, including the Funds.

In some cases, the computer and other equipment furnished by the broker may have additional  uses that are not related to the  investment  services  and research information.  In such cases,  the Investment  Manager must allocate the value of the computer and other  equipment  into  research and  non-research  categories.
Since  that  portion  allocable  to  research  can be paid from  Fund  brokerage commissions  rather than being paid by the  Investment  Manager,  the Investment
Manager will have a conflict of interest in making the allocation.  Finally, the investment services or research  information  provided to the Investment Manager may be  produced  by  parties  other  than the broker  effecting  the  portfolio transaction.

In addition,  brokerage  transactions may be placed with broker/dealers who sell shares of the Fund managed by the Investment  Manager who may or may not provide investment information and research services.

The Fund may buy  securities  from, or sell  securities  to,  dealers  acting as principals  or market  makers.  Except as noted below,  the  Investment  Manager generally  will not  obtain  investment  information  or  research  services  in connection with such principal  transactions.  The Investment Manager,  however, may obtain  investment  information  or  research  services in  connection  with riskless principal transactions that are reported pursuant to certain NASD rules that ensure  transparency  as to security price and transaction  charges,  or in connection  with  transactions in other markets having  regulations  that ensure comparable  transparency  of  security  prices and  charges.  In  addition,  the
Investment Manager may purchase  investment  information or research services in connection  with  investments in underwritten  fixed price offerings  consistent with the so-called "Papilisky" rules of the NASD.

Securities  held by the  Fund  may  also be held by  other  investment  advisory clients of the Investment  Manager,  including other  investment  companies.  In addition,  the Investment  Manager's parent company,  SBL, may also hold some of the same securities as the Funds. When selecting securities for purchase or sale for a Fund, the Investment Manager may at the same time be purchasing or selling the same  securities  for one or more of such  other  accounts.  Subject  to the
Investment Manager's obligation to seek best execution,  such purchases or sales may be executed  simultaneously or "bunched." It is the policy of the Investment
Manager not to favor one  account  over the other.  Any  purchase or sale orders executed simultaneously (which may also include orders from SBL)are allocated at the average price and as nearly as practicable on a pro rata basis  (transaction costs will also  generally be shared on a pro rata basis) in  proportion  to the amounts  desired to be purchased  or sold by each  account.  In those  instances where it is not  practical  to  allocate  purchase  or sale orders on a pro rata basis,  then the allocation will be made on a rotating or other equitable basis.
While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in the Fund's  transaction,  it is believed that the procedure generally contributes to better overall execution of the  Fund's  portfolio  transactions.  The  Board of  Directors  of the Fund has adopted  guidelines  governing  this procedure and will monitor the procedure to determine  that the  guidelines  are  being  followed  and  that  the  procedure continues  to be in the best  interest  of the Fund and its  shareholders.  With respect to the allocation of initial public offerings  ("IPOs"),  the Investment
Manager may determine not to purchase such  offerings for certain of its clients
(including  investment  company  clients)  due to the  limited  number of shares typically available to the Investment Manager.

For the years ended  September 30, 2002,  September 30, 2003,  and September 30,
2004,  the  Portfolio  paid  brokerage  commissions  in the  amount of  $81,162,
$247,160, and $410,987, respectively.

The Fund is required to  identify  any  securities  of its  "regular  brokers or dealers"  (as such term is defined in the 1940 Act) which the Fund has  acquired during its most recent fiscal year. As of September 30, 2004, the Portfolio held the following securities of its regular brokers or dealers:

           ==========================================================
                                                  VALUE OF SECURITIES
           NAME OF REGULAR BROKER OR                  OWNED AS OF
           DEALER OR PARENT (ISSUER)               SEPTEMBER 30, 2004
           ----------------------------------------------------------
           Citigroup Inc.                             $ 3,364,682
           Bank of America Corp.                      $ 6,822,142
           Nomura Asset Securities Corp.              $ 6,573,931
           Goldman Sachs Group, Inc.                  $ 1,129,300
           Bank One Corp.                             $ 8,502,395
           Wachovia Corp.                             $ 1,629,449
           Credit Suisse First Boston USA, Inc.       $17,402,513
           Morgan Stanley Dean Witter & Co.           $35,062,782
           Suntrust Banks, Inc.                       $ 2,446,740
           Bank of New York, Inc.                     $ 2,303,844
           Toronto Dominion Bank                      $ 1,651,739
           Barclays Bank plc                          $ 1,156,820
           PNC Funding Corp.                          $16,215,632
           First Union National Bank                  $36,993,686
           ==========================================================

PORTFOLIO  TURNOVER -- Portfolio  turnover rate measures the frequency  that the
Fund sells and replaces the value of its  securities  within a given  period.  A
100% annual turnover rate would occur, for example, if all portfolio  securities
(excluding  short-term  obligations) were replaced once in a period of one year, or if 10% of the portfolio  securities  were replaced ten times in one year. The rate of portfolio  turnover of the Fund may exceed that of certain  other mutual funds with the same investment  objectives.  The amount of brokerage commissions and taxes on realized  capital gains to be borne by the shareholders of the Fund tend to increase as the level of portfolio activity increases.

PERFORMANCE INFORMATION

STANDARD PERFORMANCE  INFORMATION -- From time to time, quotations of the Fund's performance may be included in  advertisements,  sales literature or shareholder reports. These performance figures are calculated in the following manner:

YIELD. Yield refers to the income generated by an investment over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond mutual funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

Per SEC regulations, the yield of the Fund (the "SEC yield") shall be calculated on any determination date as follows:

                         2{[(a - b)/(c * d) + 1]^6 - 1}

where a = current income measured over a 30-day period.

      b = Expenses accrued during the same 30-day period.

      c = Average daily number of shares outstanding during the same 30-day period.

      d = Maximum offering price per share on the last day of the period.

The "annual  effective  yield" of the fund is intended  to  represent  one day's investment income expressed as an annualized yield and compounded  annually.  It shall be  expressed  as a  percentage  and  calculated  on each  business day as follows based on the dividend declared for the previous day.

                 [    (previous day's dividend factor)]^365
                 [1 + (------------------------------)]     - 1
                 [    (        NAV per share         )]

Example:  If on March 1, the Fund's dividend factor is 0.00174163 and the Fund's
NAV per share is $10, then the Fund's annual  effective yield for March 2 equals
6.56%.

Performance  information or advertisements may include comparisons of the Fund's investment results to various unmanaged indices or results of other mutual funds or investment or savings vehicles.  From time to time, the Fund's ranking may be quoted from various sources,  such as Lipper  Analytical  Services,  Inc., Value
Line, Inc. and Morningstar, Inc.

Unlike  some bank  deposits  or other  investments  that pay a fixed yield for a stated period of time,  the total return of the Shares will vary  depending upon interest rates,  the current market value of the securities held by the Fund and changes in the expenses of the Shares and the Fund. In addition,  during certain periods for which total return may be provided,  SMC may have voluntarily agreed to waive portions of its fees, or to reimburse certain operating expenses of the
Fund  , on a  month-to-month  basis.  Such  waivers  will  have  the  effect  of increasing  the Fund's net income  (and  therefore  its yield and total  return)
during the period such waivers are in effect.

TOTAL RETURN. Total return is the change in value of an investment in the shares over a given  period,  assuming  reinvestment  of any dividends and capital gain distributions.  A cumulative  total return  reflects actual  performance  over a stated period of time. An average annual total return is a hypothetical  rate of return that, if achieved annually, would have produced the same cumulative total return if performance  had been constant over the entire period.  Average annual total return calculations smooth out variations in performance; they are not the same as actual  year-by-year  results.  Average  annual total  returns  covering periods of less than one year assume that  performance  will remain constant for the rest of the year.

The Fund's  average  annual total return is  calculated  for certain  periods by determining  the average  annual  compounded  rates of return over those periods that would cause an  investment of $1,000 (made at the maximum  public  offering price with all  distributions  reinvested) to reach the value of that investment at the end of the periods. The Fund may also calculate total return figures that represent aggregate performance over a period or year-by-year performance.

PERFORMANCE  RESULTS.  Any performance  information provided for the Fund should not be considered as  representative  of its performance in the future,  because the NAV and  public  offering  price of Shares  will vary  based not only on the type,  quality and  maturities  of the  securities  held by the Fund but also on changes in the current value of such  securities  and on changes in the expenses of the Fund. Total return reflects the performance of both principal and income.

Unless noted otherwise,  the Fund's total return and average annual total return will reflect  deduction of the maximum initial sales load in the case of Class A shares or the applicable  deferred sales charge in the case of Class B and Class
C shares.  From time to time the Fund may  include  performance  information  in advertisements  and sales  literature  without  deduction  of the sales  charge, which, if deducted, would reduce the performance data quoted.

Investors should note that the performance of the Fund before November 17, 2004, was obtained while the Fund had a different  investment objective and investment strategies, and different fees and expenses.

COMPARISON OF FUND  PERFORMANCE  --  Comparison  of the quoted  non-standardized performance of various investments is valid only if performance is calculated in the same manner.  Since there are different methods of calculating  performance,
investors   should  consider  the  effect  of  the  methods  used  to  calculate performance when comparing  performance of the Fund with performance quoted with respect to other investment companies or types of investments.

FINANCIAL STATEMENTS

The  financial  statements  for the Fund and the  Portfolio  for the fiscal year ended September 30, 2004, and the fiscal  six-month  period ended March 31, 2005 are incorporated herein by reference to the September 30, 2004 Annual Report and
March 31, 2005 Semi-Annual  Report to shareholders.  Copies of the Fund's Annual
Report and  Semi-Annual  Report are  provided  to every  person  requesting  the
Statement of Additional Information.

                                   APPENDIX A

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

Aaa -- Bonds  rated Aaa are  judged to be of the best  quality.  They  carry the smallest degree of investment risk and are generally referred to as "gilt edge."
Interest payments are protected by a large or by an exceptionally  stable margin and  principal is secure.  While the various  protective  elements are likely to change,  such  changes  as can be  visualized  are most  unlikely  to impair the fundamentally strong position of such issues.

Aa -- Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally  known as high-grade  bonds.
They are rated lower than the best bonds because  margins of protection  may not be as large as in Aaa securities or fluctuation of protective elements may be of greater  amplitude  or  there  may be  other  elements  present  which  make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds rated A possess many  favorable  investment  attributes and are to be
considered  as  upper-medium-grade  obligations.   Factors  giving  security  to
principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds rated Baa are considered as medium-grade obligations, i.e. they are neither highly  protected nor poorly  secured.  Interest  payments and principal security appear adequate for the present but certain protective  elements may be lacking or may be  characteristically  unreliable over any great length of time.
Such,  bonds  lack  outstanding  investment  characteristics  and in  fact  have speculative characteristics as well.

Ba -- Bonds  rated Ba are  judged to have  speculative  elements.  Their  future cannot be  considered  as well  assured.  Often the  protection  of interest and principal  payments may be very moderate and thereby not well safeguarded during both (good and bad times over the future). Uncertainty of position characterizes bonds in this class.

B -- Bonds rated B generally  lack  characteristics  of a desirable  investment.
Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds  rated Caa are of poor  standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds  rated Ca  represent  obligations  which are  speculative  in a high degree. Such issues are often in default or have other marked short-comings.

C -- Bonds rated C are the  lowest-rated  class of bonds and issued so rated can be  regarded as having  extremely  poor  prospects  of ever  attaining  any real investment standing.

Moody's  applies  numerical  modifiers,  1, 2,  and 3, in  each  generic  rating classification  from Aa through B in its corporate  bond system.  The modifier 1 indicates  that the  security  ranks in the  higher  end of its  generic  rating category;  the  modifier 2  indicates a mid-range  ranking;  and the  modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P'S CORPORATE BOND RATINGS

AAA -- Debt rated AAA has the highest rating  assigned by Standard & Poor's to a debt  obligation.  Capacity to pay  interest  and repay  principal  is extremely strong.

AA -- Debt  rated  AA has a very  strong  capacity  to pay  interest  and  repay principal and differs from the higher-rated issues only in small degree.

A -- Debt rated A has a strong  capacity to pay  interest  and repay  principal, although it is somewhat more  susceptible  to the adverse  effects of changes in circumstances and economic conditions.

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest
and  repay  principal.   Whereas  it  normally  exhibits   adequate   protection
parameters,  adverse  economic  conditions  or changing  circumstances  are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB -- Debt  rate BB has less  near-term  vulnerability  to  default  than  other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse  business,  financial,  or  economic  conditions  which  could  lead  to inadequate capacity to meet timely interest and principal payments.

B -- Debt rated B has a greater  vulnerability  to default but currently has the capacity to meet interest payments and principal  repayments.  Adverse business, financial,  or economic conditions will likely impair capacity or willingness to pay interest and repay  principal.  The B rating  category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC -- Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely  payment of interest and repayment of principal.  In the event of adverse business,  financial,  or  economic  conditions,  it is not  likely  to have the capacity to pay interest and repay principal.

CC -- Debt rated CC is  typically  applied to debt  subordinated  to senior debt which is assigned an actual or implied CCC debt rating.

C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt  rating.  The C rating may be used to cover a situation  where a  bankruptcy  petition has been filed but debt service payments are continued.

CI -- The rating CI is reserved  for income  bonds on which no interest is being paid.

D -- Debt  rated D is in payment  default.  The D rating  category  is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired,  unless S&P believes that such payments will be made during such grace  period.  The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-):  The  ratings  from "AA" to "CCC" may be  modified by the addition  of a plus or minus  sign to show  relative  standing  within the major rating categories.

FITCH'S LONG-TERM DEBT RATINGS

INVESTMENT GRADE

AAA (HIGHEST CREDIT  QUALITY) -- 'AAA' ratings denote the lowest  expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA (VERY HIGH CREDIT  QUALITY) -- 'AA' ratings denote a very low  expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments.  This  capacity  is not  significantly  vulnerable  to  foreseeable events.

A (HIGH CREDIT  QUALITY) -- 'A' ratings denote a low expectation of credit risk.
The capacity for timely payment of financial  commitments is considered  strong.
This capacity may, nevertheless,  be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB (GOOD CREDIT  QUALITY) -- 'BBB'  ratings  indicate that there is currently a low  expectation  of credit risk.  The capacity for timely  payment of financial commitments is considered adequate,  but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

SPECULATIVE GRADE

BB  (SPECULATIVE) -- 'BB' ratings indicate that there is a possibility of credit risk  developing,  particularly  as the result of adverse  economic  change over time;  however,  business or  financial  alternatives  may be available to allow financial  commitments  to be met.  Securities  rated in this  category  are not investment grade.

B (HIGHLY  SPECULATIVE) -- 'B' ratings indicate that significant  credit risk is present,  but a limited  margin of safety  remains.  Financial  commitments  are currently being met; however,  capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C (HIGH  DEFAULT RISK) -- Default is a real  possibility.  Capacity for meeting  financial  commitments  is solely  reliant  upon  sustained,  favorable business or economic developments.  A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D (DEFAULT) -- The ratings of obligations in this category are based on their prospects for achieving  partial or full recovery in a  reorganization  or
liquidation  of  the  obligor.   While  expected   recovery  values  are  highly
speculative  and cannot be estimated with any precision,  the following serve as general  guidelines.  'DDD' obligations have the highest potential for recovery, around  90%-100% of  outstanding  amounts and accrued  interest.  'DD' indicates potential  recoveries  in the  range  of  50%-90%  and 'D' the  lowest  recovery potential, i.e., below 50%.

Entities  rated  in  this  category  have  defaulted  on  some  or all of  their obligations.  Entities  rated 'DDD' have the highest  prospect for resumption of performance  or  continued  operation  with or  without a formal  reorganization process.  Entities  rated  'DD'  and  'D'  are  generally  undergoing  a  formal reorganization or liquidation process;  those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

NOTES -- "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' category or to categories below 'CCC'.

'NR'  indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

'Withdrawn':  A rating is  withdrawn  when  Fitch  Ratings  deems the  amount of information  available  to  be  inadequate  for  rating  purposes,  or  when  an obligation matures, is called, or refinanced.

Rating Watch:  Ratings are placed on Rating Watch to notify investors that there is a reasonable  probability of a rating change and the likely direction of such change.  These are  designated as  "Positive,"  indicating a potential  upgrade,
"Negative," for a potential downgrade,  or "Evolving," if ratings may be raised, lowered or  maintained.  Rating  Watch is typically  resolved  over a relatively short period.

A Rating  Outlook  indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable"  could be upgraded or downgraded  before an outlook  moves to  positive  or negative  if  circumstances  warrant  such an action. Occasionally,  Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as "evolving."

DESCRIPTION OF MOODY'S SHORT-TERM DEBT RATINGS

Issuers  rated  PRIME-1 (or  related  supporting  institutions)  have a superior capacity for repayment of short-term promissory  obligations.  Prime-1 repayment capacity will normally be evidenced by the  following  characteristics:  leasing market positions in well-established  industries;  high rates of return on funds employed;  conservative capitalization structures with moderate reliance on debt and  ample  asset  protection;  broad  margins  in  earnings  coverage  of fixed financial charges and high internal cash generation;  well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers  rated  PRIME-2  (or  related  supporting  institutions)  have a  strong capacity for repayment of short-term promissory obligations.  This will normally be evidenced by many of the characteristics  cited above but to a lesser degree.
Earnings  trends and  coverage  ratios,  while  sound,  will be more  subject to variation. Capitalization characteristics,  while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated PRIME-3 (or related  supporting  institutions)  have an acceptable capacity  for  repayment of  short-term  promissory  obligations.  The effect of
industry   characteristics  and  market  composition  may  be  more  pronounced.
Variability in earnings and  profitability may result in changes in the level of debt protection  measurements  and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

DESCRIPTION OF S&P SHORT-TERM ISSUER CREDIT RATINGS

A-1 -- An  obligor  rated  `A-1'  has  STRONG  capacity  to meet  its  financial commitments.  It is rated in the highest  category by Standard & Poor's.  Within this  category,  certain  obligors  are  designated  with a plus sign (+).  This indicates  that the  obligor's  capacity to meet its  financial  commitments  is
EXTREMELY STRONG.

A-2 -- An obligor  rated `A-2' has  SATISFACTORY  capacity to meet its financial commitments.  However, it is somewhat more susceptible to the adverse effects of changes in  circumstances  and economic  conditions than obligors in the highest rating category.

A-3 -- An  obligor  rated  `A-3' has  ADEQUATE  capacity  to meet its  financial obligations.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened  capacity of the obligor to meet its financial commitments.

DESCRIPTION OF FITCH'S COMMERCIAL PAPER RATINGS

F1 (HIGHEST  CREDIT  QUALITY) --  Indicates  the  strongest  capacity for timely payment  of  financial  commitments;  may  have  an  added  "+"  to  denote  any exceptionally strong credit feature.

F2 (GOOD  CREDIT  QUALITY)  -- A  satisfactory  capacity  for timely  payment of financial  commitments,  but the margin of safety is not as great as in the case of the higher ratings.

F3 (FAIR  CREDIT  QUALITY)  -- The  capacity  for timely  payment  of  financial commitments is adequate;  however,  near-term  adverse changes could result in a reduction to non-investment grade.

B (SPECULATIVE) -- Minimal capacity for timely payment of financial commitments, plus  vulnerability  to  near-term  adverse  changes in  financial  and economic conditions.

C (HIGH  DEFAULT  RISK) -- Default is a real  possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D (DEFAULT) -- Denotes actual or imminent payment default.

NOTES -- "+" or "-" may be appended to an 'F1' rating  class to denote  relative status within the category.

'NR'  indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

'Withdrawn':  A rating is  withdrawn  when  Fitch  Ratings  deems the  amount of information  available  to  be  inadequate  for  rating  purposes,  or  when  an obligation matures, is called, or refinanced.

Rating Watch:  Ratings are placed on Rating Watch to notify investors that there is a reasonable  probability of a rating change and the likely direction of such change.  These are  designated as  "Positive,"  indicating a potential  upgrade,
"Negative," for a potential downgrade,  or "Evolving," if ratings may be raised, lowered or  maintained.  Rating  Watch is typically  resolved  over a relatively short period.

DESCRIPTION OF MOODY'S INSURANCE FINANCIAL STRENGTH RATINGS

Aaa -- Insurance companies rated Aaa offer exceptional financial security. While the financial  strength of these companies is likely to change,  such changes as can be  visualized  are most  unlikely  to  impair  their  fundamentally  strong position.

Aa -- Insurance companies rated Aa offer excellent financial security.  Together with the Aaa  group  they  constitute  what are  generally  known as high  grade companies.  They are rated  lower than Aaa  companies  because  long-term  risks appear somewhat larger.

A --  Insurance  companies  rated  A offer  good  financial  security.  However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Insurance companies rated Baa offer adequate financial security. However, certain  protective  elements  may  be  lacking  or  may  be  characteristically unreliable over any great length of time.

Ba -- Insurance companies rated Ba offer questionable financial security.  Often the  ability of these  companies  to meet  policyholder  obligations  maybe very moderate and thereby not well safeguarded in the future.

B -- Insurance  companies  rated B offer poor financial  security.  Assurance of punctual  payment of  policyholder  obligations  over any long period of time is small.

Caa -- Insurance  companies rated Caa offer very poor financial  security.  They may be in  default  on their  policyholder  obligations  or there may be present elements of danger with respect to punctual payment of policyholder  obligations and claims.

Ca -- Insurance companies rated Ca offer extremely poor financial security. Such companies are often in default on their  policyholder  obligations or have other marked shortcomings.

C -- Insurance companies rated C are the lowest rated class of insurance company and can be  regarded  as  having  extremely  poor  prospects  of  ever  offering financial security.

Numeric modifiers: Numeric modifiers are used to refer to the ranking within the group -- one being  the  highest  and  three  being  the  lowest.  However,  the financial strength of companies within a generic rating symbol (Aa, for example)
is broadly the same.

DESCRIPTION OF S&P CLAIMS PAYING ABILITY RATING DEFINITIONS

SECURE RANGE -- AAA to BBB

"AAA" -- Superior financial security on an absolute and relative basis. Capacity to meet policyholder obligations is overwhelming under a variety of economic and underwriting conditions.

"AA" -- Excellent financial security.  Capacity to meet policyholder obligations is strong under a variety of economic and underwriting conditions.

"A" -- Good financial security, but capacity to meet policyholder obligations is somewhat susceptible to adverse economic and underwriting conditions.

"BBB"  --  Adequate  financial  security,  but  capacity  to  meet  policyholder obligations is susceptible to adverse economic and underwriting conditions.

VULNERABLE RANGE -- BB to CCC

"BB" -- Financial  security may be adequate,  but capacity to meet  policyholder obligations,  particularly with respect to long-term or "long-tail" policies, is vulnerable to adverse economic and underwriting conditions.

"B" --  Vulnerable  financial  security.  Currently  able to  meet  policyholder obligations,  but  capacity to meet  policyholder  obligations  is  particularly vulnerable to adverse economic and underwriting conditions.

"CCC" -- Extremely  vulnerable  financial  security.  Continued capacity to meet policyholder  obligations is highly  questionable  unless favorable economic and underwriting conditions prevail.

"R" --  Regulatory  action.  As of the  date  indicated,  the  insurer  is under supervision  of insurance  regulators  following  rehabilitation,  receivership, liquidation,  or any other action that  reflects  regulatory  concern  about the insurer's  financial  condition.  Information  on this status is provided by the
National  Association of Insurance  Commissioners  and other regulatory  bodies.
Although  believed to be accurate,  this information is not guaranteed.  The "R"
rating does not apply to insurers  subject only to nonfinancial  actions such as market conduct violations.

Plus (+) or minus (-) Ratings  from "AA" to "B" may be modified by the  addition of a plus or minus  sign to show  relative  standing  within  the  major  rating categories.

FITCH'S INSURANCE FINANCIAL STRENGTH RATINGS:

AAA  (EXCEPTIONALLY  STRONG) -- Insurers assigned this highest rating are viewed as possessing  exceptionally  strong capacity to meet  policyholder and contract obligations.  For such companies, risk factors are minimal and the impact of any adverse business and economic factors is expected to be extremely small.

AA (VERY  STRONG) -- Insurers are viewed as possessing  very strong  capacity to meet  policyholder and contract  obligations.  Risk factors are modest,  and the impact of any  adverse  business  and  economic  factors is  expected to be very small.

A  (STRONG)  --  Insurers  are  viewed as  possessing  strong  capacity  to meet policyholder and contract obligations. Risk factors are moderate, and the impact of any adverse business and economic factors is expected to be small.

BBB  (GOOD)  --  Insurers  are  viewed  as  possessing  good  capacity  to  meet policyholder and contract  obligations.  Risk factors are somewhat high, and the impact of any adverse  business and economic factors is expected to be material, yet manageable.

BB (MODERATELY WEAK) -- Insurers are viewed as moderately weak with an uncertain capacity to meet policyholder and contract obligations.  Though positive factors are  present,  overall  risk  factors  are high,  and the impact of any  adverse business and economic factors is expected to be significant.

B  (WEAK)  --  Insurers  are  viewed  as  weak  with a  poor  capacity  to  meet policyholder  and  contract  obligations.  Risk  factors are very high,  and the impact of any  adverse  business  and  economic  factors is  expected to be very significant.

CCC, CC, C (VERY WEAK) -- Insurers  rated in any of these three  categories  are viewed as very weak with a very poor capacity to meet  policyholder and contract obligations.  Risk  factors are  extremely  high,  and the impact of any adverse business and economic  factors is expected to be  insurmountable.  A 'CC' rating indicates that some form of insolvency or liquidity impairment appears probable.
A 'C' rating signals that insolvency or a liquidity impairment appears imminent.

DDD, DD, D  (DISTRESSED)  -- These  ratings are  assigned to insurers  that have either  failed to make payments on their  obligations  in a timely  manner,  are deemed to be  insolvent,  or have  been  subjected  to some  form of  regulatory intervention.  Within the 'DDD'-'D' range,  those companies rated 'DDD' have the highest  prospects for  resumption of business  operations  or, if liquidated or wound down, of having a vast majority of their  obligations to policyholders and contract holders ultimately paid off, though on a delayed basis (with recoveries expected  in the  range  of  90%-100%).  Those  rated  'DD'  show  a much  lower likelihood of ultimately  paying off material amounts of their  obligations in a liquidation  or wind down scenario (in a range of 50%-90%).  Those rated 'D' are ultimately  expected  to have  very  limited  liquid  assets  available  to fund obligations,  and therefore any ultimate payoffs would be quite modest (at under
50%).

NOTES  -- "+" or "-" may be  appended  to a  rating  to  indicate  the  relative position of a credit within the rating category.  Such suffixes are not added to ratings in the 'AAA' category or to ratings below the 'CCC' category.

Ratings of 'BBB-` and higher are  considered  to be "secure," and those of 'BB+'
and lower are considered to be "vulnerable."

A Rating  Outlook  indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive,  stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable"  could be upgraded or downgraded  before an outlook  moves to  positive  or negative  if  circumstances  warrant  such an action.  Occasionally,  Fitch Ratings may be unable to identify the  fundamental trend, and in these cases, the Rating Outlook may be described as "evolving."

Rating Watch:  Ratings are placed on Rating Watch to notify investors that there is a reasonable  probability of a rating change and the likely direction of such change.  These are  designated as  "Positive,"  indicating a potential  upgrade,
"Negative," for a potential downgrade,  or "Evolving," if ratings may be raised, lowered or  maintained.  Rating  Watch is typically  resolved  over a relatively short period.